UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03583

Fidelity Mt. Vernon Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2024

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024
Fidelity® Series Growth Company Fund Fidelity® Series Growth Company Fund : FCGSX

This annual shareholder report contains information about Fidelity® Series Growth Company Fund for the period December 1, 2023 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Growth Company Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 3000 Growth Index for the fiscal year, led by information technology. Stock selection in health care also boosted the fund's relative performance. Also helping our relative result was an underweight in real estate, primarily within the equity real estate investment trusts industry.
•The top individual relative contributor was an overweight in Nvidia (+196%). A second notable relative contributor was an underweight in Microsoft (+13%). Nvidia and Microsoft were among our biggest holdings. Another notable relative contributor was an underweight in Merck (+2%).
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in consumer discretionary. An overweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also hurting our result were security selection and an underweight in communication services, primarily within the media & entertainment industry.
•The biggest individual relative detractor was an overweight in lululemon athletica (-28%). This period we decreased our position in lululemon athletica. The company was among our biggest holdings this period. A non-benchmark stake in Moderna returned about -44% and was a second notable relative detractor. This period we increased our position in Moderna. Another notable relative detractor was an underweight in Broadcom (+78%). This period we increased our position in Broadcom.
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
November 30, 2014 through November 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Growth Company Fund	45.14%	24.07%	19.68%
Russell 3000® Growth Index	38.16%	18.84%	16.08%
Russell 3000® Index	34.49%	15.23%	12.89%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$17,953,449,944
Number of Holdings	602
Total Advisory Fee	$0
Portfolio Turnover	27%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	48.3
Consumer Discretionary	16.7
Health Care	11.8
Communication Services	11.2
Financials	4.3
Industrials	3.9
Consumer Staples	2.5
Materials	0.6
Energy	0.3
Real Estate	0.1
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	16.1
Apple Inc	9.6
Microsoft Corp	7.0
Amazon.com Inc	6.9
Alphabet Inc Class A	3.4
Meta Platforms Inc Class A	3.4
Alphabet Inc Class C	2.2
Eli Lilly & Co	2.2
Salesforce Inc	1.5
Tesla Inc	1.5
53.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914116.100    2610-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024
Fidelity® Growth Strategies Fund Fidelity Advisor® Growth Strategies Fund Class Z : FGSLX

This annual shareholder report contains information about Fidelity® Growth Strategies Fund for the period October 8, 2024 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z A	$ 11	0.67%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell Midcap Growth Index for the fiscal year, especially within industrials. Stock picks in consumer discretionary also boosted relative performance, as did an underweight in health care.
•The top individual relative contributor was an overweight in Vistra (+358%). The company was one of our biggest holdings at period end. The second-largest relative contributor was an overweight in Doximity (+90%). This was a position we established this period. Another notable relative contributor was an overweight in Emcor (+140%).
•In contrast, the biggest detractors from performance versus the benchmark were security selection and a small overweight in energy. Also hurting our result was an underweight in information technology, primarily within the software & services industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was a stake in CrowdStrike Holdings (-3%). The stock was not held at period end. The second-largest relative detractor was a position in Molina Healthcare (-17%), another stock that was not held at period end. Not owning Spotify Technology, a benchmark component that gained about 70%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$3,773,807,408
Number of Holdings	126
Total Advisory Fee	$23,563,900
Portfolio Turnover	93%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.0
Information Technology	23.8
Financials	15.1
Consumer Discretionary	10.1
Health Care	6.8
Energy	4.1
Communication Services	3.2
Utilities	2.5
Materials	2.1
Consumer Staples	2.0
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Palantir Technologies Inc Class A	4.4
Axon Enterprise Inc	3.5
AppLovin Corp Class A	3.3
WW Grainger Inc	2.3
Fair Isaac Corp	2.3
Vistra Corp	2.2
Ameriprise Financial Inc	2.0
Trade Desk Inc (The) Class A	1.9
Coinbase Global Inc Class A	1.7
Datadog Inc Class A	1.6
25.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918425.100    7828-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024
Fidelity® Growth Strategies Fund Fidelity Advisor® Growth Strategies Fund Class I : FGSJX

This annual shareholder report contains information about Fidelity® Growth Strategies Fund for the period October 8, 2024 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I A	$ 12	0.75%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell Midcap Growth Index for the fiscal year, especially within industrials. Stock picks in consumer discretionary also boosted relative performance, as did an underweight in health care.
•The top individual relative contributor was an overweight in Vistra (+358%). The company was one of our biggest holdings at period end. The second-largest relative contributor was an overweight in Doximity (+90%). This was a position we established this period. Another notable relative contributor was an overweight in Emcor (+140%).
•In contrast, the biggest detractors from performance versus the benchmark were security selection and a small overweight in energy. Also hurting our result was an underweight in information technology, primarily within the software & services industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was a stake in CrowdStrike Holdings (-3%). The stock was not held at period end. The second-largest relative detractor was a position in Molina Healthcare (-17%), another stock that was not held at period end. Not owning Spotify Technology, a benchmark component that gained about 70%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$3,773,807,408
Number of Holdings	126
Total Advisory Fee	$23,563,900
Portfolio Turnover	93%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.0
Information Technology	23.8
Financials	15.1
Consumer Discretionary	10.1
Health Care	6.8
Energy	4.1
Communication Services	3.2
Utilities	2.5
Materials	2.1
Consumer Staples	2.0
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Palantir Technologies Inc Class A	4.4
Axon Enterprise Inc	3.5
AppLovin Corp Class A	3.3
WW Grainger Inc	2.3
Fair Isaac Corp	2.3
Vistra Corp	2.2
Ameriprise Financial Inc	2.0
Trade Desk Inc (The) Class A	1.9
Coinbase Global Inc Class A	1.7
Datadog Inc Class A	1.6
25.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918423.100    7827-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® New Millennium Fund® Fidelity® New Millennium Fund® : FMILX

This annual shareholder report contains information about Fidelity® New Millennium Fund® for the period December 1, 2023 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® New Millennium Fund®	$ 92	0.77%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, especially within industrials, where our picks in capital goods helped most. Picks in utilities and communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Vistra (+352%). This period we decreased our stake in Vistra. The second-largest relative contributor was our non-benchmark stake in Spotify Technology (+158%). We trimmed the position. A non-benchmark stake in Vertiv Holdings gained approximately 187% and notably helped. This period we decreased our stake in Vertiv Holdings.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an underweight in information technology, primarily within the software & services industry. Also hurting our result were overweights in materials and energy. Lastly, the fund's position in cash detracted in a rising market.
•The largest individual relative detractor was untimely positioning in Broadcom (-8%). This was a stake we established this period. A non-benchmark stake in National Resilience returned roughly -54% and was a second notable relative detractor. Another notable relative detractor was our stake in Boeing (-28%). This period we decreased our investment in Boeing.
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
November 30, 2014 through November 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® New Millennium Fund®	38.19%	16.85%	12.77%
S&P 500® Index	33.89%	15.77%	13.35%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$5,082,068,074
Number of Holdings	155
Total Advisory Fee	$34,546,621
Portfolio Turnover	44%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	26.6
Financials	13.8
Industrials	13.0
Consumer Discretionary	11.3
Health Care	9.6
Communication Services	8.9
Energy	4.0
Real Estate	3.9
Consumer Staples	3.7
Materials	3.3
Utilities	1.3

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.9
Microsoft Corp	5.9
Apple Inc	5.6
Amazon.com Inc	3.6
Meta Platforms Inc Class A	2.6
Alphabet Inc Class A	2.5
UnitedHealth Group Inc	1.7
Visa Inc Class A	1.7
Eli Lilly & Co	1.5
Space Exploration Technologies Corp	1.4
33.4
How has the Fund changed?

This is a summary of certain changes to the Fund since December 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by January 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914074.100    300-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024
Fidelity® Growth Strategies Fund Fidelity Advisor® Growth Strategies Fund Class C : FGSHX

This annual shareholder report contains information about Fidelity® Growth Strategies Fund for the period October 8, 2024 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C A	$ 28	1.75%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell Midcap Growth Index for the fiscal year, especially within industrials. Stock picks in consumer discretionary also boosted relative performance, as did an underweight in health care.
•The top individual relative contributor was an overweight in Vistra (+358%). The company was one of our biggest holdings at period end. The second-largest relative contributor was an overweight in Doximity (+90%). This was a position we established this period. Another notable relative contributor was an overweight in Emcor (+140%).
•In contrast, the biggest detractors from performance versus the benchmark were security selection and a small overweight in energy. Also hurting our result was an underweight in information technology, primarily within the software & services industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was a stake in CrowdStrike Holdings (-3%). The stock was not held at period end. The second-largest relative detractor was a position in Molina Healthcare (-17%), another stock that was not held at period end. Not owning Spotify Technology, a benchmark component that gained about 70%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$3,773,807,408
Number of Holdings	126
Total Advisory Fee	$23,563,900
Portfolio Turnover	93%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.0
Information Technology	23.8
Financials	15.1
Consumer Discretionary	10.1
Health Care	6.8
Energy	4.1
Communication Services	3.2
Utilities	2.5
Materials	2.1
Consumer Staples	2.0
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Palantir Technologies Inc Class A	4.4
Axon Enterprise Inc	3.5
AppLovin Corp Class A	3.3
WW Grainger Inc	2.3
Fair Isaac Corp	2.3
Vistra Corp	2.2
Ameriprise Financial Inc	2.0
Trade Desk Inc (The) Class A	1.9
Coinbase Global Inc Class A	1.7
Datadog Inc Class A	1.6
25.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918419.100    7826-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024
Fidelity® Growth Strategies Fund Fidelity Advisor® Growth Strategies Fund Class A : FGSFX

This annual shareholder report contains information about Fidelity® Growth Strategies Fund for the period October 8, 2024 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A A	$ 16	1.02%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell Midcap Growth Index for the fiscal year, especially within industrials. Stock picks in consumer discretionary also boosted relative performance, as did an underweight in health care.
•The top individual relative contributor was an overweight in Vistra (+358%). The company was one of our biggest holdings at period end. The second-largest relative contributor was an overweight in Doximity (+90%). This was a position we established this period. Another notable relative contributor was an overweight in Emcor (+140%).
•In contrast, the biggest detractors from performance versus the benchmark were security selection and a small overweight in energy. Also hurting our result was an underweight in information technology, primarily within the software & services industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was a stake in CrowdStrike Holdings (-3%). The stock was not held at period end. The second-largest relative detractor was a position in Molina Healthcare (-17%), another stock that was not held at period end. Not owning Spotify Technology, a benchmark component that gained about 70%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$3,773,807,408
Number of Holdings	126
Total Advisory Fee	$23,563,900
Portfolio Turnover	93%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.0
Information Technology	23.8
Financials	15.1
Consumer Discretionary	10.1
Health Care	6.8
Energy	4.1
Communication Services	3.2
Utilities	2.5
Materials	2.1
Consumer Staples	2.0
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Palantir Technologies Inc Class A	4.4
Axon Enterprise Inc	3.5
AppLovin Corp Class A	3.3
WW Grainger Inc	2.3
Fair Isaac Corp	2.3
Vistra Corp	2.2
Ameriprise Financial Inc	2.0
Trade Desk Inc (The) Class A	1.9
Coinbase Global Inc Class A	1.7
Datadog Inc Class A	1.6
25.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918417.100    7824-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024
Fidelity® Growth Company K6 Fund Fidelity® Growth Company K6 Fund : FGKFX

This annual shareholder report contains information about Fidelity® Growth Company K6 Fund for the period December 1, 2023 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Growth Company K6 Fund	$ 56	0.45%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 3000 Growth Index for the fiscal year, led by information technology. Stock picking in health care also boosted relative performance. Also bolstering our relative result was an underweight in real estate, primarily within the equity real estate investment trusts industry.
•The top individual relative contributor was an overweight in Nvidia (+196%). Another notable relative contributor was an underweight in Microsoft (+13%). Nvidia and Microsoft were among our biggest holdings. Our stake in Karuna Therapeutics (+66%) also helped. The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in consumer discretionary. An overweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also detracting from our result were security selection and an underweight in communication services, primarily within the media & entertainment industry.
•The largest individual relative detractor was an overweight in lululemon athletica (-28%). This period we decreased our position in lululemon athletica. The stock was one of the fund's biggest holdings this period. A non-benchmark stake in Moderna returned -45% and was a second notable relative detractor. This period we increased our position in Moderna. An underweight in Broadcom (+78%) also detracted. This period we increased our position in Broadcom.
•Notable changes in positioning include increased exposure to the communication services and financials sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 13, 2019 through November 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Growth Company K6 Fund	46.43%	23.48%	23.77%
Russell 3000® Growth Index	38.16%	18.84%	19.23%
Russell 3000® Index	34.49%	15.23%	15.67%
A   From June 13, 2019
Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$21,266,586,651
Number of Holdings	576
Total Advisory Fee	$86,739,627
Portfolio Turnover	22%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	47.9
Consumer Discretionary	15.6
Communication Services	12.2
Health Care	12.0
Financials	4.5
Industrials	4.1
Consumer Staples	2.6
Materials	0.5
Energy	0.3
Real Estate	0.2
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	16.3
Apple Inc	7.2
Amazon.com Inc	5.6
Meta Platforms Inc Class A	5.1
Microsoft Corp	5.1
Alphabet Inc Class A	3.5
Oracle Corp	2.6
Eli Lilly & Co	2.2
Salesforce Inc	1.5
Alphabet Inc Class C	1.4
50.5
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914121.100    3458-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024
Fidelity® Growth Strategies Fund Fidelity Advisor® Growth Strategies Fund Class M : FGSGX

This annual shareholder report contains information about Fidelity® Growth Strategies Fund for the period October 8, 2024 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M A	$ 20	1.25%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell Midcap Growth Index for the fiscal year, especially within industrials. Stock picks in consumer discretionary also boosted relative performance, as did an underweight in health care.
•The top individual relative contributor was an overweight in Vistra (+358%). The company was one of our biggest holdings at period end. The second-largest relative contributor was an overweight in Doximity (+90%). This was a position we established this period. Another notable relative contributor was an overweight in Emcor (+140%).
•In contrast, the biggest detractors from performance versus the benchmark were security selection and a small overweight in energy. Also hurting our result was an underweight in information technology, primarily within the software & services industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was a stake in CrowdStrike Holdings (-3%). The stock was not held at period end. The second-largest relative detractor was a position in Molina Healthcare (-17%), another stock that was not held at period end. Not owning Spotify Technology, a benchmark component that gained about 70%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$3,773,807,408
Number of Holdings	126
Total Advisory Fee	$23,563,900
Portfolio Turnover	93%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.0
Information Technology	23.8
Financials	15.1
Consumer Discretionary	10.1
Health Care	6.8
Energy	4.1
Communication Services	3.2
Utilities	2.5
Materials	2.1
Consumer Staples	2.0
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Palantir Technologies Inc Class A	4.4
Axon Enterprise Inc	3.5
AppLovin Corp Class A	3.3
WW Grainger Inc	2.3
Fair Isaac Corp	2.3
Vistra Corp	2.2
Ameriprise Financial Inc	2.0
Trade Desk Inc (The) Class A	1.9
Coinbase Global Inc Class A	1.7
Datadog Inc Class A	1.6
25.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918421.100    7825-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth Company Fund Fidelity® Growth Company Fund Class K : FGCKX

This annual shareholder report contains information about Fidelity® Growth Company Fund for the period December 1, 2023 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 54	0.44%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 3000 Growth Index for the fiscal year, especially within information technology. Stock selection in health care also boosted relative performance. Also helping our relative result was an underweight in real estate, primarily within the equity real estate investment trusts industry.
•The top individual relative contributor was an overweight in Nvidia (+195%). Another notable relative contributor was an underweight in Microsoft (+13%). Nvidia and Microsoft were among the fund's biggest holdings. An underweight in Merck (+2%) also helped.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. An overweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The biggest individual relative detractor was an overweight in lululemon athletica (-28%). This period we decreased our position in lululemon athletica. The stock was among the fund's largest holdings this period. A non-benchmark stake in Moderna returned roughly -45% and was the second-largest relative detractor. This period we increased our position in Moderna. Another notable relative detractor was an underweight in Meta Platforms (+76%). The company was among the fund's biggest holdings.
•Notable changes in positioning include increased exposure to financials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
November 30, 2014 through November 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	44.36%	23.01%	18.96%
Russell 3000® Growth Index	38.16%	18.84%	16.08%
Russell 3000® Index	34.49%	15.23%	12.89%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$69,300,943,034
Number of Holdings	601
Total Advisory Fee	$299,460,055
Portfolio Turnover	18%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	48.5
Consumer Discretionary	16.9
Health Care	11.7
Communication Services	11.2
Financials	4.3
Industrials	3.8
Consumer Staples	2.5
Materials	0.5
Energy	0.3
Real Estate	0.1
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	16.2
Apple Inc	9.4
Microsoft Corp	7.0
Amazon.com Inc	7.0
Alphabet Inc Class A	3.6
Meta Platforms Inc Class A	3.1
Alphabet Inc Class C	2.2
Eli Lilly & Co	2.2
Salesforce Inc	1.5
Tesla Inc	1.4
53.6
How has the Fund changed?

This is a summary of certain changes to the Fund since December 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by January 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914041.100    2090-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024
Fidelity® Equity Growth K6 Fund Fidelity® Equity Growth K6 Fund : FEGKX

This annual shareholder report contains information about Fidelity® Equity Growth K6 Fund for the period December 1, 2023 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Equity Growth K6 Fund	$ 54	0.45%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 3000 Growth Index for the fiscal year, especially within information technology. Security selection in health care and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was our stake in Nvidia (+207%). This period we increased our position in Nvidia. The company was the fund's biggest holding at period end. A second notable relative contributor was an underweight in Apple (+26%). This period we increased our position in Apple. The company was one of our biggest holdings. Another notable relative contributor was our non-benchmark stake in Taiwan Semiconductor Manufacturing (+92%). This period we increased our position in Taiwan Semiconductor Manufacturing. The stock was one of our biggest holdings.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services, primarily within the media & entertainment industry. An overweight in health care also hampered the fund's result. Also detracting from our result were picks in consumer discretionary. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in MongoDB (-23%). This period we increased our stake in MongoDB. A second notable relative detractor was an underweight in Meta Platforms (+76%). This was a position we established this period. Another notable relative detractor was our non-benchmark stake in Universal Music (-7%).
•Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 24, 2023 through November 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Equity Growth K6 Fund	39.15%	36.17%
Russell 3000® Growth Index	38.16%	36.21%
Russell 3000® Index	34.49%	30.74%
A   From August 24, 2023
Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$154,321,817
Number of Holdings	124
Total Advisory Fee	$331,690
Portfolio Turnover	76%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	39.4
Health Care	16.4
Consumer Discretionary	10.5
Industrials	10.5
Financials	7.9
Communication Services	7.2
Materials	1.6
Consumer Staples	1.6
Energy	1.6
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	12.9
Apple Inc	10.1
Taiwan Semiconductor Manufacturing Co Ltd ADR	4.9
Microsoft Corp	4.9
Amazon.com Inc	4.9
Alphabet Inc Class A	4.7
Boston Scientific Corp	2.8
Eli Lilly & Co	2.3
Uber Technologies Inc	2.1
Mastercard Inc Class A	1.9
51.5
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914122.100    7524-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024
Fidelity® Growth Strategies K6 Fund Fidelity® Growth Strategies K6 Fund : FSKGX

This annual shareholder report contains information about Fidelity® Growth Strategies K6 Fund for the period December 1, 2023 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Growth Strategies K6 Fund	$ 55	0.45%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell Midcap Growth Index for the fiscal year, led by industrials. Stock picks in consumer discretionary also boosted the fund's relative performance, as did an underweight in health care.
•The top individual relative contributor was an overweight in Vistra (+359%). This period we increased our investment in Vistra, and the stock was one of our biggest holdings at period end. A second notable relative contributor was an overweight in Axon Enterprise (+109%). This was a position we established this period. The company was one of the fund's largest holdings at period end. An overweight in Emcor (+140%) also contributed. This period we increased our investment in Emcor.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an overweight in energy. An underweight in information technology, primarily within the software & services industry, also hampered the fund's result. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in CrowdStrike Holdings (+1%). The stock was not held at period end. A second notable relative detractor was our stake in Molina Healthcare (-17%), another stock that was not held at period end. Another notable relative detractor this period was avoiding Spotify Technology, a benchmark component that gained about 70%.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through November 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Growth Strategies K6 Fund	45.82%	14.60%	14.33%
Russell Midcap® Growth Index	40.07%	13.18%	13.95%
Russell 3000® Index	34.49%	15.23%	14.37%
A   From May 25, 2017
Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$553,695,130
Number of Holdings	126
Total Advisory Fee	$1,427,171
Portfolio Turnover	95%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.1
Information Technology	23.6
Financials	15.2
Consumer Discretionary	10.3
Health Care	6.8
Energy	4.1
Communication Services	3.2
Utilities	2.4
Materials	2.1
Consumer Staples	2.0
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Palantir Technologies Inc Class A	4.4
Axon Enterprise Inc	3.6
AppLovin Corp Class A	3.2
WW Grainger Inc	2.3
Fair Isaac Corp	2.2
Vistra Corp	2.1
Ameriprise Financial Inc	2.0
Trade Desk Inc (The) Class A	1.9
Coinbase Global Inc Class A	1.7
Datadog Inc Class A	1.6
25.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914120.100    2952-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth Strategies Fund Fidelity® Growth Strategies Fund Class K : FAGKX

This annual shareholder report contains information about Fidelity® Growth Strategies Fund for the period December 1, 2023 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 84	0.68%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell Midcap Growth Index for the fiscal year, especially within industrials. Stock picks in consumer discretionary also boosted relative performance, as did an underweight in health care.
•The top individual relative contributor was an overweight in Vistra (+358%). The company was one of our biggest holdings at period end. The second-largest relative contributor was an overweight in Doximity (+90%). This was a position we established this period. Another notable relative contributor was an overweight in Emcor (+140%).
•In contrast, the biggest detractors from performance versus the benchmark were security selection and a small overweight in energy. Also hurting our result was an underweight in information technology, primarily within the software & services industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was a stake in CrowdStrike Holdings (-3%). The stock was not held at period end. The second-largest relative detractor was a position in Molina Healthcare (-17%), another stock that was not held at period end. Not owning Spotify Technology, a benchmark component that gained about 70%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
November 30, 2014 through November 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	45.62%	14.37%	12.23%
Russell Midcap® Growth Index	40.07%	13.18%	12.22%
Russell 3000® Index	34.49%	15.23%	12.89%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$3,773,807,408
Number of Holdings	126
Total Advisory Fee	$23,563,900
Portfolio Turnover	93%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.0
Information Technology	23.8
Financials	15.1
Consumer Discretionary	10.1
Health Care	6.8
Energy	4.1
Communication Services	3.2
Utilities	2.5
Materials	2.1
Consumer Staples	2.0
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Palantir Technologies Inc Class A	4.4
Axon Enterprise Inc	3.5
AppLovin Corp Class A	3.3
WW Grainger Inc	2.3
Fair Isaac Corp	2.3
Vistra Corp	2.2
Ameriprise Financial Inc	2.0
Trade Desk Inc (The) Class A	1.9
Coinbase Global Inc Class A	1.7
Datadog Inc Class A	1.6
25.2
How has the Fund changed?

This is a summary of certain changes to the Fund since December 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by January 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914083.100    2076-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth Strategies Fund Fidelity® Growth Strategies Fund : FDEGX

This annual shareholder report contains information about Fidelity® Growth Strategies Fund for the period December 1, 2023 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Growth Strategies Fund	$ 94	0.77%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell Midcap Growth Index for the fiscal year, especially within industrials. Stock picks in consumer discretionary also boosted relative performance, as did an underweight in health care.
•The top individual relative contributor was an overweight in Vistra (+358%). The company was one of our biggest holdings at period end. The second-largest relative contributor was an overweight in Doximity (+90%). This was a position we established this period. Another notable relative contributor was an overweight in Emcor (+140%).
•In contrast, the biggest detractors from performance versus the benchmark were security selection and a small overweight in energy. Also hurting our result was an underweight in information technology, primarily within the software & services industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was a stake in CrowdStrike Holdings (-3%). The stock was not held at period end. The second-largest relative detractor was a position in Molina Healthcare (-17%), another stock that was not held at period end. Not owning Spotify Technology, a benchmark component that gained about 70%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
November 30, 2014 through November 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Growth Strategies Fund	45.51%	14.24%	12.09%
Russell Midcap® Growth Index	40.07%	13.18%	12.22%
Russell 3000® Index	34.49%	15.23%	12.89%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$3,773,807,408
Number of Holdings	126
Total Advisory Fee	$23,563,900
Portfolio Turnover	93%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.0
Information Technology	23.8
Financials	15.1
Consumer Discretionary	10.1
Health Care	6.8
Energy	4.1
Communication Services	3.2
Utilities	2.5
Materials	2.1
Consumer Staples	2.0
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Palantir Technologies Inc Class A	4.4
Axon Enterprise Inc	3.5
AppLovin Corp Class A	3.3
WW Grainger Inc	2.3
Fair Isaac Corp	2.3
Vistra Corp	2.2
Ameriprise Financial Inc	2.0
Trade Desk Inc (The) Class A	1.9
Coinbase Global Inc Class A	1.7
Datadog Inc Class A	1.6
25.2
How has the Fund changed?

This is a summary of certain changes to the Fund since December 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by January 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914084.100    324-TSRA-0125

ANNUAL SHAREHOLDER REPORT | AS OF NOVEMBER 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth Company Fund Fidelity® Growth Company Fund : FDGRX

This annual shareholder report contains information about Fidelity® Growth Company Fund for the period December 1, 2023 to November 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Growth Company Fund	$ 64	0.52%
What affected the Fund's performance this period?

•U.S. equities posted a strong advance for the 12 months ending November 30, 2024, driven by a resilient economy, the potential for artificial intelligence to drive transformative change and the Federal Reserve's long-anticipated pivot to cutting interest rates.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 3000 Growth Index for the fiscal year, especially within information technology. Stock selection in health care also boosted relative performance. Also helping our relative result was an underweight in real estate, primarily within the equity real estate investment trusts industry.
•The top individual relative contributor was an overweight in Nvidia (+195%). Another notable relative contributor was an underweight in Microsoft (+13%). Nvidia and Microsoft were among the fund's biggest holdings. An underweight in Merck (+2%) also helped.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. An overweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The biggest individual relative detractor was an overweight in lululemon athletica (-28%). This period we decreased our position in lululemon athletica. The stock was among the fund's largest holdings this period. A non-benchmark stake in Moderna returned roughly -45% and was the second-largest relative detractor. This period we increased our position in Moderna. Another notable relative detractor was an underweight in Meta Platforms (+76%). The company was among the fund's biggest holdings.
•Notable changes in positioning include increased exposure to financials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
November 30, 2014 through November 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Growth Company Fund	44.23%	22.92%	18.86%
Russell 3000® Growth Index	38.16%	18.84%	16.08%
Russell 3000® Index	34.49%	15.23%	12.89%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of November 30, 2024)

KEY FACTS
Fund Size	$69,300,943,034
Number of Holdings	601
Total Advisory Fee	$299,460,055
Portfolio Turnover	18%
What did the Fund invest in?
(as of November 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	48.5
Consumer Discretionary	16.9
Health Care	11.7
Communication Services	11.2
Financials	4.3
Industrials	3.8
Consumer Staples	2.5
Materials	0.5
Energy	0.3
Real Estate	0.1
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	16.2
Apple Inc	9.4
Microsoft Corp	7.0
Amazon.com Inc	7.0
Alphabet Inc Class A	3.6
Meta Platforms Inc Class A	3.1
Alphabet Inc Class C	2.2
Eli Lilly & Co	2.2
Salesforce Inc	1.5
Tesla Inc	1.4
53.6
How has the Fund changed?

This is a summary of certain changes to the Fund since December 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by January 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914042.100    25-TSRA-0125

Item 2.

Code of Ethics

As of the end of the period, November 30, 2024, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund, Fidelity Growth Company K6 Fund and Fidelity Series Growth Company Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$95,500	$-	$9,900	$1,500
Fidelity Growth Company K6 Fund	$91,000	$-	$9,400	$1,500
Fidelity Series Growth Company Fund	$65,600	$-	$9,900	$1,400

November 30, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$71,700	$-	$9,200	$1,700
Fidelity Growth Company K6 Fund	$69,300	$-	$9,200	$1,700
Fidelity Series Growth Company Fund	$65,700	$-	$9,200	$1,600

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Equity Growth K6 Fund, Fidelity Growth Strategies Fund, Fidelity Growth Strategies K6 Fund and Fidelity New Millennium Fund (the “Funds”):

Services Billed by PwC

November 30, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity Growth K6 Fund	$33,900	$2,900	$10,900	$1,000
Fidelity Growth Strategies Fund	$54,800	$3,700	$15,900	$1,300
Fidelity Growth Strategies K6 Fund	$41,600	$3,400	$7,900	$1,200
Fidelity New Millennium Fund	$63,200	$5,000	$14,100	$1,700

November 30, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity Growth K6 Fund	$25,300	$600	$6,500	$200
Fidelity Growth Strategies Fund	$49,900	$3,800	$15,900	$1,300
Fidelity Growth Strategies K6 Fund	$44,100	$3,500	$8,500	$1,200
Fidelity New Millennium Fund	$58,100	$5,100	$9,900	$1,700

A Amounts may reflect rounding.
B Fidelity Equity Growth K6 Fund commenced operations on August 24, 2023.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of

Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2024A	November 30, 2023A
Audit-Related Fees	$125,000	$75,000
Tax Fees	$-	$-
All Other Fees	$2,929,500	$-

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2024A	November 30, 2023A,B
Audit-Related Fees	$9,701,800	$8,881,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Equity Growth K6 Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2024A	November 30, 2023A,B
Deloitte Entities	$3,382,600	$5,839,700
PwC	$15,360,100	$14,444,500

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Equity Growth K6 Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Growth Strategies Fund

Annual Report
November 30, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Growth Strategies Fund
Schedule of Investments November 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 3.2%
Entertainment - 0.6%
Live Nation Entertainment, Inc. (a)	182,748	25,265
Interactive Media & Services - 0.7%
Pinterest, Inc. Class A (a)	872,500	26,454
Media - 1.9%
The Trade Desk, Inc. Class A (a)	549,864	70,685
TOTAL COMMUNICATION SERVICES		122,404
CONSUMER DISCRETIONARY - 10.1%
Broadline Retail - 0.9%
Coupang, Inc. Class A (a)	1,396,400	35,413
Distributors - 0.2%
Pool Corp.	24,877	9,381
Diversified Consumer Services - 0.9%
Duolingo, Inc. Class A (a)	92,663	32,272
Hotels, Restaurants & Leisure - 4.9%
Cava Group, Inc. (a)	154,100	21,713
Domino's Pizza, Inc.	42,802	20,382
Dutch Bros, Inc. Class A (a)	511,000	27,456
Hilton Worldwide Holdings, Inc.	192,170	48,704
Light & Wonder, Inc. Class A (a)	127,950	12,160
Texas Roadhouse, Inc.	164,175	33,700
Wingstop, Inc.	40,700	13,381
Wyndham Hotels & Resorts, Inc.	69,600	6,833
		184,329
Household Durables - 1.9%
NVR, Inc. (a)	2,300	21,242
SharkNinja, Inc.	159,700	16,058
Tempur Sealy International, Inc.	283,970	15,897
TopBuild Corp. (a)	45,538	17,789
		70,986
Specialty Retail - 1.0%
Carvana Co. Class A (a)	43,700	11,380
Murphy U.S.A., Inc.	48,400	26,514
		37,894
Textiles, Apparel & Luxury Goods - 0.3%
Deckers Outdoor Corp. (a)	60,894	11,933
TOTAL CONSUMER DISCRETIONARY		382,208
CONSUMER STAPLES - 2.0%
Beverages - 0.1%
Celsius Holdings, Inc. (a)(b)	162,953	4,636
Consumer Staples Distribution & Retail - 1.9%
Casey's General Stores, Inc.	56,805	23,909
Performance Food Group Co. (a)	315,070	27,802
U.S. Foods Holding Corp. (a)	260,300	18,161
		69,872
TOTAL CONSUMER STAPLES		74,508
ENERGY - 4.2%
Energy Equipment & Services - 0.8%
TechnipFMC PLC	417,927	13,110
Weatherford International PLC	216,956	17,855
		30,965
Oil, Gas & Consumable Fuels - 3.4%
Cheniere Energy, Inc.	141,538	31,706
Hess Corp.	165,517	24,361
Permian Resource Corp. Class A	330,600	5,177
Targa Resources Corp.	216,400	44,211
Texas Pacific Land Corp. (b)	12,700	20,321
		125,776
TOTAL ENERGY		156,741
FINANCIALS - 15.1%
Banks - 1.1%
Nu Holdings Ltd. Class A (a)	3,378,710	42,335
Capital Markets - 8.9%
Ameriprise Financial, Inc.	127,217	73,019
Ares Management Corp. Class A,	306,037	54,086
Blue Owl Capital, Inc. Class A	1,251,000	29,686
Coinbase Global, Inc. Class A (a)	214,400	63,505
LPL Financial	72,860	23,690
MSCI, Inc.	70,539	43,003
Robinhood Markets, Inc. (a)	830,800	31,188
Tradeweb Markets, Inc. Class A	129,800	17,588
		335,765
Financial Services - 2.8%
Affirm Holdings, Inc. Class A, (a)	324,700	22,732
Apollo Global Management, Inc.	187,842	32,878
Block, Inc. Class A (a)	290,800	25,750
Toast, Inc. (a)	562,600	24,496
		105,856
Insurance - 2.3%
Arthur J. Gallagher & Co.	85,941	26,834
Brown & Brown, Inc.	243,600	27,551
Kinsale Capital Group, Inc.	60,700	30,862
		85,247
TOTAL FINANCIALS		569,203
HEALTH CARE - 6.9%
Biotechnology - 1.7%
Alnylam Pharmaceuticals, Inc. (a)	163,900	41,478
Natera, Inc. (a)	54,200	9,094
Neurocrine Biosciences, Inc. (a)	43,700	5,539
Sarepta Therapeutics, Inc. (a)	49,100	6,547
Viking Therapeutics, Inc. (a)	7,500	397
		63,055
Health Care Equipment & Supplies - 1.0%
DexCom, Inc. (a)	279,970	21,835
Penumbra, Inc. (a)	2,626	641
TransMedics Group, Inc. (a)(b)	164,400	14,255
		36,731
Health Care Providers & Services - 2.5%
Cardinal Health, Inc.	269,345	32,925
Cencora, Inc.	193,046	48,561
HCA Holdings, Inc.	39,700	12,991
		94,477
Health Care Technology - 1.2%
Doximity, Inc. Class A (a)	485,600	25,737
Veeva Systems, Inc. Class A (a)	81,756	18,628
		44,365
Life Sciences Tools & Services - 0.3%
West Pharmaceutical Services, Inc.	36,999	12,050
Pharmaceuticals - 0.2%
Intra-Cellular Therapies, Inc. (a)	91,130	7,805
TOTAL HEALTH CARE		258,483
INDUSTRIALS - 28.9%
Aerospace & Defense - 7.3%
Axon Enterprise, Inc. (a)	201,070	130,084
HEICO Corp. Class A	215,700	45,541
Howmet Aerospace, Inc.	496,463	58,771
Loar Holdings, Inc.	3,400	313
TransDigm Group, Inc.	32,000	40,095
		274,804
Building Products - 4.1%
AAON, Inc.	222,394	30,321
Builders FirstSource, Inc. (a)	97,010	18,089
Carlisle Companies, Inc.	50,691	23,151
Lennox International, Inc. (b)	52,130	34,777
The AZEK Co., Inc. Class A, (a)	452,451	24,034
Trane Technologies PLC	60,568	25,210
		155,582
Commercial Services & Supplies - 1.8%
Cintas Corp.	136,264	30,767
Tetra Tech, Inc.	643,865	26,727
Veralto Corp.	90,200	9,759
		67,253
Construction & Engineering - 5.0%
Comfort Systems U.S.A., Inc.	123,800	61,067
Construction Partners, Inc. Class A (a)	267,200	27,150
EMCOR Group, Inc.	92,100	46,982
Fluor Corp. (a)	370,400	20,791
Quanta Services, Inc.	98,400	33,901
		189,891
Electrical Equipment - 2.7%
GE Vernova LLC	60,500	20,214
nVent Electric PLC	300,387	23,523
Vertiv Holdings Co.	458,078	58,451
		102,188
Ground Transportation - 2.9%
Old Dominion Freight Lines, Inc.	267,900	60,315
XPO, Inc. (a)	310,400	47,308
		107,623
Machinery - 0.5%
Westinghouse Air Brake Tech Co.	86,400	17,334
Professional Services - 0.5%
Dayforce, Inc. (a)	238,200	19,054
Trading Companies & Distributors - 4.1%
Core & Main, Inc. Class A (a)	495,000	24,032
United Rentals, Inc.	52,500	45,465
W.W. Grainger, Inc.	71,773	86,511
		156,008
TOTAL INDUSTRIALS		1,089,737
INFORMATION TECHNOLOGY - 23.7%
Electronic Equipment, Instruments & Components - 2.6%
Amphenol Corp. Class A	211,522	15,367
Coherent Corp. (a)	592,600	59,355
Vontier Corp.	614,500	24,125
		98,847
IT Services - 3.1%
Gartner, Inc. (a)	103,200	53,450
GoDaddy, Inc. Class A (a)	232,350	45,905
Wix.com Ltd. (a)	82,900	18,548
		117,903
Semiconductors & Semiconductor Equipment - 1.7%
Entegris, Inc.	77,700	8,207
Monolithic Power Systems, Inc.	77,000	43,708
Onto Innovation, Inc. (a)	75,300	12,363
		64,278
Software - 15.6%
AppFolio, Inc. Class A, (a)	51,400	13,043
AppLovin Corp. Class A, (a)	363,230	122,318
Cadence Design Systems, Inc. (a)	42,423	13,016
Cellebrite DI Ltd. (a)	725,140	14,633
Datadog, Inc. Class A (a)	404,700	61,818
Fair Isaac Corp. (a)	34,979	83,076
Guidewire Software, Inc. (a)(b)	39,500	8,014
HubSpot, Inc. (a)	68,000	49,031
Manhattan Associates, Inc. (a)	26,900	7,678
MicroStrategy, Inc. Class A (a)	12,300	4,766
Monday.com Ltd. (a)	33,600	9,588
Onestream, Inc.	4,100	123
Palantir Technologies, Inc. Class A (a)	2,443,800	163,932
Synopsys, Inc. (a)	23,818	13,302
Tyler Technologies, Inc. (a)	38,100	23,971
		588,309
Technology Hardware, Storage & Peripherals - 0.7%
Pure Storage, Inc. Class A (a)	133,296	7,063
Super Micro Computer, Inc. (a)(b)	590,100	19,261
		26,324
TOTAL INFORMATION TECHNOLOGY		895,661
MATERIALS - 2.1%
Construction Materials - 1.8%
CRH PLC	225,600	23,072
Vulcan Materials Co.	159,030	45,821
		68,893
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	94,500	11,170
TOTAL MATERIALS		80,063
REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Iron Mountain, Inc.	313,864	38,816
UTILITIES - 2.5%
Electric Utilities - 0.3%
NRG Energy, Inc.	114,930	11,678
Independent Power and Renewable Electricity Producers - 2.2%
Vistra Corp.	506,000	80,879
TOTAL UTILITIES		92,557
TOTAL COMMON STOCKS (Cost $2,459,991)		3,760,381

Money Market Funds - 2.5%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.64% (c)	17,938,619	17,942
Fidelity Securities Lending Cash Central Fund 4.64% (c)(d)	77,146,758	77,154
TOTAL MONEY MARKET FUNDS (Cost $95,096)		95,096

TOTAL INVESTMENT IN SECURITIES - 102.2% (Cost $2,555,087)	3,855,477
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(81,670)
NET ASSETS - 100.0%	3,773,807

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.64%	66,423	1,500,549	1,549,031	1,807	2	(1)	17,942	0.0%
Fidelity Securities Lending Cash Central Fund 4.64%	30,848	693,169	646,863	37	-	-	77,154	0.3%
Total	97,271	2,193,718	2,195,894	1,844	2	(1)	95,096

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	122,404	122,404	-	-
Consumer Discretionary	382,208	382,208	-	-
Consumer Staples	74,508	74,508	-	-
Energy	156,741	156,741	-	-
Financials	569,203	569,203	-	-
Health Care	258,483	258,483	-	-
Industrials	1,089,737	1,089,737	-	-
Information Technology	895,661	895,661	-	-
Materials	80,063	80,063	-	-
Real Estate	38,816	38,816	-	-
Utilities	92,557	92,557	-	-

Money Market Funds	95,096	95,096	-	-
Total Investments in Securities:	3,855,477	3,855,477	-	-
Financial Statements
Statement of Assets and Liabilities
As of November 30, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $73,935) - See accompanying schedule:
Unaffiliated issuers (cost $2,459,991)	$3,760,381
Fidelity Central Funds (cost $95,096)	95,096

Total Investment in Securities (cost $2,555,087)		$3,855,477
Receivable for fund shares sold		1,736
Dividends receivable		749
Distributions receivable from Fidelity Central Funds		30
Prepaid expenses		3
Other receivables		94
Total assets		3,858,089
Liabilities
Payable for investments purchased	$3,850
Payable for fund shares redeemed	1,132
Accrued management fee	2,041
Other payables and accrued expenses	105
Collateral on securities loaned	77,154
Total liabilities		84,282
Net Assets		$3,773,807
Net Assets consist of:
Paid in capital		$2,221,365
Total accumulated earnings (loss)		1,552,442
Net Assets		$3,773,807

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($330 ÷ 4 shares)(a)(b)		$77.34
Maximum offering price per share (100/94.25 of $77.34)		$82.06
Class M :
Net Asset Value and redemption price per share ($148 ÷ 2 shares)(a)(b)		$77.31
Maximum offering price per share (100/96.50 of $77.31)		$80.11
Class C :
Net Asset Value and offering price per share ($114 ÷ 1 shares)(a)(b)		$77.26
Growth Strategies :
Net Asset Value, offering price and redemption price per share ($3,590,305 ÷ 46,403 shares)		$77.37
Class K :
Net Asset Value, offering price and redemption price per share ($170,619 ÷ 2,176 shares)(b)		$78.42
Class I :
Net Asset Value, offering price and redemption price per share ($143 ÷ 2 shares)(b)		$77.37
Class Z :
Net Asset Value, offering price and redemption price per share ($12,148 ÷ 157 shares)(b)		$77.39
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Year ended November 30, 2024 Amounts in thousands
Investment Income
Dividends		$20,969
Income from Fidelity Central Funds (including $37 from security lending)		1,844
Total income		22,813
Expenses
Management fee
Basic fee	$20,021
Performance adjustment	3,692
Transfer agent fees	1,197
Accounting fees	214
Custodian fees and expenses	31
Independent trustees' fees and expenses	15
Registration fees	148
Audit fees	74
Legal	5
Interest	97
Miscellaneous	59
Total expenses before reductions	25,553
Expense reductions	(231)
Total expenses after reductions		25,322
Net Investment income (loss)		(2,509)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	332,393
Redemptions in-kind	649,710
Fidelity Central Funds	2
Foreign currency transactions	(12)
Total net realized gain (loss)		982,093
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	292,551
Fidelity Central Funds	(1)
Total change in net unrealized appreciation (depreciation)		292,550
Net gain (loss)		1,274,643
Net increase (decrease) in net assets resulting from operations		$1,272,134
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2024	Year ended November 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,509)	$3,800
Net realized gain (loss)	982,093	287,416
Change in net unrealized appreciation (depreciation)	292,550	(99,121)
Net increase (decrease) in net assets resulting from operations	1,272,134	192,095
Distributions to shareholders	(2,053)	-

Share transactions - net increase (decrease)	(654,705)	(4,506)
Total increase (decrease) in net assets	615,376	187,589

Net Assets
Beginning of period	3,158,431	2,970,842
End of period	$3,773,807	$3,158,431

Financial Highlights
Fidelity Advisor® Growth Strategies Fund Class A

Years ended November 30,		2024 A
Selected Per-Share Data
Net asset value, beginning of period		$67.61
Income from Investment Operations
Net investment income (loss) B,C		(.06)
Net realized and unrealized gain (loss)		9.79
Total from investment operations		9.73
Net asset value, end of period		$77.34
Total Return D,E,F		14.39%
Ratios to Average Net Assets C,G,H
Expenses before reductions		1.05% I,J
Expenses net of fee waivers, if any		1.02 % I,J
Expenses net of all reductions		1.02% I,J
Net investment income (loss)		(.59)% I,J
Supplemental Data
Net assets, end of period (in millions)	$	- K
Portfolio turnover rate L		93 % M

AFor the period October 8, 2024 (commencement of sale of shares) through November 30, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount represents less than $500,000.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Growth Strategies Fund Class M

Years ended November 30,		2024 A
Selected Per-Share Data
Net asset value, beginning of period		$67.61
Income from Investment Operations
Net investment income (loss) B,C		(.09)
Net realized and unrealized gain (loss)		9.79
Total from investment operations		9.70
Net asset value, end of period		$77.31
Total Return D,E,F		14.35%
Ratios to Average Net Assets C,G,H
Expenses before reductions		1.27% I,J
Expenses net of fee waivers, if any		1.25 % I,J
Expenses net of all reductions		1.25% I,J
Net investment income (loss)		(.84)% I,J
Supplemental Data
Net assets, end of period (in millions)	$	- K
Portfolio turnover rate L		93 % M

AFor the period October 8, 2024 (commencement of sale of shares) through November 30, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount represents less than $500,000.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Growth Strategies Fund Class C

Years ended November 30,		2024 A
Selected Per-Share Data
Net asset value, beginning of period		$67.61
Income from Investment Operations
Net investment income (loss) B,C		(.14)
Net realized and unrealized gain (loss)		9.79
Total from investment operations		9.65
Net asset value, end of period		$77.26
Total Return D,E,F		14.27%
Ratios to Average Net Assets C,G,H
Expenses before reductions		1.77% I,J
Expenses net of fee waivers, if any		1.75 % I,J
Expenses net of all reductions		1.75% I,J
Net investment income (loss)		(1.35)% I,J
Supplemental Data
Net assets, end of period (in millions)	$	- K
Portfolio turnover rate L		93 % M

AFor the period October 8, 2024 (commencement of sale of shares) through November 30, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount represents less than $500,000.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Growth Strategies Fund

Years ended November 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$53.20	$49.87	$71.14	$61.57	$50.98
Income from Investment Operations
Net investment income (loss) A,B	(.05)	.06 C	(.08)	(.15)	.04 D
Net realized and unrealized gain (loss)	24.25	3.27	(12.20)	14.72	12.31
Total from investment operations	24.20	3.33	(12.28)	14.57	12.35
Distributions from net investment income	(.03) E	-	-	-	(.22)
Distributions from net realized gain	- E,F	-	(8.99)	(5.00)	(1.55)
Total distributions	(.03)	-	(8.99)	(5.00)	(1.76) G
Net asset value, end of period	$77.37	$53.20	$49.87	$71.14	$61.57
Total Return H	45.51%	6.68%	(19.98)%	25.31%	25.02%
Ratios to Average Net Assets B,I,J
Expenses before reductions	.77%	.75%	.83%	.63%	.63%
Expenses net of fee waivers, if any	.77%	.75%	.83%	.63%	.63%
Expenses net of all reductions	.77%	.75%	.83%	.63%	.63%
Net investment income (loss)	(.08)%	.12% C	(.16)%	(.23)%	.07% D
Supplemental Data
Net assets, end of period (in millions)	$3,590	$2,962	$2,773	$3,381	$3,011
Portfolio turnover rate K	93 % L	75% L	74% L	49%	67%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .04%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03)%.
EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
FAmount represents less than $.005 per share.
GTotal distributions per share do not sum due to rounding.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Growth Strategies Fund Class K

Years ended November 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$53.94	$50.50	$71.85	$62.08	$51.38
Income from Investment Operations
Net investment income (loss) A,B	.01	.12 C	(.02)	(.08)	.10 D
Net realized and unrealized gain (loss)	24.56	3.32	(12.34)	14.85	12.42
Total from investment operations	24.57	3.44	(12.36)	14.77	12.52
Distributions from net investment income	(.09) E	-	-	-	(.27)
Distributions from net realized gain	- E,F	- E	(8.99)	(5.00)	(1.55)
Total distributions	(.09)	-	(8.99)	(5.00)	(1.82)
Net asset value, end of period	$78.42	$53.94	$50.50	$71.85	$62.08
Total Return G	45.62%	6.81%	(19.89)%	25.44%	25.17%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.69%	.64%	.72%	.52%	.52%
Expenses net of fee waivers, if any	.68%	.63%	.71%	.52%	.52%
Expenses net of all reductions	.68%	.63%	.71%	.52%	.51%
Net investment income (loss)	.01%	.23% C	(.05)%	(.13)%	.19% D
Supplemental Data
Net assets, end of period (in millions)	$171	$196	$198	$251	$236
Portfolio turnover rate J	93 % K	75% K	74% K	49%	67%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .16%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.
EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
FAmount represents less than $.005 per share.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Growth Strategies Fund Class I

Years ended November 30,		2024 A
Selected Per-Share Data
Net asset value, beginning of period		$67.61
Income from Investment Operations
Net investment income (loss) B,C		(.04)
Net realized and unrealized gain (loss)		9.80
Total from investment operations		9.76
Net asset value, end of period		$77.37
Total Return D,E		14.44%
Ratios to Average Net Assets C,F,G
Expenses before reductions		.77% H,I
Expenses net of fee waivers, if any		.75 % H,I
Expenses net of all reductions		.75% H,I
Net investment income (loss)		(.33)% H,I
Supplemental Data
Net assets, end of period (in millions)	$	- J
Portfolio turnover rate K		93 % L

AFor the period October 8, 2024 (commencement of sale of shares) through November 30, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount represents less than $500,000.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Growth Strategies Fund Class Z

Years ended November 30,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$67.61
Income from Investment Operations
Net investment income (loss) B,C	(.04)
Net realized and unrealized gain (loss)	9.82
Total from investment operations	9.78
Net asset value, end of period	$77.39
Total Return D,E	14.47%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.82% H,I
Expenses net of fee waivers, if any	.67 % H,I
Expenses net of all reductions	.67% H,I
Net investment income (loss)	(.50)% H,I
Supplemental Data
Net assets, end of period (in millions)	$12
Portfolio turnover rate J	93 % K

AFor the period October 8, 2024 (commencement of sale of shares) through November 30, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended November 30, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class M, Class C, Class I and Class Z shares on October 8, 2024. The Fund offers Class A, Class M, Class C, Growth Strategies, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth Strategies Fund	$14

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,357,406
Gross unrealized depreciation	(58,871)
Net unrealized appreciation (depreciation)	$1,298,535
Tax Cost	$2,556,942

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$258,054
Net unrealized appreciation (depreciation) on securities and other investments	$1,298,534

The Fund intends to elect to defer to its next fiscal year $4,147 of ordinary losses recognized during the period January 1, 2024 to November 30, 2024.

The tax character of distributions paid was as follows:

	November 30, 2024	November 30, 2023
Ordinary Income	$1,774	$-
Long-term Capital Gains	279	-
Total	$2,053	$-

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Strategies Fund	3,792,384	3,051,461

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Growth Strategies Fund	21,671	649,710	1,321,439

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Growth Strategies Fund	5,631	193,732	300,496
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.71
Class M	.71
Class C	.71
Growth Strategies	.67
Class K	.56
Class I	.71
Class Z	.56

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.68
Class M	.67
Class C	.67
Growth Strategies	.63
Class K	.56
Class I	.67
Class Z	.56

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Growth Strategies Fund	Russell Midcap Growth Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Growth Strategies. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .11%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	- A	- A
Class M	.25%	.25%	- A	- A
Class C	.75%	.25%	- A	- A
			- A	- A
A Amount is less than $500.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares. For the period, there were no sales charge amounts retained by FDC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

	Amount ($)	% of Class-Level Average Net Assets
Growth Strategies	1,176.1500
Class K	21.0420
	1,197

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Growth Strategies Fund	.0257

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Growth Strategies Fund	27

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Growth Strategies Fund	Borrower	23,884	5.03%	97

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Growth Strategies Fund	136,658	119,653	14,713
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Growth Strategies Fund	5
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Growth Strategies Fund	4	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $149 and a portion of class-level operating expenses as follows:

Amount ($)
Class A	- A
Class M	- A
Class C	- A
Growth Strategies	74
Class K	4
Class I	- A
Class Z	- A

A Amount is less than $500.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2024	Year ended November 30, 2023
Fidelity Growth Strategies Fund
Distributions to shareholders
Growth Strategies	$1,722	$-
Class K	331	-
Total	$2,053	$-
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2024 A	Year ended November 30, 2023	Year ended November 30, 2024 A	Year ended November 30, 2023
Fidelity Growth Strategies Fund
Class A
Shares sold	4	-	$309	$ -
Net increase (decrease)	4	-	$309	$ -
Class M
Shares sold	2	-	$133	$ -
Net increase (decrease)	2	-	$133	$ -
Class C
Shares sold	1	-	$100	$ -
Net increase (decrease)	1	-	$100	$ -
Growth Strategies
Shares sold	26,417	12,499	$1,611,259	$653,529
Reinvestment of distributions	28	-	1,608	-
Shares redeemed	(35,716)	(12,429)	(2,190,810)	(643,497)
Net increase (decrease)	(9,271)	70	$(577,943)	$10,032
Class K
Shares sold	374	680	$24,213	$34,879
Reinvestment of distributions	6	-	331	-
Shares redeemed	(1,846)	(956)	(114,074)	(49,417)
Net increase (decrease)	(1,466)	(276)	$(89,530)	$(14,538)
Class I
Shares sold	2	-	$129	$ -
Net increase (decrease)	2	-	$129	$ -
Class Z
Shares sold	157	-	$12,097	$ -
Net increase (decrease)	157	-	$12,097	$ -

A Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period October 8, 2024 (commencement of sale of shares) through November 30, 2024.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2024, the related statement of operations for the year ended November 30, 2024, the statement of changes in net assets for each of the two years in the period ended November 30, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 14, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2024, $258,333,442, or, if subsequently determined to be different, the net capital gain of such year.

Growth Strategies and Class K designate 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth Strategies and Class K designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	63,800,778,497.24	94.70
Withheld	3,570,039,445.04	5.30
TOTAL	67,370,817,942.28	100.00
Robert A. Lawrence
Affirmative	64,108,462,670.95	95.16
Withheld	3,262,355,271.33	4.84
TOTAL	67,370,817,942.28	100.00
Vijay C. Advani
Affirmative	64,133,057,395.28	95.19
Withheld	3,237,760,546.99	4.81
TOTAL	67,370,817,942.28	100.00
Thomas P. Bostick
Affirmative	64,139,855,546.71	95.20
Withheld	3,230,962,395.57	4.80
TOTAL	67,370,817,942.28	100.00
Donald F. Donahue
Affirmative	63,937,145,751.70	94.90
Withheld	3,433,672,190.58	5.10
TOTAL	67,370,817,942.28	100.00
Vicki L. Fuller
Affirmative	64,281,507,386.43	95.41
Withheld	3,089,310,555.85	4.59
TOTAL	67,370,817,942.28	100.00
Patricia L. Kampling
Affirmative	64,109,163,152.49	95.16
Withheld	3,261,654,789.79	4.84
TOTAL	67,370,817,942.28	100.00
Thomas A. Kennedy
Affirmative	64,211,664,586.45	95.31
Withheld	3,159,153,355.83	4.69
TOTAL	67,370,817,942.28	100.00
Oscar Munoz
Affirmative	63,404,908,650.97	94.11
Withheld	3,965,909,291.31	5.89
TOTAL	67,370,817,942.28	100.00
Karen B. Peetz
Affirmative	64,265,043,761.25	95.39
Withheld	3,105,774,181.03	4.61
TOTAL	67,370,817,942.28	100.00
David M. Thomas
Affirmative	64,123,653,796.08	95.18
Withheld	3,247,164,146.20	4.82
TOTAL	67,370,817,942.28	100.00
Susan Tomasky
Affirmative	64,161,963,823.75	95.24
Withheld	3,208,854,118.52	4.76
TOTAL	67,370,817,942.28	100.00
Michael E. Wiley
Affirmative	64,102,654,208.87	95.15
Withheld	3,268,163,733.41	4.85
TOTAL	67,370,817,942.28	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contract and Management Fees
Fidelity Growth Strategies Fund

At its July 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) and certain of its affiliates  (the Amended Contract) for the fund to add the management fee schedule and maximum management fee rate for each of the new classes of the fund: Class A, Class M, Class C, Class I and Class Z (each a New Class and together, the New Classes). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requested and considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR and certain of its affiliates to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management contract. At its May 2024 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management contract should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contract at its July 2024 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the New Classes of the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the proposed tiered class-level management fee schedule and maximum class-level management fee rate of each New Class of the fund and the projected total expense ratio of each New Class. The Board also considered that, in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. The Board noted that the projected class-level management fee for each New Class of the fund is below the median of its competitor funds. The Board also considered that the estimated total net expense ratio of Class A, Class C, Class I, and Class Z of the fund is below the median of those funds and classes used by the Board for management fee comparison that have a similar sales load structure and that the estimated total net expenses of Class M is above the median of those funds and classes used by the Board for management fee comparison that have a similar sales load structure primarily because of higher 12b-1 fees.

The Board noted that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. The Board further noted that such differences are not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.

In connection with its consideration of the New Classes' management fee rates, the Board noted that the fund's management fee is subject to a performance adjustment. The Board further noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Based on its review, the Board concluded that the projected management fee and estimated total expense ratio of each New Class of the fund was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned and the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its May 2024 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive.

Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its May 2024 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure for the New Classes of the fund was fair and reasonable, and that the fund's Amended Contract should be approved through May 31, 2025.

1.539208.127
FEG-ANN-0125
Fidelity® Series Growth Company Fund

Annual Report
November 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Growth Company Fund
Consolidated Schedule of Investments November 30, 2024
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 11.1%
Entertainment - 1.3%
Electronic Arts, Inc.	2,854	467,114
Netflix, Inc. (a)	254,429	225,630,181
Roblox Corp. Class A (a)	203,300	10,191,429
Roku, Inc. Class A (a)	56,976	3,933,053
The Walt Disney Co.	8,576	1,007,423
		241,229,200
Interactive Media & Services - 9.3%
Alphabet, Inc.:
Class A	3,586,380	605,918,901
Class C	2,268,260	386,715,647
Epic Games, Inc. (a)(b)(c)	11,800	7,972,670
IAC, Inc. Class A (a)	7,100	336,043
Meta Platforms, Inc. Class A	1,049,430	602,708,638
Pinterest, Inc. Class A (a)	145,400	4,408,528
Reddit, Inc.:
Class A	121,238	17,056,974
Class B (a)	46,152	6,493,125
Snap, Inc. Class A (a)	2,671,003	31,544,545
		1,663,155,071
Media - 0.0%
Comcast Corp. Class A	30,400	1,312,976
The Trade Desk, Inc. Class A (a)	6,200	797,010
		2,109,986
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc.	330,053	81,503,288
TOTAL COMMUNICATION SERVICES		1,987,997,545
CONSUMER DISCRETIONARY - 16.8%
Automobiles - 1.5%
Neutron Holdings, Inc. (a)(b)(c)	438,358	22,751
Rad Power Bikes, Inc. (a)(b)(c)	249,183	52,328
Rad Power Bikes, Inc. warrants 10/6/33 (a)(b)(c)	181,375	94,315
Rivian Automotive, Inc. Class A (a)(d)	527,919	6,456,449
Tesla, Inc. (a)	748,605	258,388,502
		265,014,345
Broadline Retail - 7.2%
Alibaba Group Holding Ltd. sponsored ADR	68,200	5,958,634
Amazon.com, Inc. (a)	5,886,160	1,223,673,802
Etsy, Inc. (a)	16,581	909,634
Ollie's Bargain Outlet Holdings, Inc. (a)	591,037	58,483,111
		1,289,025,181
Diversified Consumer Services - 0.0%
Duolingo, Inc. Class A (a)	8,000	2,786,160
Hotels, Restaurants & Leisure - 1.3%
Airbnb, Inc. Class A (a)	51,400	6,996,054
Atour Lifestyle Holdings Ltd. ADR	86,100	2,165,415
Booking Holdings, Inc.	15,722	81,785,530
Cava Group, Inc. (a)	25,050	3,529,545
Chipotle Mexican Grill, Inc. (a)	539,550	33,193,116
Doordash, Inc. (a)	35,400	6,388,992
Dutch Bros, Inc. Class A (a)	3,900	209,547
Expedia Group, Inc. Class A (a)	35,300	6,517,086
Hyatt Hotels Corp. Class A	4,383	692,251
MakeMyTrip Ltd. (a)	175,800	20,171,292
Marriott International, Inc. Class A	87,450	25,280,921
McDonald's Corp.	3,025	895,430
Penn Entertainment, Inc. (a)	248,500	5,365,115
Shake Shack, Inc. Class A (a)	23,936	3,200,961
Sonder Holdings, Inc.:
Stage 1 rights (a)(c)	14,240	0
Stage 2 rights (a)(c)	14,240	0
Stage 3 rights (a)(c)	14,239	0
Stage 4 rights (a)(c)	14,239	0
Stage 5:
rights (a)(c)	14,238	0
rights (a)(c)	14,238	0
Starbucks Corp.	103,253	10,579,302
Sweetgreen, Inc. Class A (a)	286,902	11,757,244
Trip.com Group Ltd. ADR (a)	45,900	2,967,435
Viking Holdings Ltd.	63,700	2,958,865
Wingstop, Inc.	13,300	4,372,641
Zomato Ltd. (a)	2,843,600	9,452,706
		238,479,448
Household Durables - 0.5%
Garmin Ltd.	209,500	44,539,700
Lennar Corp. Class A	93,419	16,291,339
SharkNinja, Inc.	328,400	33,020,620
Toll Brothers, Inc.	9,100	1,503,047
		95,354,706
Leisure Products - 0.0%
Peloton Interactive, Inc. Class A (a)	22,642	234,118
Specialty Retail - 2.5%
Carvana Co. Class A (a)	193,900	50,495,438
Dick's Sporting Goods, Inc.	124,600	25,822,104
Fanatics, Inc. Class A (a)(b)(c)	180,405	13,202,038
Five Below, Inc. (a)	11,500	1,066,050
Floor & Decor Holdings, Inc. Class A (a)	73,500	8,247,435
Lowe's Companies, Inc.	108,173	29,469,570
Revolve Group, Inc. (a)(d)	485,723	17,524,886
RH (a)	9,190	3,539,437
Ross Stores, Inc.	46,600	7,216,942
The Home Depot, Inc.	310,377	133,192,082
TJX Companies, Inc.	751,672	94,477,654
Wayfair LLC Class A (a)(d)	1,199,320	55,456,557
		439,710,193
Textiles, Apparel & Luxury Goods - 3.8%
adidas AG	56,200	13,249,764
Birkenstock Holding PLC (a)	79,800	4,122,468
Canada Goose Holdings, Inc. (a)(d)	480,415	4,543,191
Crocs, Inc. (a)	41,800	4,414,080
Deckers Outdoor Corp. (a)	1,265,400	247,967,784
Figs, Inc. Class A (a)(d)	63,700	330,603
lululemon athletica, Inc. (a)	579,858	185,937,266
NIKE, Inc. Class B	203,754	16,049,703
On Holding AG (a)(d)	1,494,606	87,180,368
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,709,438	109,096,333
Tory Burch LLC (a)(b)(c)(e)	248,840	8,677,051
		681,568,611
TOTAL CONSUMER DISCRETIONARY		3,012,172,762
CONSUMER STAPLES - 2.5%
Beverages - 0.8%
Celsius Holdings, Inc. (a)(d)	17,100	486,495
Constellation Brands, Inc. Class A (sub. vtg.)	8,500	2,048,075
Keurig Dr. Pepper, Inc.	824,071	26,905,918
Monster Beverage Corp. (a)	129,570	7,143,194
PepsiCo, Inc.	200,564	32,782,186
The Coca-Cola Co.	1,227,707	78,671,465
		148,037,333
Consumer Staples Distribution & Retail - 0.7%
BBB Foods, Inc.	75,800	2,139,076
Costco Wholesale Corp.	86,744	84,304,759
Dollar Tree, Inc. (a)	9,300	662,811
Kroger Co.	142,140	8,681,911
Maplebear, Inc. (NASDAQ) (a)	21,945	958,338
Ocado Group PLC (a)	17,920	71,964
Target Corp.	121,263	16,044,308
Walmart, Inc.	108,800	10,064,000
		122,927,167
Food Products - 0.1%
Archer Daniels Midland Co.	1,500	81,900
Bowery Farming, Inc. (a)(c)	41,835	0
Bowery Farming, Inc. warrants (a)(b)(c)	14,699	0
Bunge Global SA	43,354	3,890,588
Mondelez International, Inc.	43,817	2,845,914
The Hershey Co. (d)	10,700	1,884,591
The Real Good Food Co. LLC:
Class B (a)(c)	131,479	1
Class B unit (a)(f)	131,479	34,250
The Real Good Food Co., Inc. Class A (a)	133,700	34,829
The Simply Good Foods Co. (a)	45,500	1,810,445
WK Kellogg Co. (d)	52,100	1,083,680
		11,666,198
Household Products - 0.2%
Church & Dwight Co., Inc.	28,621	3,152,031
Colgate-Palmolive Co.	36,691	3,545,451
Procter & Gamble Co.	137,478	24,644,306
The Clorox Co.	11,600	1,939,172
		33,280,960
Personal Care Products - 0.1%
BellRing Brands, Inc. (a)	13,300	1,043,518
elf Beauty, Inc. (a)(d)	26,000	3,367,520
Kenvue, Inc.	55,700	1,341,256
Oddity Tech Ltd. (a)(d)	268,771	12,487,101
The Beauty Health Co. (a)(b)	553,828	819,665
The Beauty Health Co. Class A, (a)(d)	1,100,098	1,628,145
		20,687,205
Tobacco - 0.6%
JUUL Labs, Inc. Class A (a)(b)(c)	2,069,029	2,089,719
Philip Morris International, Inc.	794,800	105,756,088
		107,845,807
TOTAL CONSUMER STAPLES		444,444,670
ENERGY - 0.3%
Energy Equipment & Services - 0.0%
Baker Hughes Co. Class A	95,000	4,175,250
Halliburton Co.	86,200	2,746,332
		6,921,582
Oil, Gas & Consumable Fuels - 0.3%
Cameco Corp.	65,900	3,917,755
EOG Resources, Inc.	7,100	946,146
EQT Corp.	93,600	4,253,184
Exxon Mobil Corp.	5,000	589,800
Range Resources Corp.	508,400	18,170,216
Reliance Industries Ltd.	788,718	12,089,324
Valero Energy Corp.	35,500	4,937,340
		44,903,765
TOTAL ENERGY		51,825,347
FINANCIALS - 4.2%
Banks - 0.6%
Bank of America Corp.	774,817	36,811,556
HDFC Bank Ltd. sponsored ADR	262,322	17,512,617
JPMorgan Chase & Co.	112,323	28,049,300
Wells Fargo & Co.	283,900	21,624,663
		103,998,136
Capital Markets - 0.9%
3i Group PLC	205,100	9,679,729
BlackRock, Inc.	28,797	29,453,572
Coinbase Global, Inc. Class A (a)	112,400	33,292,880
Goldman Sachs Group, Inc.	69,100	42,052,187
Robinhood Markets, Inc. (a)	1,438,300	53,993,782
		168,472,150
Consumer Finance - 0.1%
American Express Co.	65,000	19,804,200
Financial Services - 2.5%
Ant International Co. Ltd. Class C (b)(c)	570,188	1,037,742
Apollo Global Management, Inc.	90,500	15,840,215
Block, Inc. Class A (a)	202,285	17,912,337
Circle Internet Financial Ltd. Class E (c)	137,221	3,861,399
Jio Financial Services Ltd. (a)	440,859	1,717,050
MasterCard, Inc. Class A	293,649	156,497,298
PayPal Holdings, Inc. (a)	234,427	20,341,231
Saluda Medical, Inc. warrants 1/20/27 (a)(b)(c)	16,498	23,922
Toast, Inc. (a)	625,700	27,242,978
Visa, Inc. Class A	663,612	209,090,869
		453,565,041
Insurance - 0.1%
Progressive Corp.	39,700	10,674,536
TOTAL FINANCIALS		756,514,063
HEALTH CARE - 11.1%
Biotechnology - 6.5%
4D Pharma PLC (a)(c)(d)	596,200	8
AbbVie, Inc.	81,849	14,972,638
Absci Corp. (a)(d)	948,633	2,893,331
Akouos, Inc. (CVR) (a)(c)	200,563	36,101
Alector, Inc. (a)	955,755	2,475,405
Allogene Therapeutics, Inc. (a)	736,200	1,825,776
Alnylam Pharmaceuticals, Inc. (a)	343,531	86,937,390
Amgen, Inc.	102,804	29,080,167
Annexon, Inc. (a)	684,840	3,691,288
Apellis Pharmaceuticals, Inc. (a)	82,600	2,802,618
Apogee Therapeutics, Inc. (a)	411,336	18,571,820
Arcellx, Inc. (a)	130,600	11,501,942
Argenx SE ADR (a)	166,560	102,692,568
Arrowhead Pharmaceuticals, Inc. (a)	259,218	6,747,445
Ascendis Pharma A/S sponsored ADR (a)	9,489	1,291,263
aTyr Pharma, Inc. (a)	794,331	2,803,988
Avidity Biosciences, Inc. (a)	911,712	39,230,967
Beam Therapeutics, Inc. (a)	137,300	3,757,901
BeiGene Ltd. ADR (a)	120,839	25,980,385
Biogen, Inc. (a)	1,142	183,439
Biohaven Ltd. (a)	35,300	1,624,153
Biomea Fusion, Inc. (a)(d)	520,427	3,767,891
BioNTech SE ADR (a)	32,302	3,824,234
Boundless Bio, Inc. (a)	242,416	661,796
CAMP4 Therapeutics Corp.	42,700	204,533
Cargo Therapeutics, Inc. (a)	119,200	2,167,056
Caris Life Sciences, Inc. (a)(b)(c)	396,011	1,259,315
Cartesian Therapeutics, Inc. (a)	88,931	1,674,571
Century Therapeutics, Inc. (a)(d)	66,100	113,692
Cibus, Inc. (a)(d)	332,232	1,614,648
Codiak Biosciences, Inc. warrants 9/15/27 (a)(c)	104,600	1
Crinetics Pharmaceuticals, Inc. (a)	139,900	8,002,280
CRISPR Therapeutics AG (a)(d)	178,900	9,154,313
Cyclerion Therapeutics, Inc. (a)(b)	7,527	16,559
Day One Biopharmaceuticals, Inc. (a)(d)	252,000	3,510,360
Denali Therapeutics, Inc. (a)	331,300	8,282,500
Deverra Therapeutics, Inc. (a)(c)	20,487	0
Dianthus Therapeutics, Inc. (a)(d)	249,184	5,977,924
Disc Medicine, Inc. rights (a)(c)	16,600	0
Dyne Therapeutics, Inc. (a)	344,000	10,529,840
Entrada Therapeutics, Inc. (a)	80,369	1,598,539
Exact Sciences Corp. (a)	51,100	3,172,288
Foghorn Therapeutics, Inc. (a)	417,012	3,331,926
Generation Bio Co. (a)(d)	283,860	431,467
Geron Corp. (a)	1,056,076	4,351,033
Ideaya Biosciences, Inc. (a)	1,116,100	30,536,496
Idorsia Ltd. (a)(d)	340,174	332,277
Immunocore Holdings PLC ADR (a)	242,470	7,938,468
Immunome, Inc. (a)(d)	296,997	4,024,309
Immunovant, Inc. (a)	915,900	25,828,380
Intarcia Therapeutics, Inc. warrants 12/6/24 (a)(c)	7,022	0
Invivyd, Inc. (a)	129,017	90,131
Ionis Pharmaceuticals, Inc. (a)	1,949,569	69,658,100
Janux Therapeutics, Inc. (a)	276,208	12,487,364
Korro Bio, Inc. (a)(b)	16,996	884,812
Korro Bio, Inc. (a)	18,457	960,871
Krystal Biotech, Inc. (a)	181,500	35,831,730
Kymera Therapeutics, Inc. (a)	404,400	18,946,140
Legend Biotech Corp. ADR (a)	229,150	9,640,341
Lexicon Pharmaceuticals, Inc. (a)(d)	4,545,950	3,653,580
Moderna, Inc. (a)	1,170,541	50,403,495
Monte Rosa Therapeutics, Inc. (a)(d)	253,700	2,628,332
Moonlake Immunotherapeutics Class A (a)	110,500	6,014,515
Nurix Therapeutics, Inc. (a)	153,800	3,400,518
Nuvalent, Inc. Class A (a)	535,325	51,755,221
Omega Therapeutics, Inc. (a)(d)	426,879	376,934
ORIC Pharmaceuticals, Inc. (a)	68,008	673,279
Oruka Therapeutics, Inc. (b)	78,239	1,700,133
Poseida Therapeutics, Inc. (a)	926,159	8,622,540
Prothena Corp. PLC (a)	758,905	12,301,850
RAPT Therapeutics, Inc. (a)	392,400	494,424
Recursion Pharmaceuticals, Inc. Class A (a)(d)	337,600	2,386,832
Regeneron Pharmaceuticals, Inc. (a)	51,971	38,989,684
Revolution Medicines, Inc. (a)	241,202	13,953,536
Roivant Sciences Ltd. (a)	4,079,500	51,850,445
Sage Therapeutics, Inc. (a)(d)	356,113	1,947,938
Sana Biotechnology, Inc. (a)(d)	2,473,900	6,877,442
Sarepta Therapeutics, Inc. (a)	21,000	2,800,140
Scholar Rock Holding Corp. (a)	906,808	36,181,639
Scholar Rock Holding Corp. warrants 12/31/25 (a)(b)	44,550	1,464,543
Seres Therapeutics, Inc. (a)(d)	1,798,700	1,762,726
Sigilon Therapeutics, Inc. rights (a)(c)	3,192	26,940
SpringWorks Therapeutics, Inc. (a)(d)	1,000,399	41,496,551
Spyre Therapeutics, Inc. (a)	342,704	9,743,075
Summit Therapeutics, Inc. (b)	99,283	1,832,764
Summit Therapeutics, Inc. (a)(d)	166,000	3,064,360
Taysha Gene Therapies, Inc. (a)	1,082,601	3,507,627
Tectonic Therapeutic, Inc. (a)	9,150	455,487
Tectonic Therapeutic, Inc. (b)	63,553	3,163,668
UNITY Biotechnology, Inc. warrants 8/22/27 (a)	700,000	242
Upstream Bio, Inc.	85,400	1,867,698
Vaxcyte, Inc. (a)	267,390	25,225,573
Vera Therapeutics, Inc. (a)	161,482	8,033,730
Vertex Pharmaceuticals, Inc. (a)	67,393	31,548,685
Verve Therapeutics, Inc. (a)(d)	59,200	332,112
Viking Therapeutics, Inc. (a)(d)	1,166,800	61,770,392
Vor Biopharma, Inc. (a)	250,332	208,301
Zai Lab Ltd. ADR (a)	57,900	1,670,415
Zealand Pharma A/S (a)	248,800	25,735,804
Zenas BioPharma, Inc.	65,800	757,358
		1,170,587,306
Health Care Equipment & Supplies - 1.1%
Abbott Laboratories	23,301	2,767,460
Blink Health LLC Series A1 (a)(b)(c)	28,770	1,026,226
Boston Scientific Corp. (a)	19,900	1,804,134
Ceribell, Inc.	64,000	1,842,560
DexCom, Inc. (a)	96,384	7,516,988
GE Healthcare Technologies, Inc.	45,600	3,794,832
Inspire Medical Systems, Inc. (a)	7,350	1,416,786
Insulet Corp. (a)	6,360	1,696,721
Intuitive Surgical, Inc. (a)	200,073	108,439,566
Medical Microinstruments, Inc. warrants 2/16/31 (a)(b)(c)	3,109	38,147
Novocure Ltd. (a)	1,559,000	31,242,360
PROCEPT BioRobotics Corp. (a)	376,062	35,947,767
		197,533,547
Health Care Providers & Services - 0.2%
Alignment Healthcare, Inc. (a)	443,022	5,586,507
McKesson Corp.	14,900	9,364,650
RadNet, Inc. (a)	52,700	4,308,752
UnitedHealth Group, Inc.	28,954	17,667,731
		36,927,640
Health Care Technology - 0.0%
DNA Script (a)(b)(c)	85	4,091
DNA Script (a)(b)(c)	324	15,616
PrognomiQ, Inc. (a)(c)	36,200	9,050
		28,757
Life Sciences Tools & Services - 0.1%
10X Genomics, Inc. Class B (a)(f)	570,857	9,076,626
Danaher Corp.	44,333	10,626,177
Thermo Fisher Scientific, Inc.	12,174	6,447,716
		26,150,519
Pharmaceuticals - 3.2%
Adimab LLC (b)(c)(e)	762,787	14,492,953
Adimab LLC (a)(b)(c)(e)	762,787	4,004,632
Agomab Therapeutics SA:
warrants 10/10/33 (a)(b)(c)	10	0
warrants 11/4/34 (a)(b)(c)	10	0
Alto Neuroscience, Inc.	104,200	459,522
Arvinas Holding Co. LLC (a)	27,200	726,784
Atea Pharmaceuticals, Inc. (a)	152,200	520,524
Bristol-Myers Squibb Co.	57,365	3,397,155
Dragonfly Therapeutics, Inc. (b)(c)	126,113	4,208,391
Eli Lilly & Co.	465,400	370,155,890
Fulcrum Therapeutics, Inc. (a)	19,401	74,694
GH Research PLC (a)(d)	149,100	1,331,463
Harmony Biosciences Holdings, Inc. (a)	441,423	15,304,135
Intra-Cellular Therapies, Inc. (a)	698,109	59,793,036
Merck & Co., Inc.	79,200	8,049,888
Neumora Therapeutics, Inc. (a)	123,300	1,225,602
Nuvation Bio, Inc. Class A (a)	3,063,669	8,884,640
OptiNose, Inc. (a)(d)	1,553,567	776,939
OptiNose, Inc. warrants 11/23/2027 (a)	206,400	2,801
Pfizer, Inc.	12,900	338,109
Pharvaris BV (a)	285,239	6,246,734
Pliant Therapeutics, Inc. (a)	259,900	3,586,620
Rapport Therapeutics, Inc. (a)(d)	268,147	6,124,477
Rapport Therapeutics, Inc. (m)	130,906	2,989,893
Sienna Biopharmaceuticals, Inc. (a)(c)	589,618	6
Skyhawk Therapeutics, Inc. (a)(b)(c)	126,063	1,612,346
Structure Therapeutics, Inc. ADR (a)	218,978	7,259,121
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	139,600	2,342,488
UCB SA	210,900	41,308,690
		565,217,533
TOTAL HEALTH CARE		1,996,445,302
INDUSTRIALS - 3.5%
Aerospace & Defense - 0.8%
AeroVironment, Inc. (a)	15,200	2,956,400
GE Aerospace	57,300	10,437,768
Lockheed Martin Corp.	41,060	21,737,575
Space Exploration Technologies Corp. (a)(b)(c)	768,298	89,829,402
StandardAero, Inc.	82,200	2,355,852
The Boeing Co. (a)	93,286	14,500,376
		141,817,373
Air Freight & Logistics - 0.0%
Delhivery Private Ltd. (a)	646,600	2,573,345
United Parcel Service, Inc. Class B	16,384	2,223,636
		4,796,981
Building Products - 0.1%
Builders FirstSource, Inc. (a)	115,300	21,499,991
The AZEK Co., Inc. Class A, (a)	94,700	5,030,464
		26,530,455
Commercial Services & Supplies - 0.0%
Veralto Corp.	5,977	646,652
Construction & Engineering - 0.2%
Fluor Corp. (a)	338,700	19,011,231
Quanta Services, Inc.	43,100	14,848,812
Willscot Holdings Corp. (a)	7,200	275,328
		34,135,371
Electrical Equipment - 0.7%
Eaton Corp. PLC	160,344	60,196,344
Emerson Electric Co.	156,249	20,718,617
GE Vernova LLC	64,850	21,667,682
Generac Holdings, Inc. (a)	75,200	14,152,640
Nextracker, Inc. Class A (a)	26,800	1,022,688
Vertiv Holdings Co.	78,800	10,054,880
		127,812,851
Ground Transportation - 0.9%
Avis Budget Group, Inc.	243,100	26,514,917
Lyft, Inc. (a)	370,826	6,437,539
Uber Technologies, Inc. (a)	1,245,204	89,604,880
Union Pacific Corp.	122,661	30,010,240
		152,567,576
Industrial Conglomerates - 0.1%
3M Co.	48,580	6,486,887
Honeywell International, Inc.	17,583	4,095,608
		10,582,495
Machinery - 0.3%
Caterpillar, Inc.	59,060	23,984,857
Deere & Co.	11,952	5,568,437
Illinois Tool Works, Inc.	33,253	9,228,373
Ingersoll Rand, Inc.	43,344	4,515,144
Mitsubishi Heavy Industries Ltd.	1,230,800	18,120,883
		61,417,694
Passenger Airlines - 0.4%
Delta Air Lines, Inc.	294,790	18,813,498
JetBlue Airways Corp. (a)(d)	50,114	299,181
Ryanair Holdings PLC sponsored ADR	11,245	495,230
Southwest Airlines Co. (d)	605,737	19,601,649
United Airlines Holdings, Inc. (a)	281,425	27,250,383
Wheels Up Experience, Inc.:
Stage 1 rights (a)(c)	23,018	0
Stage 2 rights (a)(c)	23,018	0
Stage 3 rights (a)(c)	23,018	0
Wizz Air Holdings PLC (a)(f)	56,983	933,178
		67,393,119
Professional Services - 0.0%
Paylocity Holding Corp. (a)	13,697	2,842,675
TOTAL INDUSTRIALS		630,543,242
INFORMATION TECHNOLOGY - 47.7%
Communications Equipment - 0.9%
Arista Networks, Inc. (a)	158,882	64,477,493
Ciena Corp. (a)	1,100,623	76,735,436
Nokia Corp. sponsored ADR	3,682,500	15,466,500
		156,679,429
Electronic Equipment, Instruments & Components - 0.3%
Celestica, Inc. (a)	115,000	9,802,600
Coherent Corp. (a)	308,890	30,938,422
TE Connectivity PLC	1,141	172,428
Zebra Technologies Corp. Class A (a)	37,300	15,181,100
		56,094,550
IT Services - 1.1%
Accenture PLC Class A	25,300	9,167,961
Akamai Technologies, Inc. (a)	92,200	8,668,644
Cloudflare, Inc. Class A (a)	737,081	73,582,796
IBM Corp.	92,995	21,147,993
Kyndryl Holdings, Inc. (a)	226,700	7,868,757
MongoDB, Inc. Class A (a)	19,641	6,334,026
Okta, Inc. Class A (a)	118,581	9,197,142
Shopify, Inc. Class A (a)	542,590	62,752,168
Snowflake, Inc. Class A (a)	37,225	6,506,930
X Holdings Corp. Class A (a)(b)(c)	22,630	667,359
		205,893,776
Semiconductors & Semiconductor Equipment - 20.1%
Advanced Micro Devices, Inc. (a)	315,436	43,269,933
Allegro MicroSystems LLC (a)	159,900	3,474,627
Applied Materials, Inc.	315,185	55,065,971
Arm Holdings Ltd. ADR (a)(d)	64,600	8,675,134
ASML Holding NV (depository receipt)	785	538,989
Astera Labs, Inc. (a)	812,512	83,891,864
Broadcom, Inc.	695,050	112,653,704
Cirrus Logic, Inc. (a)	162,266	16,948,684
Enphase Energy, Inc. (a)	20,800	1,484,080
First Solar, Inc. (a)	30,350	6,047,845
GlobalFoundries, Inc. (a)	139,100	6,016,075
Impinj, Inc. (a)	163,500	31,426,335
KLA Corp.	40,086	25,936,845
Lam Research Corp.	132,300	9,774,324
Lattice Semiconductor Corp. (a)	38,400	2,179,200
Marvell Technology, Inc.	1,029,341	95,409,617
Micron Technology, Inc.	55,031	5,390,286
Monolithic Power Systems, Inc.	15,900	9,025,476
NVIDIA Corp.	20,806,500	2,876,498,629
ON Semiconductor Corp. (a)	392,216	27,894,402
Qualcomm, Inc.	119,209	18,898,203
Semtech Corp. (a)	110,900	7,102,036
Silicon Laboratories, Inc. (a)	394,616	43,664,260
SiTime Corp. (a)	183,735	39,021,639
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	220,168	40,656,223
Teradyne, Inc.	116,250	12,787,500
Texas Instruments, Inc.	94,394	18,976,026
Wolfspeed, Inc. (a)(d)	64,029	613,398
Xsight Labs Ltd. warrants 1/11/34 (a)(b)(c)	7,116	23,340
		3,603,344,645
Software - 14.4%
Adobe, Inc. (a)	204,912	105,720,248
AppFolio, Inc. Class A, (a)	2,200	558,250
AppLovin Corp. Class A, (a)	151,600	51,051,300
ASAPP, Inc. warrants 8/28/28 (a)(b)(c)	250,984	353,887
Atlassian Corp. PLC Class A, (a)	5,026	1,324,753
Autodesk, Inc. (a)	89,942	26,254,070
Bill Holdings, Inc. (a)	17,400	1,569,828
Canva, Inc. Class A (b)(c)	1,088	1,328,633
Clear Secure, Inc.	158,000	4,089,040
Confluent, Inc. Class A (a)	656,700	20,252,628
CoreWeave, Inc. Class A (b)(c)	29,671	27,886,289
Crowdstrike Holdings, Inc. Class A (a)	109,933	38,033,520
Datadog, Inc. Class A (a)	106,480	16,264,820
DocuSign, Inc. (a)	46,100	3,673,709
Elastic NV (a)	54,094	5,921,129
Figma, Inc. Class A (b)(c)	84,629	2,213,895
Freshworks, Inc. Class A (a)	75,100	1,200,849
HubSpot, Inc. (a)	48,867	35,235,550
Intuit, Inc.	70,794	45,430,634
Microsoft Corp.	2,958,866	1,252,961,396
Monday.com Ltd. (a)	39,200	11,186,112
Nutanix, Inc. Class A (a)	3,469,800	226,508,544
Onestream, Inc.	20,600	615,734
Oracle Corp.	1,057,704	195,506,007
Palantir Technologies, Inc. Class A (a)	438,000	29,381,040
Palo Alto Networks, Inc. (a)	14,750	5,720,345
PTC, Inc. (a)	4,600	920,276
Rubrik, Inc. Class A (a)	40,400	2,053,128
Salesforce, Inc.	791,649	261,236,254
Samsara, Inc. Class A (a)	90,000	4,814,100
SentinelOne, Inc. Class A (a)	25,200	704,340
ServiceNow, Inc. (a)	127,550	133,856,072
Stripe, Inc. Class B (a)(b)(c)	43,500	1,196,685
Synopsys, Inc. (a)	7,700	4,300,373
Workday, Inc. Class A (a)	47,032	11,757,530
Zoom Communications, Inc. Class A (a)	440,803	36,450,000
Zscaler, Inc. (a)	106,165	21,932,627
		2,589,463,595
Technology Hardware, Storage & Peripherals - 10.9%
Apple, Inc.	7,197,628	1,708,213,053
Pure Storage, Inc. Class A (a)	4,392,786	232,773,730
Samsung Electronics Co. Ltd.	63,363	2,492,111
Seagate Technology Holdings PLC	46,500	4,711,845
Super Micro Computer, Inc. (a)	83,400	2,722,176
		1,950,912,915
TOTAL INFORMATION TECHNOLOGY		8,562,388,910
MATERIALS - 0.5%
Chemicals - 0.1%
Albemarle Corp.	5,000	538,500
Corteva, Inc.	135,000	8,402,400
Farmers Business Network, Inc. (a)(c)	21,002	52,925
Farmers Business Network, Inc. warrants 9/27/33 (a)(b)(c)	468,740	1,176,537
		10,170,362
Containers & Packaging - 0.1%
Ball Corp.	72,700	4,519,032
Smurfit Westrock PLC	226,000	12,434,520
		16,953,552
Metals & Mining - 0.3%
Barrick Gold Corp. (Canada)	567,800	9,944,256
Freeport-McMoRan, Inc.	1,025,600	45,331,520
		55,275,776
TOTAL MATERIALS		82,399,690
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	52,198	10,909,382
Equinix, Inc.	3,400	3,337,032
		14,246,414
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	79,600	11,143,204
TOTAL REAL ESTATE		25,389,618
TOTAL COMMON STOCKS (Cost $5,883,142,084)		17,550,121,149

Preferred Stocks - 1.8%
	Shares	Value ($)
Convertible Preferred Stocks - 1.8%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	84,766	20,349,774
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1D (a)(b)(c)	5,678,726	294,726
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	32,487	6,822
Series C(a)(b)(c)	127,831	72,864
Series D(a)(b)(c)	215,900	205,105
Waymo LLC:
Series A2(a)(b)(c)	10,731	684,530
Series C2(b)(c)	6,310	490,603
		1,754,650
Broadline Retail - 0.1%
Meesho:
Series D2(b)(c)	45,049	2,493,462
Series E(b)(c)	7,504	415,346
Series E1(b)(c)	4,566	252,728
Series F(a)(b)(c)	69,426	3,909,378
		7,070,914
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	1,400	333,312
Textiles, Apparel & Luxury Goods - 0.0%
Freenome, Inc.:
Series C(a)(b)(c)	190,858	1,112,702
Series D(a)(b)(c)	91,538	568,451
Laronde, Inc. Series B (a)(b)(c)	66,432	1,770,413
		3,451,566
TOTAL CONSUMER DISCRETIONARY		12,610,442

CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	26,833	1,007,579
Series H(a)(b)(c)	21,372	1,026,925
		2,034,504
Food Products - 0.0%
AgBiome LLC:
Series C(a)(b)(c)	338,565	3
Series D(a)(b)(c)	126,371	12,637
		12,640
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(b)(c)	6,648	6,714
TOTAL CONSUMER STAPLES		2,053,858

FINANCIALS - 0.1%
Financial Services - 0.1%
Akeana Series C (b)(c)	100,800	1,276,128
Kartos Therapeutics, Inc. Series C (a)(b)(c)	314,398	2,027,867
Paragon Biosciences Emalex Capital, Inc.:
Series B(a)(b)(c)	198,234	2,442,243
Series C(a)(b)(c)	115,792	1,442,768
Series D1(a)(b)(c)	214,900	2,686,250
Series D2(a)(b)(c)	44,427	529,126
Saluda Medical, Inc.:
Series D(a)(b)(c)	109,988	952,496
Series E(a)(b)(c)	289,149	1,945,973
Tenstorrent Holdings, Inc.:
Series C1(b)(c)(g)	40,678	3,017,494
Series D1(b)(c)	25,200	1,987,020
Series D2(b)(c)	11,638	883,673
		19,191,038
HEALTH CARE - 0.5%
Biotechnology - 0.3%
Altos Labs, Inc.:
Series B(a)(b)(c)	122,084	3,054,542
Series C(b)(c)	26,465	662,154
Ankyra Therapeutics Series B (a)(b)(c)	257,347	1,194,090
Asimov, Inc. Series B (a)(b)(c)	15,783	444,134
Bright Peak Therapeutics, Inc.:
Series B(a)(b)(c)	239,403	387,833
Series C(b)(c)	613,036	698,861
Cardurion Pharmaceuticals, Inc. Series B (b)(c)	292,510	1,433,299
Caris Life Sciences, Inc. Series D (a)(b)(c)(g)	255,590	812,776
Castle Creek Biosciences, Inc.:
Series B(a)(b)(c)	4,910	1,029,185
Series C(a)(b)(c)	2,570	634,584
Series D1(a)(b)(c)	4,460	989,362
Series D2(a)(b)(c)	1,412	279,873
Cellanome, Inc. Series B (b)(c)	274,637	2,062,524
City Therapeutics, Inc. Series A (b)(c)	196,252	2,148,959
Cleerly, Inc. Series C (a)(b)(c)	272,438	2,939,606
Deep Genomics, Inc. Series C (a)(b)(c)	129,534	1,422,283
Element Biosciences, Inc.:
Series B(a)(b)(c)	250,956	1,719,049
Series C(a)(b)(c)	101,911	987,518
Series D(b)(c)	52,404	368,924
Series D1(b)(c)	52,404	368,924
ElevateBio LLC Series C (a)(b)(c)	332,500	964,250
Generate Biomedicines:
Series B(a)(b)(c)	157,390	1,865,072
Series C(a)(b)(c)	97,224	1,152,104
Genesis Therapeutics, Inc. Series B (a)(b)(c)	402,516	2,254,090
Inscripta, Inc.:
Series D(a)(b)(c)	308,833	731,934
Series E(a)(b)(c)	222,357	667,071
Intarcia Therapeutics, Inc. Series EE (a)(b)(c)	116,544	1
LifeMine Therapeutics, Inc. Series C (a)(b)(c)	1,780,790	1,317,785
National Resilience, Inc.:
Series B(a)(b)(c)	251,448	6,952,537
Series C(a)(b)(c)	44,850	1,240,103
Odyssey Therapeutics, Inc.:
Series B(a)(b)(c)	468,023	3,154,475
Series C(a)(b)(c)	215,628	1,302,393
Parabilis Medicines, Inc.:
Series D(a)(b)(c)	247,595	1,502,902
Series E(b)(c)	114,541	726,190
Quell Therapeutics Ltd. Series B (a)(b)(c)	760,965	1,537,149
SalioGen Therapeutics, Inc. Series B (a)(b)(c)	8,766	30,856
Sonoma Biotherapeutics, Inc.:
Series B(a)(b)(c)	481,325	1,386,216
Series B1(a)(b)(c)	256,702	831,714
T-Knife Therapeutics, Inc. Series B (a)(b)(c)	199,356	271,124
Treeline Biosciences:
Series A(a)(b)(c)	289,700	2,146,677
Series A1(a)(b)(c)	143,637	1,094,514
Triveni Bio, Inc. Series B (b)(c)	1,221,168	1,270,015
		56,037,652
Health Care Equipment & Supplies - 0.1%
Blink Health LLC:
Series C(a)(b)(c)	197,068	7,029,416
Series C1(b)(c)	84,687	3,020,785
Series D(b)(c)	63,464	2,263,761
Insightec Ltd. Series G (b)(c)	1,613,647	1,371,600
Kardium, Inc. Series D6 (a)(b)(c)(g)	1,136,853	773,060
Medical Microinstruments, Inc. Series C (b)(c)	53,171	1,756,238
		16,214,860
Health Care Providers & Services - 0.0%
Conformal Medical, Inc.:
Series C(a)(b)(c)	240,750	914,850
Series D(a)(b)(c)	55,260	245,907
Scorpion Therapeutics, Inc.:
Series B(a)(b)(c)	242,077	585,826
Series C1(b)(c)	284,649	688,851
		2,435,434
Health Care Technology - 0.0%
Aledade, Inc.:
Series B1(a)(b)(c)	22,992	870,477
Series E1(a)(b)(c)	17,916	678,300
Candid Therapeutics Series B (b)(c)	922,295	1,014,525
DNA Script:
Series B(a)(b)(c)	4	223
Series C(a)(b)(c)(g)	2,060	531,012
Omada Health, Inc. Series E (a)(b)(c)	435,062	1,875,117
Wugen, Inc. Series B (a)(b)(c)	96,718	405,248
		5,374,902
Pharmaceuticals - 0.1%
Agomab Therapeutics SA:
Series C(a)(b)(c)	9,503	2,338,148
Series D(b)(c)	1,999	506,036
Galvanize Therapeutics Series B (a)(b)(c)	1,018,908	764,181
Metsera, Inc. Series B (b)(c)	256,282	1,291,661
Mirador Therapeutics, Inc. Series A (b)(c)	694,131	2,082,393
		6,982,419
TOTAL HEALTH CARE		87,045,267

INDUSTRIALS - 0.4%
Aerospace & Defense - 0.4%
Anduril Industries, Inc. Series F (b)(c)	67,505	1,675,474
Space Exploration Technologies Corp. Series G (a)(b)(c)	53,937	63,063,140
		64,738,614
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series G (b)(c)	44,809	1,879,738
Construction & Engineering - 0.0%
Beta Technologies, Inc.:
Series A(a)(b)(c)	10,986	1,257,567
Series B, 6.00%(a)(b)(c)	17,147	2,276,436
Series C, 6.00%(b)(c)	13,007	1,488,911
		5,022,914
TOTAL INDUSTRIALS		71,641,266

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment, Instruments & Components - 0.1%
Enevate Corp. Series E (a)(b)(c)	814,561	448,009
Menlo Micro, Inc. Series C (a)(b)(c)	959,784	614,262
VAST Data Ltd.:
Series A(b)(c)	87,399	1,777,696
Series A1(b)(c)	215,119	4,375,520
Series A2(b)(c)	247,456	5,033,255
Series B(b)(c)	196,904	4,005,027
Series C(b)(c)	5,740	116,752
Series E(b)(c)	188,154	3,827,052
		20,197,573
Semiconductors & Semiconductor Equipment - 0.1%
Alif Semiconductor Series C (a)(b)(c)	43,548	781,251
Retym, Inc. Series C (a)(b)(c)(g)	202,413	1,742,776
Sima Technologies, Inc.:
Series B(a)(b)(c)	338,113	2,119,969
Series B1(a)(b)(c)	22,648	165,783
Xsight Labs Ltd.:
Series D(a)(b)(c)	167,386	1,139,899
Series D1(b)(c)	23,720	227,475
		6,177,153
Software - 0.3%
Anthropic PBC Series D (b)(c)	65,931	2,468,457
ASAPP, Inc. Series D (a)(b)(c)	437,448	765,534
Bolt Technology OU Series E (a)(b)(c)	13,569	2,544,463
Canva, Inc.:
Series A(a)(b)(c)	924	1,128,361
Series A2(a)(b)(c)	168	205,157
CoreWeave, Inc. Series C (b)(c)	2,167	2,316,870
Databricks, Inc.:
Series G(a)(b)(c)	53,226	4,759,469
Series H(a)(b)(c)	56,454	5,048,117
Dataminr, Inc. Series D 8% (a)(b)(c)	442,241	5,943,719
Evozyne, Inc.:
Series A(a)(b)(c)	101,400	1,685,268
Series B(a)(b)(c)	63,838	1,081,416
Lyte AI, Inc. Series B (b)(c)	178,058	2,245,311
Skyryse, Inc. Series B (a)(b)(c)	117,170	2,642,184
Stripe, Inc. Series H (a)(b)(c)	19,200	528,192
xAI Corp.:
Series B(b)(c)	567,127	12,278,300
Series C(b)(c)	574,200	12,431,430
		58,072,248
Technology Hardware, Storage & Peripherals - 0.1%
Lightmatter, Inc.:
Series C(a)(b)(c)	121,541	7,867,349
Series C2(b)(c)	19,091	1,258,670
Series D(b)(c)	112,461	8,990,132
		18,116,151
TOTAL INFORMATION TECHNOLOGY		102,563,125

MATERIALS - 0.0%
Chemicals - 0.0%
Farmers Business Network, Inc. Series G (a)(b)(c)	15,988	40,290
Metals & Mining - 0.0%
Diamond Foundry, Inc. Series C (a)(b)(c)	355,446	9,810,310
TOTAL MATERIALS		9,850,600

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials:
Series C(a)(b)(c)	16,253	533,749
Series D(a)(b)(c)	6,752	221,736
		755,485
TOTAL CONVERTIBLE PREFERRED STOCKS		326,060,855
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences, Inc. Series A4 (a)(b)(c)	13,511	2,942,831
Pharmaceuticals - 0.0%
Faraday Pharmaceuticals, Inc. Series B (a)(b)(c)	219,824	257,194
TOTAL HEALTH CARE		3,200,025

TOTAL PREFERRED STOCKS (Cost $282,407,879)		329,260,880

Convertible Bonds - 0.1%
	Principal Amount (h)	Value ($)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 5/22/27 (b)(c)	857,900	1,956,355
4% 6/12/27 (b)(c)	25,455	58,048
7.5% 10/29/26 (b)(c)(i)	1,550,362	1,822,140
		3,836,543
HEALTH CARE - 0.0%
Health Care Technology - 0.0%
Wugen, Inc. 10% 6/14/25 (b)(c)	408,689	430,227
Pharmaceuticals - 0.0%
Galvanize Therapeutics 6% 2/28/27 (b)(c)	751,000	821,369
TOTAL HEALTH CARE		1,251,596
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 10% 5/12/25 (b)(c)	12,651	12,709
Software - 0.0%
Evozyne, Inc. 6% 9/13/28 pay-in-kind (b)(c)	1,054,406	1,164,064
TOTAL INFORMATION TECHNOLOGY		1,176,773
MATERIALS - 0.0%
Chemicals - 0.0%
Farmers Business Network, Inc. 15% 9/28/25 (b)(c)	468,740	721,063
TOTAL CONVERTIBLE BONDS (Cost $5,129,203)		6,985,975

Preferred Securities - 0.0%
	Principal Amount (h)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (b)(c)	181,375	236,843
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% (b)(c)(j)	614,446	0
Health Care Equipment & Supplies - 0.0%
Kardium, Inc.:
0% (b)(c)(g)	1,612,660	1,078,870
10% 12/31/26 (b)(c)	1,810,381	1,787,295
		2,866,165
TOTAL HEALTH CARE		2,866,165
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 6% (b)(c)(g)	42,358	37,169
Semiconductors & Semiconductor Equipment - 0.0%
Sima Technologies, Inc. 10% 12/31/27 (b)(c)	343,828	352,592
Xsight Labs Ltd. 0% (b)(c)	192,225	192,225
		544,817
Software - 0.0%
Skyryse, Inc. 0% 2/5/27 (b)(c)	177,030	184,306
TOTAL INFORMATION TECHNOLOGY		766,292
TOTAL PREFERRED SECURITIES (Cost $4,974,303)		3,869,300

Money Market Funds - 2.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.64% (k)	196,567,331	196,606,645
Fidelity Securities Lending Cash Central Fund 4.64% (k)(l)	256,430,024	256,455,667
TOTAL MONEY MARKET FUNDS (Cost $453,062,312)		453,062,312

TOTAL INVESTMENT IN SECURITIES - 102.2% (Cost $6,628,715,781)	18,343,299,616
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(389,849,672)
NET ASSETS - 100.0%	17,953,449,944

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $534,508,579 or 3.0% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,044,054 or 0.1% of net assets.

(g)	Security is perpetual in nature with no stated maturity date.
(h)	Amount is stated in United States dollars unless otherwise noted.
(i)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(j)	Non-income producing - Security is in default.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.
(m)
Equity security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. As of period end, the total fair value of unadjusted equity securities subject to contractual sale restrictions is $2,989,893 and all restrictions are set to expire on or before December 31, 2024.  Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Adimab LLC	9/17/14 - 6/05/15	8,625,646

Adimab LLC	9/17/14 - 6/05/15	2,958,349

AgBiome LLC Series C	6/29/18	2,144,369

AgBiome LLC Series D	9/03/21	749,101

Agomab Therapeutics SA warrants 10/10/33	10/03/23	0

Agomab Therapeutics SA warrants 11/4/34	10/22/24	0

Agomab Therapeutics SA Series C	10/03/23	2,074,942

Agomab Therapeutics SA Series D	10/22/24	517,403

Akeana Series C	1/23/24	1,286,289

Aledade, Inc. Series B1	5/07/21	880,380

Aledade, Inc. Series E1	5/20/22	892,475

Alif Semiconductor Series C	3/08/22	883,961

Altos Labs, Inc. Series B	7/22/22	2,337,713

Altos Labs, Inc. Series C	3/15/24	662,218

Anduril Industries, Inc. Series F	8/07/24	1,467,329

Ankyra Therapeutics Series B	8/26/21	1,449,327

Ant International Co. Ltd. Class C	5/16/18	2,351,948

Anthropic PBC Series D	5/31/24	1,978,227

ASAPP, Inc. warrants 8/28/28	8/29/23	0

ASAPP, Inc. Series D	8/29/23	1,689,205

Asimov, Inc. Series B	10/29/21	1,462,779

Beta Technologies, Inc. Series A	4/09/21	804,944

Beta Technologies, Inc. Series B, 6.00%	4/04/22	1,769,056

Beta Technologies, Inc. Series C, 6.00%	10/24/24	1,488,911

Blink Health LLC Series A1	12/30/20 - 6/17/24	910,758

Blink Health LLC Series C	11/07/19 - 7/14/21	7,523,268

Blink Health LLC Series C1	7/15/22 - 2/02/24	3,290,001

Blink Health LLC Series D	6/17/24 - 6/25/24	2,665,488

Bolt Technology OU Series E	1/03/22	3,525,179

Bowery Farming, Inc. warrants	10/25/23	0

Bright Peak Therapeutics, Inc. Series B	5/14/21	935,108

Bright Peak Therapeutics, Inc. Series C	5/07/24	694,876

ByteDance Ltd. Series E1	11/18/20	9,288,165

Candid Therapeutics Series B	8/27/24	1,106,754

Canva, Inc. Class A	3/18/24	1,160,527

Canva, Inc. Series A	9/22/23	985,595

Canva, Inc. Series A2	9/22/23	179,199

Cardurion Pharmaceuticals, Inc. Series B	7/10/24	1,432,597

Caris Life Sciences, Inc.	10/06/22	2,217,662

Caris Life Sciences, Inc. Series D	5/11/21	2,070,279

Castle Creek Biosciences, Inc. Series A4	9/29/16	4,471,547

Castle Creek Biosciences, Inc. Series B	10/09/18	2,022,184

Castle Creek Biosciences, Inc. Series C	12/09/19	1,058,455

Castle Creek Biosciences, Inc. Series D1	4/19/22	959,034

Castle Creek Biosciences, Inc. Series D2	6/28/21	242,100

Cellanome, Inc. Series B	1/08/24	2,057,031

City Therapeutics, Inc. Series A	4/17/24	1,968,309

Cleerly, Inc. Series C	7/08/22	3,209,483

Conformal Medical, Inc. Series C	7/24/20	882,846

Conformal Medical, Inc. Series D	5/26/23	280,702

CoreWeave, Inc. Class A	11/29/23 - 10/03/24	10,402,813

CoreWeave, Inc. Series C	5/17/24	1,688,201

Cyclerion Therapeutics, Inc.	4/02/19	2,229,495

Databricks, Inc. Series G	2/01/21	3,146,861

Databricks, Inc. Series H	8/31/21	4,148,473

Dataminr, Inc. Series D 8%	2/18/15 - 3/06/15	5,638,573

Deep Genomics, Inc. Series C	7/21/21	1,878,398

Diamond Foundry, Inc. Series C	3/15/21	8,530,704

Discord, Inc. Series I	9/15/21	770,874

DNA Script	12/17/21	327,504

DNA Script Series B	12/17/21	3,203

DNA Script Series C	10/01/21	1,791,891

Dragonfly Therapeutics, Inc.	12/19/19	3,336,950

Element Biosciences, Inc. Series B	12/13/19	1,315,160

Element Biosciences, Inc. Series C	6/21/21	2,094,954

Element Biosciences, Inc. Series D	6/28/24	411,020

Element Biosciences, Inc. Series D1	6/28/24	411,020

ElevateBio LLC Series C	3/09/21	1,394,838

Enevate Corp. Series E	1/29/21	903,092

Enevate Corp. 6%	11/02/23	42,358

Enevate Corp. 10% 5/12/25	11/12/24	12,651

Epic Games, Inc.	7/13/20 - 7/30/20	6,785,000

Evozyne, Inc. Series A	4/09/21	2,278,458

Evozyne, Inc. Series B	9/14/23	988,851

Evozyne, Inc. 6% 9/13/28 pay-in-kind	9/14/23 - 9/30/24	1,054,406

Fanatics, Inc. Class A	8/13/20 - 10/24/22	6,002,415

Faraday Pharmaceuticals, Inc. Series B	12/30/19	288,996

Farmers Business Network, Inc. warrants 9/27/33	9/29/23	0

Farmers Business Network, Inc. Series G	9/15/21	993,779

Farmers Business Network, Inc. 15% 9/28/25	9/29/23	468,740

Figma, Inc. Class A	5/15/24	1,962,800

Freenome, Inc. Series C	8/14/20	1,262,201

Freenome, Inc. Series D	11/22/21	690,407

Galvanize Therapeutics Series B	3/29/22	1,764,020

Galvanize Therapeutics 6% 2/28/27	2/28/24	751,000

Generate Biomedicines Series B	11/02/21	1,865,072

Generate Biomedicines Series C	6/05/23	1,152,104

Genesis Therapeutics, Inc. Series B	8/10/23	2,055,891

GoBrands, Inc. Series G	3/02/21	6,700,664

GoBrands, Inc. Series H	7/22/21	8,302,821

Inscripta, Inc. Series D	11/13/20	1,411,367

Inscripta, Inc. Series E	3/30/21	1,963,412

Insightec Ltd. Series G	6/17/24	1,432,596

Intarcia Therapeutics, Inc. Series EE	9/02/16	6,992,640

Intarcia Therapeutics, Inc. 6%	2/26/19	614,446

JUUL Labs, Inc. Class A	7/06/18 - 2/23/24	2,478,548

JUUL Labs, Inc. Series E	7/06/18	196,006

Kardium, Inc. Series D6	12/30/20	1,154,861

Kardium, Inc. 0%	12/30/20	1,612,660

Kardium, Inc. 10% 12/31/26	5/31/24 - 9/30/24	1,810,381

Kartos Therapeutics, Inc. Series C	8/22/23	1,777,292

Korro Bio, Inc.	7/14/23	959,092

Laronde, Inc. Series B	8/13/21	1,860,096

LifeMine Therapeutics, Inc. Series C	2/15/22	3,626,739

Lightmatter, Inc. Series C	5/19/23	2,000,176

Lightmatter, Inc. Series C2	12/18/23	496,400

Lightmatter, Inc. Series D	10/11/24	9,022,802

Lyte AI, Inc. Series B	8/13/24	2,258,862

Medical Microinstruments, Inc. warrants 2/16/31	2/16/24	0

Medical Microinstruments, Inc. Series C	2/16/24	1,772,386

Meesho Series D2	7/15/24	2,522,744

Meesho Series E	7/15/24	420,224

Meesho Series E1	4/18/24	255,696

Meesho Series F	9/21/21 - 7/15/24	5,179,069

Menlo Micro, Inc. Series C	2/09/22	1,272,194

Metsera, Inc. Series B	11/12/24	1,291,661

Mirador Therapeutics, Inc. Series A	3/19/24	2,082,393

National Resilience, Inc. Series B	12/01/20	3,434,780

National Resilience, Inc. Series C	6/28/21	1,991,789

Neutron Holdings, Inc.	2/04/21	4,384

Neutron Holdings, Inc. Series 1D	1/25/19	1,377,091

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	857,900

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	25,455

Neutron Holdings, Inc. 7.5% 10/29/26	10/29/21 - 10/27/24	1,550,362

Odyssey Therapeutics, Inc. Series B	9/30/22	2,955,958

Odyssey Therapeutics, Inc. Series C	10/25/23	1,078,140

Omada Health, Inc. Series E	12/22/21	2,608,284

Oruka Therapeutics, Inc.	9/12/24	1,799,497

Parabilis Medicines, Inc. Series D	11/17/22	2,664,890

Parabilis Medicines, Inc. Series E	2/29/24	713,373

Paragon Biosciences Emalex Capital, Inc. Series B	9/18/19	2,020,004

Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	1,238,974

Paragon Biosciences Emalex Capital, Inc. Series D1	10/21/22	2,327,367

Paragon Biosciences Emalex Capital, Inc. Series D2	5/18/22	382,943

Quell Therapeutics Ltd. Series B	11/24/21	1,438,224

Rad Power Bikes, Inc.	1/21/21	1,202,019

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	156,712

Rad Power Bikes, Inc. Series C	1/21/21	616,636

Rad Power Bikes, Inc. Series D	9/17/21	2,069,142

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	181,375

Redwood Materials Series C	5/28/21	770,449

Redwood Materials Series D	6/02/23	322,313

Retym, Inc. Series C	5/17/23 - 6/20/23	1,575,137

SalioGen Therapeutics, Inc. Series B	12/10/21	928,004

Saluda Medical, Inc. warrants 1/20/27	1/20/22	0

Saluda Medical, Inc. Series D	1/20/22	1,402,995

Saluda Medical, Inc. Series E	4/06/23	2,334,531

Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	0

Scorpion Therapeutics, Inc. Series B	1/08/21	585,688

Scorpion Therapeutics, Inc. Series C1	7/01/24	688,708

Sima Technologies, Inc. Series B	5/10/21	1,733,641

Sima Technologies, Inc. Series B1	4/25/22	160,595

Sima Technologies, Inc. 10% 12/31/27	4/08/24 - 10/05/24	343,828

Skyhawk Therapeutics, Inc.	5/21/21	2,069,954

Skyryse, Inc. Series B	10/21/21	2,891,752

Skyryse, Inc. 0% 2/5/27	8/13/24	177,030

Sonoma Biotherapeutics, Inc. Series B	7/26/21	951,243

Sonoma Biotherapeutics, Inc. Series B1	7/26/21	760,993

Space Exploration Technologies Corp.	10/16/15	6,837,852

Space Exploration Technologies Corp. Series G	1/20/15	4,177,960

Stripe, Inc. Class B	5/18/21	1,745,585

Stripe, Inc. Series H	3/15/21	770,400

Summit Therapeutics, Inc.	9/12/24	2,253,724

T-Knife Therapeutics, Inc. Series B	6/30/21	1,150,045

Tectonic Therapeutic, Inc.	1/30/24	1,474,486

Tenstorrent Holdings, Inc. Series C1	4/23/21	2,418,540

Tenstorrent Holdings, Inc. Series D1	7/16/24	1,986,427

Tenstorrent Holdings, Inc. Series D2	7/17/24	884,255

The Beauty Health Co.	12/08/20	5,538,280

Tory Burch LLC	5/14/15	17,704,966

Treeline Biosciences Series A	7/30/21 - 10/27/22	2,267,627

Treeline Biosciences Series A1	10/27/22	1,236,758

Triveni Bio, Inc. Series B	9/19/24	1,277,830

VAST Data Ltd. Series A	11/28/23	961,389

VAST Data Ltd. Series A1	11/28/23	2,366,309

VAST Data Ltd. Series A2	11/28/23	2,722,016

VAST Data Ltd. Series B	11/28/23	2,165,944

VAST Data Ltd. Series C	11/28/23	63,140

VAST Data Ltd. Series E	11/28/23	4,139,388

Waymo LLC Series A2	5/08/20	921,441

Waymo LLC Series C2	10/18/24	493,450

Wugen, Inc. Series B	7/09/21	750,038

Wugen, Inc. 10% 6/14/25	6/14/24	408,689

X Holdings Corp. Class A	10/27/21	1,326,759

xAI Corp. Series B	5/13/24	6,788,510

xAI Corp. Series C	11/22/24	12,431,430

Xsight Labs Ltd. warrants 1/11/34	1/11/24	0

Xsight Labs Ltd. Series D	2/16/21	1,338,418

Xsight Labs Ltd. Series D1	1/11/24	189,665

Xsight Labs Ltd. 0%	11/04/24	192,225

Zipline International, Inc. Series G	6/07/24	1,879,572

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.64%	13,027,623	3,098,579,797	2,915,001,031	3,122,369	256	-	196,606,645	0.4%
Fidelity Securities Lending Cash Central Fund 4.64%	212,772,443	1,333,955,113	1,290,271,889	1,436,691	-	-	256,455,667	1.0%
Total	225,800,066	4,432,534,910	4,205,272,920	4,559,060	256	-	453,062,312

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,008,347,319	1,980,024,875	-	28,322,444
Consumer Discretionary	3,024,783,204	2,980,671,573	9,452,706	34,658,925
Consumer Staples	446,498,528	442,354,950	-	4,143,578
Energy	51,825,347	39,736,023	12,089,324	-
Financials	775,705,101	749,873,950	1,717,050	24,114,101
Health Care	2,086,690,594	1,968,243,893	1,467,586	116,979,115
Industrials	702,184,508	520,019,612	20,694,228	161,470,668
Information Technology	8,664,952,035	8,526,226,711	2,492,111	136,233,213
Materials	92,250,290	81,170,228	-	11,080,062
Real Estate	25,389,618	25,389,618	-	-
Utilities	755,485	-	-	755,485

Corporate Bonds	6,985,975	-	-	6,985,975

Preferred Securities	3,869,300	-	-	3,869,300

Money Market Funds	453,062,312	453,062,312	-	-
Total Investments in Securities:	18,343,299,616	17,766,773,745	47,913,005	528,612,866

Net Unrealized Appreciation on Unfunded Commitments	1,065,606	-	-	1,065,606
Total	1,065,606	-	-	1,065,606
The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$412,884,891
Net Realized Gain (Loss) on Investment Securities	16,212,801
Net Unrealized Gain (Loss) on Investment Securities	58,940,182
Cost of Purchases	81,055,985
Proceeds of Sales	(28,025,176)
Amortization/Accretion	-
Transfers into Level 3	1
Transfers out of Level 3	(12,455,818)
Ending Balance	$528,612,866
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2024	$57,602,916

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of November 30, 2024
Assets
Investment in securities, at value (including securities loaned of $250,501,153) - See accompanying schedule:
Unaffiliated issuers (cost $6,175,653,469)	$17,890,237,304
Fidelity Central Funds (cost $453,062,312)	453,062,312

Total Investment in Securities (cost $6,628,715,781)		$18,343,299,616
Segregated cash with brokers for derivative instruments		5,363,370
Cash		13,883
Restricted cash		29,054
Foreign currency held at value (cost $215,882)		215,728
Receivable for investments sold		8,211,590
Unrealized appreciation on unfunded commitments		1,151,807
Receivable for fund shares sold		1,054,675
Dividends receivable		8,009,352
Interest receivable		319,699
Distributions receivable from Fidelity Central Funds		277,273
Receivable for daily variation margin on futures contracts		658,931
Other receivables		74,500
Total assets		18,368,679,478
Liabilities
Payable for investments purchased	$2,465,038
Unrealized depreciation on unfunded commitments	86,201
Payable for fund shares redeemed	154,550,477
Other payables and accrued expenses	1,682,538
Collateral on securities loaned	256,445,280
Total liabilities		415,229,534
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$17,953,449,944
Net Assets consist of:
Paid in capital		$4,290,040,959
Total accumulated earnings (loss)		13,663,408,985
Net Assets		$17,953,449,944
Net Asset Value, offering price and redemption price per share ($17,953,449,944 ÷ 673,929,717 shares)		$26.64
Consolidated Statement of Operations
Year ended November 30, 2024
Investment Income
Dividends		$72,414,182
Interest		1,193,805
Income from Fidelity Central Funds (including $1,436,691 from security lending)		4,559,060
Total income		78,167,047
Expenses
Custodian fees and expenses	$192,955
Independent trustees' fees and expenses	70,189
Interest	273,081
Miscellaneous	36
Total expenses before reductions	536,261
Expense reductions	(8,533)
Total expenses after reductions		527,728
Net Investment income (loss)		77,639,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $228,429)	2,249,156,528
Fidelity Central Funds	256
Foreign currency transactions	80,666
Futures contracts	(15,691,541)
Total net realized gain (loss)		2,233,545,909
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,170,484)	3,576,745,191
Unfunded commitments	1,065,606
Assets and liabilities in foreign currencies	(72,120)
Total change in net unrealized appreciation (depreciation)		3,577,738,677
Net gain (loss)		5,811,284,586
Net increase (decrease) in net assets resulting from operations		$5,888,923,905
Consolidated Statement of Changes in Net Assets

	Year ended November 30, 2024	Year ended November 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,639,319	$71,241,684
Net realized gain (loss)	2,233,545,909	527,879,285
Change in net unrealized appreciation (depreciation)	3,577,738,677	2,617,323,604
Net increase (decrease) in net assets resulting from operations	5,888,923,905	3,216,444,573
Distributions to shareholders	(437,595,037)	(69,434,650)

Share transactions
Proceeds from sales of shares	3,012,251,210	2,095,918,360
Reinvestment of distributions	437,595,037	69,434,650
Cost of shares redeemed	(4,568,096,849)	(4,239,646,756)

Net increase (decrease) in net assets resulting from share transactions	(1,118,250,602)	(2,074,293,746)
Total increase (decrease) in net assets	4,333,078,266	1,072,716,177

Net Assets
Beginning of period	13,620,371,678	12,547,655,501
End of period	$17,953,449,944	$13,620,371,678

Other Information
Shares
Sold	130,036,558	132,379,538
Issued in reinvestment of distributions	22,934,750	4,752,543
Redeemed	(197,988,027)	(249,607,547)
Net increase (decrease)	(45,016,719)	(112,475,466)

Consolidated Financial Highlights
Fidelity® Series Growth Company Fund

Years ended November 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$18.94	$15.09	$29.25	$29.01	$19.16
Income from Investment Operations
Net investment income (loss) A,B	.11	.09	.10	.10 C	.09
Net realized and unrealized gain (loss)	8.20	3.84	(6.37)	7.43	11.72
Total from investment operations	8.31	3.93	(6.27)	7.53	11.81
Distributions from net investment income	(.10)	(.08)	(.12)	(.16)	(.13)
Distributions from net realized gain	(.51)	-	(7.77)	(7.13)	(1.84)
Total distributions	(.61)	(.08)	(7.89)	(7.29)	(1.96) D
Net asset value, end of period	$26.64	$18.94	$15.09	$29.25	$29.01
Total Return E	45.14%	26.24%	(28.60)%	33.42%	68.41%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	- %	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	.48%	.54%	.60%	.40% C	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$17,953,450	$13,620,372	$12,547,656	$13,178,104	$12,836,920
Portfolio turnover rate I	27%	21%	29%	34%	18%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .35%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount represents less than .005%.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Consolidated Financial Statements

For the period ended November 30, 2024

1. Organization.
Fidelity Series Growth Company Fund (the Fund) is a non-diversified fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 517,757,591	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.0 - 61.8 / 14.9	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	6.5 - 23.9 / 22.9	Increase
		Market approach	Transaction price	$0.61 - $253.39 / $34.92	Increase
			Discount rate	5.0% - 80.0% / 30.9%	Decrease
			Premium rate	5.0% - 50.0% / 19.3%	Increase
		Discounted cash flow	Discount rate	4.1% - 12.6% / 10.9%	Decrease
			Term	2.1 - 7.3 / 3.9	Increase
			Probability rate	6.0% - 60.0% / 21.1%	Increase
		Recovery value	Recovery value	$0.00 - $0.10 / $0.00	Increase
		Black scholes	Discount rate	3.5% - 4.7% / 4.3%	Increase
			Term	0.3 - 5.0 / 2.8	Increase
			Volatility	45.0% - 100.0% / 68.5%	Increase
		Book value	Book value multiple	1.7	Increase
Corporate Bonds	$ 6,985,975	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.3 - 6.5 / 3.3	Increase
			Discount rate	25.0% - 29.2% / 27.9%	Decrease
			Probability rate	0.0% - 75.0% / 26.0%	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	19.8% - 35.4% / 20.9%	Decrease
			Probability rate	0.0% - 70.0% / 29.5%	Increase
		Black scholes	Discount rate	4.3% - 5.2% / 4.4%	Increase
			Term	0.1 - 1.8 / 1.2	Increase
			Volatility	55.0% - 100% / 69.3%	Increase
Preferred Securities	$ 3,869,300	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5 - 4.3 / 2.7	Increase
			Discount rate	15.5%	Decrease
			Probability rate	0.0% - 75.0% / 25.0%	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	5.0% - 37.9% / 25.8%	Decrease
			Probability rate	0.0% - 60.0% / 27.0%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.3% - 5.2% / 4.3%	Increase
			Term	0.4 - 3.0 / 2.2	Increase
			Volatility	50.0% - 100.0% / 66.7%	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), Partnerships, contingent interest and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,123,236,896
Gross unrealized depreciation	(459,632,017)
Net unrealized appreciation (depreciation)	$11,663,604,879
Tax Cost	$6,680,760,343

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$74,850,906
Undistributed long-term capital gain	$1,926,677,419
Net unrealized appreciation (depreciation) on securities and other investments	$11,663,521,791

The tax character of distributions paid was as follows:

	November 30, 2024	November 30, 2023
Ordinary Income	$73,291,780	$ 69,434,650
Long-term Capital Gains	364,303,257	-
Total	$437,595,037	$ 69,434,650

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Series Growth Company Fund	Crescent Biopharma, Inc	915,115	1,151,807
Fidelity Series Growth Company Fund	Jade Biosciences, Inc	1,345,035	(86,201)

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Net Assets
Fidelity Series Growth Company Fund	27,203,690.15

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the consolidated financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Consolidated Statement of Operations.

Any open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Growth Company Fund	4,369,898,603	5,868,956,562
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Growth Company Fund	97,256

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Series Growth Company Fund	Borrower	195,934,556	5.57%	273,081

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Series Growth Company Fund	452,633,082	344,011,213	122,237,138

Sub-Advisory Arrangements. Effective March 1, 2024, each Fund's sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Growth Company Fund	152,254	36,505	99,428
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $8,533.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Series Growth Company Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Series Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the consolidated schedule of investments, as of November 30, 2024, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 14, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2024, $2,208,050,824, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $4,460,129 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 87% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 91.24% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.62% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	63,800,778,497.24	94.70
Withheld	3,570,039,445.04	5.30
TOTAL	67,370,817,942.28	100.00
Robert A. Lawrence
Affirmative	64,108,462,670.95	95.16
Withheld	3,262,355,271.33	4.84
TOTAL	67,370,817,942.28	100.00
Vijay C. Advani
Affirmative	64,133,057,395.28	95.19
Withheld	3,237,760,546.99	4.81
TOTAL	67,370,817,942.28	100.00
Thomas P. Bostick
Affirmative	64,139,855,546.71	95.20
Withheld	3,230,962,395.57	4.80
TOTAL	67,370,817,942.28	100.00
Donald F. Donahue
Affirmative	63,937,145,751.70	94.90
Withheld	3,433,672,190.58	5.10
TOTAL	67,370,817,942.28	100.00
Vicki L. Fuller
Affirmative	64,281,507,386.43	95.41
Withheld	3,089,310,555.85	4.59
TOTAL	67,370,817,942.28	100.00
Patricia L. Kampling
Affirmative	64,109,163,152.49	95.16
Withheld	3,261,654,789.79	4.84
TOTAL	67,370,817,942.28	100.00
Thomas A. Kennedy
Affirmative	64,211,664,586.45	95.31
Withheld	3,159,153,355.83	4.69
TOTAL	67,370,817,942.28	100.00
Oscar Munoz
Affirmative	63,404,908,650.97	94.11
Withheld	3,965,909,291.31	5.89
TOTAL	67,370,817,942.28	100.00
Karen B. Peetz
Affirmative	64,265,043,761.25	95.39
Withheld	3,105,774,181.03	4.61
TOTAL	67,370,817,942.28	100.00
David M. Thomas
Affirmative	64,123,653,796.08	95.18
Withheld	3,247,164,146.20	4.82
TOTAL	67,370,817,942.28	100.00
Susan Tomasky
Affirmative	64,161,963,823.75	95.24
Withheld	3,208,854,118.52	4.76
TOTAL	67,370,817,942.28	100.00
Michael E. Wiley
Affirmative	64,102,654,208.87	95.15
Withheld	3,268,163,733.41	4.85
TOTAL	67,370,817,942.28	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.968007.111
XS7-ANN-0125
Fidelity® Equity Growth K6 Fund

Annual Report
November 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Equity Growth K6 Fund
Schedule of Investments November 30, 2024
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.2%
Entertainment - 0.9%
Live Nation Entertainment, Inc. (a)	5,427	750,283
Roblox Corp. Class A (a)	13,264	664,924
Universal Music Group NV	904	21,768
		1,436,975
Interactive Media & Services - 6.3%
Alphabet, Inc. Class A	43,196	7,297,964
Meta Platforms, Inc. Class A	4,262	2,447,752
		9,745,716
TOTAL COMMUNICATION SERVICES		11,182,691
CONSUMER DISCRETIONARY - 10.6%
Automobiles - 0.6%
BYD Co. Ltd. (H Shares)	25,904	854,443
Broadline Retail - 5.9%
Amazon.com, Inc. (a)	36,252	7,536,428
MercadoLibre, Inc. (a)	738	1,465,055
Savers Value Village, Inc. (a)(b)	15,929	148,936
		9,150,419
Diversified Consumer Services - 0.2%
Duolingo, Inc. Class A (a)	736	256,327
Hotels, Restaurants & Leisure - 2.0%
Airbnb, Inc. Class A (a)	13,330	1,814,346
Kura Sushi U.S.A., Inc. Class A (a)	2,885	308,464
Trip.com Group Ltd. ADR (a)	15,131	978,219
		3,101,029
Household Durables - 0.3%
TopBuild Corp. (a)	1,359	530,880
Specialty Retail - 1.6%
Floor & Decor Holdings, Inc. Class A (a)	3,320	372,537
Lowe's Companies, Inc.	7,480	2,037,776
		2,410,313
TOTAL CONSUMER DISCRETIONARY		16,303,411
CONSUMER STAPLES - 1.6%
Beverages - 0.6%
Monster Beverage Corp. (a)	16,734	922,545
Personal Care Products - 1.0%
Estee Lauder Companies, Inc. Class A	21,808	1,572,793
TOTAL CONSUMER STAPLES		2,495,338
ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Canadian Natural Resources Ltd.	6,824	230,788
Cheniere Energy, Inc.	6,859	1,536,485
Range Resources Corp.	19,625	701,398
		2,468,671
FINANCIALS - 7.9%
Banks - 0.4%
Huntington Bancshares, Inc.	17,675	318,327
M&T Bank Corp.	1,456	320,305
		638,632
Capital Markets - 1.2%
Intercontinental Exchange, Inc.	8,769	1,411,458
Morgan Stanley	2,929	385,486
		1,796,944
Consumer Finance - 0.9%
Capital One Financial Corp.	6,954	1,335,238
Financial Services - 4.4%
MasterCard, Inc. Class A	5,337	2,844,301
Rocket Companies, Inc. Class A (a)(b)	21,283	309,242
Toast, Inc. (a)	28,502	1,240,977
Visa, Inc. Class A	7,905	2,490,707
		6,885,227
Insurance - 1.0%
Arthur J. Gallagher & Co.	3,840	1,199,002
The Baldwin Insurance Group, Inc. Class A, (a)	7,387	361,668
		1,560,670
TOTAL FINANCIALS		12,216,711
HEALTH CARE - 16.4%
Biotechnology - 4.2%
Alnylam Pharmaceuticals, Inc. (a)	5,243	1,326,846
Arcellx, Inc. (a)	833	73,362
Arrowhead Pharmaceuticals, Inc. (a)	3,699	96,285
Beam Therapeutics, Inc. (a)	848	23,210
Biogen, Inc. (a)	751	120,633
BioNTech SE ADR (a)	4,834	572,297
Blueprint Medicines Corp. (a)	571	55,033
Cytokinetics, Inc. (a)	2,768	143,548
Exact Sciences Corp. (a)	26,089	1,619,605
Galapagos NV sponsored ADR (a)	5,673	156,802
Gamida Cell Ltd. (c)	10,294	0
Gamida Cell Ltd. warrants 4/21/28 (a)(c)	501	0
Gilead Sciences, Inc.	11,441	1,059,208
Hookipa Pharma, Inc. (a)	514	1,295
Immunocore Holdings PLC ADR (a)	1,921	62,894
Insmed, Inc. (a)	11,881	892,976
Janux Therapeutics, Inc. (a)	278	12,568
Krystal Biotech, Inc. (a)	424	83,706
Moderna, Inc. (a)	1,286	55,375
Seres Therapeutics, Inc. (a)	1,767	1,732
Synlogic, Inc. (a)	323	449
Vor Biopharma, Inc. (a)	4,167	3,467
XOMA Corp. (a)	3,692	123,497
		6,484,788
Health Care Equipment & Supplies - 4.7%
Align Technology, Inc. (a)	3,812	887,319
Boston Scientific Corp. (a)	45,863	4,157,940
Ceribell, Inc.	1,300	37,427
Glaukos Corp. (a)	3,138	450,774
Hologic, Inc. (a)	15,929	1,266,356
Penumbra, Inc. (a)	1,414	345,186
Pulmonx Corp. (a)	2,048	13,210
RxSight, Inc. (a)	929	43,552
		7,201,764
Health Care Providers & Services - 2.3%
HealthEquity, Inc. (a)	14,665	1,489,084
Humana, Inc.	1,511	447,830
UnitedHealth Group, Inc.	2,499	1,524,890
		3,461,804
Life Sciences Tools & Services - 1.6%
10X Genomics, Inc. Class A (a)	9,462	150,446
Bio-Techne Corp.	3,531	266,096
Bruker Corp.	14,007	811,706
Chemometec A/S	2,098	140,793
Codexis, Inc. (a)	16,837	77,113
Danaher Corp.	4,246	1,017,724
MaxCyte, Inc. (a)	16,458	58,426
		2,522,304
Pharmaceuticals - 3.6%
Aclaris Therapeutics, Inc. (a)	1,046	4,257
Chugai Pharmaceutical Co. Ltd.	9,836	432,867
Eli Lilly & Co.	4,424	3,518,628
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	48,323	810,860
UCB SA	3,838	751,744
Zevra Therapeutics, Inc. (a)	8,156	76,095
		5,594,451
TOTAL HEALTH CARE		25,265,111
INDUSTRIALS - 10.5%
Aerospace & Defense - 1.5%
GE Aerospace	12,402	2,259,148
Loar Holdings, Inc.	94	8,656
		2,267,804
Building Products - 0.1%
Simpson Manufacturing Co. Ltd.	441	83,084
Electrical Equipment - 1.2%
GE Vernova LLC	5,377	1,796,563
Ground Transportation - 2.1%
Uber Technologies, Inc. (a)	44,661	3,213,806
Machinery - 1.7%
Deere & Co.	1,613	751,497
Ingersoll Rand, Inc.	11,179	1,164,516
Westinghouse Air Brake Tech Co.	3,883	779,007
		2,695,020
Professional Services - 3.0%
Equifax, Inc.	9,178	2,400,598
KBR, Inc.	16,788	1,021,214
RELX PLC sponsored ADR	14,947	703,705
UL Solutions, Inc. Class A	8,834	474,651
		4,600,168
Trading Companies & Distributors - 0.9%
Ferguson Enterprises, Inc.	5,709	1,229,866
United Rentals, Inc.	277	239,882
		1,469,748
TOTAL INDUSTRIALS		16,126,193
INFORMATION TECHNOLOGY - 39.2%
Communications Equipment - 0.2%
Ciena Corp. (a)	5,465	381,020
Electronic Equipment, Instruments & Components - 1.1%
Flex Ltd. (a)	26,372	1,027,717
Jabil, Inc.	4,550	618,027
		1,645,744
IT Services - 1.3%
MongoDB, Inc. Class A (a)	6,062	1,954,934
Semiconductors & Semiconductor Equipment - 18.7%
Astera Labs, Inc.	177	18,275
BE Semiconductor Industries NV	3,024	361,104
Marvell Technology, Inc.	3,394	314,590
NVIDIA Corp.	142,486	19,698,689
SiTime Corp. (a)	4,400	934,472
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	40,942	7,560,350
		28,887,480
Software - 7.8%
AppFolio, Inc. Class A, (a)	304	77,140
DocuSign, Inc. (a)	5,111	407,296
HubSpot, Inc. (a)	1,914	1,380,090
Manhattan Associates, Inc. (a)	3,504	1,000,182
Microsoft Corp.	17,815	7,543,940
Nutanix, Inc. Class A (a)	4,080	266,342
Open AI Global LLC rights (a)(c)(d)	70,200	70,200
ServiceNow, Inc. (a)	991	1,039,995
Zeta Global Holdings Corp. (a)	13,970	297,561
		12,082,746
Technology Hardware, Storage & Peripherals - 10.1%
Apple, Inc.	65,721	15,597,565
TOTAL INFORMATION TECHNOLOGY		60,549,489
MATERIALS - 1.6%
Construction Materials - 0.5%
Eagle Materials, Inc.	301	92,985
Martin Marietta Materials, Inc.	1,142	685,200
		778,185
Containers & Packaging - 0.6%
International Paper Co.	17,162	1,009,640
Metals & Mining - 0.5%
Carpenter Technology Corp.	3,731	723,963
TOTAL MATERIALS		2,511,788
REAL ESTATE - 0.7%
Real Estate Management & Development - 0.7%
Zillow Group, Inc.:
Class A (a)	2,404	195,998
Class C (a)	10,376	878,951
		1,074,949
TOTAL COMMON STOCKS (Cost $131,732,347)		150,194,352

Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
FINANCIALS - 0.0%
Financial Services - 0.0%
Akeana Series C (c)(d)	400	5,064
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Anduril Industries, Inc. Series F (c)(d)	1,470	36,485
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
xAI Corp. Series C (c)(d)	4,600	99,590
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $136,647)		141,139

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.64% (e)	2,645,176	2,645,705
Fidelity Securities Lending Cash Central Fund 4.64% (e)(f)	228,652	228,675
TOTAL MONEY MARKET FUNDS (Cost $2,874,380)		2,874,380

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $134,743,374)	153,209,871
NET OTHER ASSETS (LIABILITIES) - 0.7%	1,111,946
NET ASSETS - 100.0%	154,321,817

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $211,339 or 0.1% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Akeana Series C	1/23/24	5,104

Anduril Industries, Inc. Series F	8/07/24	31,953

Open AI Global LLC rights	9/30/24	70,200

xAI Corp. Series C	11/22/24	99,590

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.64%	7,493	81,886,289	79,248,039	64,309	(38)	-	2,645,705	0.0%
Fidelity Securities Lending Cash Central Fund 4.64%	-	1,970,701	1,742,026	86	-	-	228,675	0.0%
Total	7,493	83,856,990	80,990,065	64,395	(38)	-	2,874,380

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	11,182,691	11,160,923	21,768	-
Consumer Discretionary	16,303,411	15,448,968	854,443	-
Consumer Staples	2,495,338	2,495,338	-	-
Energy	2,468,671	2,468,671	-	-
Financials	12,221,775	12,216,711	-	5,064
Health Care	25,265,111	24,832,244	432,867	-
Industrials	16,162,678	16,126,193	-	36,485
Information Technology	60,649,079	60,479,289	-	169,790
Materials	2,511,788	2,511,788	-	-
Real Estate	1,074,949	1,074,949	-	-

Money Market Funds	2,874,380	2,874,380	-	-
Total Investments in Securities:	153,209,871	151,689,454	1,309,078	211,339
Financial Statements
Statement of Assets and Liabilities
As of November 30, 2024
Assets
Investment in securities, at value (including securities loaned of $225,143) - See accompanying schedule:
Unaffiliated issuers (cost $131,868,994)	$150,335,491
Fidelity Central Funds (cost $2,874,380)	2,874,380

Total Investment in Securities (cost $134,743,374)		$153,209,871
Foreign currency held at value (cost $22)		22
Receivable for investments sold		98,099
Receivable for fund shares sold		1,337,680
Dividends receivable		44,248
Distributions receivable from Fidelity Central Funds		12,580
Prepaid expenses		78
Receivable from investment adviser for expense reductions		6,911
Other receivables		781
Total assets		154,710,270
Liabilities
Payable for investments purchased	$19,537
Payable for fund shares redeemed	41,478
Accrued management fee	54,312
Audit fee payable	39,096
Other payables and accrued expenses	5,355
Collateral on securities loaned	228,675
Total liabilities		388,453
Net Assets		$154,321,817
Net Assets consist of:
Paid in capital		$133,738,368
Total accumulated earnings (loss)		20,583,449
Net Assets		$154,321,817
Net Asset Value, offering price and redemption price per share ($154,321,817 ÷ 10,432,869 shares)		$14.79
Statement of Operations
Year ended November 30, 2024
Investment Income
Dividends		$342,307
Income from Fidelity Central Funds (including $86 from security lending)		64,395
Total income		406,702
Expenses
Management fee	$331,690
Custodian fees and expenses	17,031
Independent trustees' fees and expenses	241
Registration fees	45,657
Audit fees	52,805
Legal	20
Miscellaneous	767
Total expenses before reductions	448,211
Expense reductions	(115,494)
Total expenses after reductions		332,717
Net Investment income (loss)		73,985
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	2,047,207
Fidelity Central Funds	(38)
Foreign currency transactions	937
Total net realized gain (loss)		2,048,106
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	18,400,326
Assets and liabilities in foreign currencies	(8)
Total change in net unrealized appreciation (depreciation)		18,400,318
Net gain (loss)		20,448,424
Net increase (decrease) in net assets resulting from operations		$20,522,409
Statement of Changes in Net Assets

	Year ended November 30, 2024	For the period August 24, 2023 (commencement of operations) through November 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$73,985	$1,266
Net realized gain (loss)	2,048,106	(3,974)
Change in net unrealized appreciation (depreciation)	18,400,318	66,171
Net increase (decrease) in net assets resulting from operations	20,522,409	63,463
Distributions to shareholders	(2,423)	-

Share transactions
Proceeds from sales of shares	145,123,148	2,086,913
Reinvestment of distributions	2,423	-
Cost of shares redeemed	(13,470,800)	(3,316)

Net increase (decrease) in net assets resulting from share transactions	131,654,771	2,083,597
Total increase (decrease) in net assets	152,174,757	2,147,060

Net Assets
Beginning of period	2,147,060	-
End of period	$154,321,817	$2,147,060

Other Information
Shares
Sold	11,222,608	202,058
Issued in reinvestment of distributions	217	-
Redeemed	(991,702)	(312)
Net increase (decrease)	10,231,123	201,746

Financial Highlights
Fidelity® Equity Growth K6 Fund

Years ended November 30,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.64	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.01	.01
Net realized and unrealized gain (loss)	4.15	.63
Total from investment operations	4.16	.64
Distributions from net investment income	(.01)	-
Total distributions	(.01)	-
Net asset value, end of period	$14.79	$10.64
Total Return D,E	39.15%	6.40%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.60%	6.77% H,I
Expenses net of fee waivers, if any	.45%	.45% H,I
Expenses net of all reductions	.45%	.45% H,I
Net investment income (loss)	.10%	.44% H,I
Supplemental Data
Net assets, end of period (000 omitted)	$154,322	$2,147
Portfolio turnover rate J	76 % K	14% L

AFor the period August 24, 2023 (commencement of operations) through November 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount not annualized.
Notes to Financial Statements

For the period ended November 30, 2024

1. Organization.
Fidelity Equity Growth K6 Fund (the Fund) is a non-diversified fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,194,204
Gross unrealized depreciation	(2,099,414)
Net unrealized appreciation (depreciation)	$18,094,790
Tax Cost	$135,115,081

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,472,161
Undistributed long-term capital gain	$16,506
Net unrealized appreciation (depreciation) on securities and other investments	$18,094,782

The tax character of distributions paid was as follows:

	November 30, 2024	November 30, 2023
Ordinary Income	$2,423	$-

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4.Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Equity Growth K6 Fund	118,144,738	51,715,144

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Equity Growth K6 Fund	4,780,203	61,811,382
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser pays all other expenses, except third-party expenses (including custody, audit and registration fees) and certain other limited exceptions.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Equity Growth K6 Fund	586

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Equity Growth K6 Fund	5,444,708	4,060,521	(33,292)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Equity Growth K6 Fund	64

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Equity Growth K6 Fund	7	6	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .45% of average net assets. This reimbursement will remain in place through March 31, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $115,494.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Equity Growth K6 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Equity Growth K6 Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2024, the related statement of operations for the year ended November 30, 2024, and the statement of changes in net assets and the financial highlights for the year ended November 30, 2024 and for the period August 24, 2023 (commencement of operations) through November 30, 2023, including the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year ended November 30, 2024, and the changes in its net assets and the financial highlights for the year ended November 30, 2024 and for the period August 24, 2023 (commencement of operations) through November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 14, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2024, $16,506, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 92% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	63,800,778,497.24	94.70
Withheld	3,570,039,445.04	5.30
TOTAL	67,370,817,942.28	100.00
Robert A. Lawrence
Affirmative	64,108,462,670.95	95.16
Withheld	3,262,355,271.33	4.84
TOTAL	67,370,817,942.28	100.00
Vijay C. Advani
Affirmative	64,133,057,395.28	95.19
Withheld	3,237,760,546.99	4.81
TOTAL	67,370,817,942.28	100.00
Thomas P. Bostick
Affirmative	64,139,855,546.71	95.20
Withheld	3,230,962,395.57	4.80
TOTAL	67,370,817,942.28	100.00
Donald F. Donahue
Affirmative	63,937,145,751.70	94.90
Withheld	3,433,672,190.58	5.10
TOTAL	67,370,817,942.28	100.00
Vicki L. Fuller
Affirmative	64,281,507,386.43	95.41
Withheld	3,089,310,555.85	4.59
TOTAL	67,370,817,942.28	100.00
Patricia L. Kampling
Affirmative	64,109,163,152.49	95.16
Withheld	3,261,654,789.79	4.84
TOTAL	67,370,817,942.28	100.00
Thomas A. Kennedy
Affirmative	64,211,664,586.45	95.31
Withheld	3,159,153,355.83	4.69
TOTAL	67,370,817,942.28	100.00
Oscar Munoz
Affirmative	63,404,908,650.97	94.11
Withheld	3,965,909,291.31	5.89
TOTAL	67,370,817,942.28	100.00
Karen B. Peetz
Affirmative	64,265,043,761.25	95.39
Withheld	3,105,774,181.03	4.61
TOTAL	67,370,817,942.28	100.00
David M. Thomas
Affirmative	64,123,653,796.08	95.18
Withheld	3,247,164,146.20	4.82
TOTAL	67,370,817,942.28	100.00
Susan Tomasky
Affirmative	64,161,963,823.75	95.24
Withheld	3,208,854,118.52	4.76
TOTAL	67,370,817,942.28	100.00
Michael E. Wiley
Affirmative	64,102,654,208.87	95.15
Withheld	3,268,163,733.41	4.85
TOTAL	67,370,817,942.28	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9909900.101
EGK-ANN-0125
Fidelity® Growth Company K6 Fund

Annual Report
November 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Growth Company K6 Fund
Consolidated Schedule of Investments November 30, 2024
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 12.2%
Diversified Telecommunication Services - 0.0%
Verizon Communications, Inc.	6,710	297,521
Entertainment - 1.4%
Netflix, Inc. (a)	305,884	271,260,990
Roblox Corp. Class A (a)	239,395	12,000,871
Roku, Inc. Class A (a)	82,425	5,689,798
The Walt Disney Co.	30	3,524
		288,955,183
Interactive Media & Services - 10.3%
Alphabet, Inc.:
Class A	4,314,255	728,893,382
Class C	1,790,250	305,219,723
Epic Games, Inc. (a)(b)(c)	5,000	3,378,250
Meta Platforms, Inc. Class A	1,877,193	1,078,109,484
Pinterest, Inc. Class A (a)	181,847	5,513,601
Reddit, Inc.:
Class A	107,380	15,107,292
Class B (a)	51,402	7,231,747
Snap, Inc. Class A (a)	3,310,913	39,101,883
		2,182,555,362
Media - 0.0%
Comcast Corp. Class A	60,891	2,629,882
The Trade Desk, Inc. Class A (a)	23,092	2,968,477
		5,598,359
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc.	419,825	103,671,586
TOTAL COMMUNICATION SERVICES		2,581,078,011
CONSUMER DISCRETIONARY - 15.5%
Automobiles - 1.5%
Rad Power Bikes, Inc. (a)(b)(c)	171,416	35,997
Rad Power Bikes, Inc. warrants 10/6/33 (a)(b)(c)	280,502	145,861
Rivian Automotive, Inc. Class A (a)(d)	675,968	8,267,089
Tesla, Inc. (a)	883,839	305,065,869
		313,514,816
Broadline Retail - 5.8%
Alibaba Group Holding Ltd. sponsored ADR	106,387	9,295,032
Amazon.com, Inc. (a)	5,579,928	1,160,011,232
Etsy, Inc. (a)	30,987	1,699,947
Ollie's Bargain Outlet Holdings, Inc. (a)	712,960	70,547,392
Ozon Holdings PLC ADR (a)(c)(d)	3,500	0
		1,241,553,603
Diversified Consumer Services - 0.0%
Duolingo, Inc. Class A (a)	11,728	4,084,511
Hotels, Restaurants & Leisure - 1.4%
Airbnb, Inc. Class A (a)	80,217	10,918,336
Atour Lifestyle Holdings Ltd. ADR	116,036	2,918,305
Booking Holdings, Inc.	18,604	96,777,636
Cava Group, Inc. (a)	22,435	3,161,092
Chipotle Mexican Grill, Inc. (a)	741,781	45,634,367
Doordash, Inc. (a)	30,734	5,546,872
Expedia Group, Inc. Class A (a)	72,644	13,411,535
MakeMyTrip Ltd. (a)	209,290	24,013,935
Marriott International, Inc. Class A	119,436	34,527,753
McDonald's Corp.	863	255,457
Penn Entertainment, Inc. (a)	378,187	8,165,057
Shake Shack, Inc. Class A (a)	29,581	3,955,867
Sonder Holdings, Inc.:
Stage 1 rights (a)(c)	5,104	0
Stage 2 rights (a)(c)	5,104	0
Stage 3 rights (a)(c)	5,104	0
Stage 4 rights (a)(c)	5,104	0
Stage 5:
rights (a)(c)	5,103	0
rights (a)(c)	5,102	0
Starbucks Corp.	122,563	12,557,805
Sweetgreen, Inc. Class A (a)	292,887	12,002,509
Trip.com Group Ltd. ADR (a)	98,284	6,354,061
Viking Holdings Ltd.	82,155	3,816,100
Wingstop, Inc.	15,239	5,010,126
		289,026,813
Household Durables - 0.6%
Garmin Ltd.	258,691	54,997,707
Lennar Corp. Class A	119,932	20,914,941
Purple Innovation, Inc. Class A (a)	830,173	796,468
SharkNinja, Inc.	409,432	41,168,388
Toll Brothers, Inc.	11,782	1,946,033
		119,823,537
Specialty Retail - 2.5%
Carvana Co. Class A (a)	238,307	62,059,909
Dick's Sporting Goods, Inc.	149,570	30,996,887
Fanatics, Inc. Class A (a)(b)(c)	204,775	14,985,435
Five Below, Inc. (a)	18,775	1,740,443
Floor & Decor Holdings, Inc. Class A (a)	104,936	11,774,869
Lowe's Companies, Inc.	133,932	36,487,095
Revolve Group, Inc. (a)(d)	632,718	22,828,465
RH (a)	12,584	4,846,602
Ross Stores, Inc.	113,157	17,524,625
The Home Depot, Inc.	370,292	158,903,406
TJX Companies, Inc.	910,530	114,444,516
Wayfair LLC Class A (a)(d)	1,313,858	60,752,794
		537,345,046
Textiles, Apparel & Luxury Goods - 3.7%
adidas AG	67,854	15,997,322
Birkenstock Holding PLC (a)	102,179	5,278,567
Canada Goose Holdings, Inc. (a)(d)	471,910	4,462,761
Crocs, Inc. (a)	73,071	7,716,298
Deckers Outdoor Corp. (a)	1,401,266	274,592,085
Figs, Inc. Class A (a)(d)	121,093	628,473
Li Ning Co. Ltd.	897,812	1,841,784
lululemon athletica, Inc. (a)	698,149	223,868,458
NIKE, Inc. Class B	233,511	18,393,661
On Holding AG (a)(d)	1,774,609	103,512,943
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,217,301	141,508,150
		797,800,502
TOTAL CONSUMER DISCRETIONARY		3,303,148,828
CONSUMER STAPLES - 2.6%
Beverages - 0.9%
Celsius Holdings, Inc. (a)	28,206	802,461
Constellation Brands, Inc. Class A (sub. vtg.)	10,541	2,539,854
Keurig Dr. Pepper, Inc.	988,327	32,268,877
Monster Beverage Corp. (a)	147,861	8,151,577
PepsiCo, Inc.	240,607	39,327,214
The Coca-Cola Co.	1,549,503	99,292,152
		182,382,135
Consumer Staples Distribution & Retail - 0.7%
BBB Foods, Inc.	88,480	2,496,906
Costco Wholesale Corp.	110,889	107,770,801
Kroger Co.	214,519	13,102,821
Maplebear, Inc. (NASDAQ) (a)	26,552	1,159,526
Target Corp.	147,995	19,581,218
Walmart, Inc.	126,806	11,729,555
		155,840,827
Food Products - 0.1%
Bowery Farming, Inc. (a)(c)	41,864	0
Bowery Farming, Inc. warrants (a)(b)(c)	14,709	0
Bunge Global SA	54,468	4,887,958
Mondelez International, Inc.	84,483	5,487,171
The Hershey Co.	11,053	1,946,765
The Real Good Food Co. LLC:
Class B (a)(c)	149,688	2
Class B unit (a)(e)	149,688	38,994
The Real Good Food Co., Inc. Class A (a)	176,796	46,055
The Simply Good Foods Co. (a)	51,075	2,032,274
WK Kellogg Co. (d)	80,049	1,665,019
		16,104,238
Household Products - 0.2%
Church & Dwight Co., Inc.	59,732	6,578,285
Colgate-Palmolive Co.	43,732	4,225,823
Procter & Gamble Co.	179,630	32,200,474
The Clorox Co.	23,365	3,905,927
		46,910,509
Personal Care Products - 0.1%
BellRing Brands, Inc. (a)	15,610	1,224,761
elf Beauty, Inc. (a)	38,630	5,003,358
Kenvue, Inc.	126,305	3,041,424
Oddity Tech Ltd. (a)(d)	320,309	14,881,556
The Beauty Health Co. (a)(b)	428,643	634,392
The Beauty Health Co. Class A, (a)(d)	1,425,013	2,109,019
		26,894,510
Tobacco - 0.6%
JUUL Labs, Inc. Class A (a)(b)(c)	2,825,095	2,853,346
Philip Morris International, Inc.	966,920	128,658,375
		131,511,721
TOTAL CONSUMER STAPLES		559,643,940
ENERGY - 0.3%
Energy Equipment & Services - 0.0%
Baker Hughes Co. Class A	113,123	4,971,756
Halliburton Co.	174,248	5,551,541
		10,523,297
Oil, Gas & Consumable Fuels - 0.3%
Cameco Corp.	115,338	6,856,844
EOG Resources, Inc.	9,197	1,225,592
EQT Corp.	150,783	6,851,580
Range Resources Corp.	592,150	21,163,441
Reliance Industries Ltd.	1,012,692	15,522,356
Valero Energy Corp.	58,345	8,114,623
		59,734,436
TOTAL ENERGY		70,257,733
FINANCIALS - 4.4%
Banks - 0.6%
Bank of America Corp.	1,016,360	48,287,264
HDFC Bank Ltd. sponsored ADR	404,139	26,980,320
JPMorgan Chase & Co.	144,835	36,168,196
Wells Fargo & Co.	360,635	27,469,568
		138,905,348
Capital Markets - 1.0%
3i Group PLC	229,406	10,826,855
BlackRock, Inc.	40,587	41,512,384
Coinbase Global, Inc. Class A (a)	133,764	39,620,897
Goldman Sachs Group, Inc.	83,067	50,552,084
Robinhood Markets, Inc. (a)	1,715,637	64,405,013
		206,917,233
Consumer Finance - 0.1%
American Express Co.	82,103	25,015,142
Financial Services - 2.6%
Apollo Global Management, Inc.	111,647	19,541,574
Block, Inc. Class A (a)	264,254	23,399,692
Circle Internet Financial Ltd. Class E (c)	127,757	3,595,082
Jio Financial Services Ltd. (a)	672,846	2,620,589
MasterCard, Inc. Class A	366,534	195,340,630
PayPal Holdings, Inc. (a)	304,939	26,459,557
Saluda Medical, Inc. warrants 1/20/27 (a)(b)(c)	23,230	33,684
Toast, Inc. (a)	687,237	29,922,299
Visa, Inc. Class A	779,752	245,684,260
		546,597,367
Insurance - 0.1%
Progressive Corp.	54,192	14,571,145
TOTAL FINANCIALS		932,006,235
HEALTH CARE - 11.6%
Biotechnology - 6.9%
4D Pharma PLC (a)(c)(d)	1,121,955	14
AbbVie, Inc.	132,514	24,240,786
Absci Corp. (a)(d)	1,520,747	4,638,278
Akouos, Inc. (CVR) (a)(c)	338,256	60,886
Alector, Inc. (a)	1,270,520	3,290,647
Allogene Therapeutics, Inc. (a)	1,329,897	3,298,145
Alnylam Pharmaceuticals, Inc. (a)	430,943	109,058,745
Amgen, Inc.	123,219	34,854,959
Annexon, Inc. (a)	883,639	4,762,814
Apellis Pharmaceuticals, Inc. (a)	110,235	3,740,274
Apogee Therapeutics, Inc. (a)	443,069	20,004,565
Arcellx, Inc. (a)	182,285	16,053,840
Argenx SE ADR (a)	199,350	122,909,243
Arrowhead Pharmaceuticals, Inc. (a)	326,917	8,509,650
Ascendis Pharma A/S sponsored ADR (a)	17,277	2,351,054
aTyr Pharma, Inc. (a)	1,046,142	3,692,881
Avidity Biosciences, Inc. (a)	1,162,325	50,014,845
Beam Therapeutics, Inc. (a)	222,650	6,093,931
BeiGene Ltd. ADR (a)	153,325	32,964,875
Biohaven Ltd. (a)	40,801	1,877,254
Biomea Fusion, Inc. (a)(d)	616,532	4,463,692
BioNTech SE ADR (a)	48,910	5,790,455
Boundless Bio, Inc. (a)	223,743	610,818
CAMP4 Therapeutics Corp.	52,176	249,923
Cargo Therapeutics, Inc. (a)	131,027	2,382,071
Caris Life Sciences, Inc. (a)(b)(c)	362,791	1,153,675
Cartesian Therapeutics, Inc. (a)	108,220	2,037,783
Century Therapeutics, Inc. (a)(d)	441,622	759,590
Cibus, Inc. (a)(d)	371,527	1,805,621
Codiak Biosciences, Inc. warrants 9/15/27 (a)(c)	95,000	1
Crinetics Pharmaceuticals, Inc. (a)	161,563	9,241,404
CRISPR Therapeutics AG (a)(d)	243,863	12,478,470
Day One Biopharmaceuticals, Inc. (a)(d)	365,436	5,090,523
Denali Therapeutics, Inc. (a)	408,864	10,221,600
Dianthus Therapeutics, Inc. (a)(d)	281,606	6,755,728
Disc Medicine, Inc. rights (a)(c)	50,893	1
Dyne Therapeutics, Inc. (a)	404,068	12,368,521
Entrada Therapeutics, Inc. (a)	129,596	2,577,664
Exact Sciences Corp. (a)	82,309	5,109,743
Foghorn Therapeutics, Inc. (a)	576,945	4,609,791
Generation Bio Co. (a)	493,973	750,839
Geron Corp. (a)	1,334,663	5,498,812
Ideaya Biosciences, Inc. (a)	1,297,440	35,497,958
Idorsia Ltd. (a)(d)	482,139	470,947
Immunocore Holdings PLC ADR (a)	282,701	9,255,631
Immunome, Inc. (a)(d)	439,673	5,957,569
Immunovant, Inc. (a)	1,130,571	31,882,102
Invivyd, Inc. (a)(d)	498,777	348,446
Ionis Pharmaceuticals, Inc. (a)	2,361,518	84,377,038
Janux Therapeutics, Inc. (a)	404,362	18,281,206
Korro Bio, Inc. (a)(b)	21,489	1,118,717
Korro Bio, Inc. (a)	34,946	1,819,289
Krystal Biotech, Inc. (a)	216,125	42,667,398
Kymera Therapeutics, Inc. (a)	494,333	23,159,501
Legend Biotech Corp. ADR (a)	233,636	9,829,067
Lexicon Pharmaceuticals, Inc. (a)(d)	5,589,829	4,492,546
Moderna, Inc. (a)	1,420,528	61,167,936
Monte Rosa Therapeutics, Inc. (a)(d)	350,869	3,635,003
Moonlake Immunotherapeutics Class A (a)	184,610	10,048,322
Nurix Therapeutics, Inc. (a)	177,379	3,921,850
Nuvalent, Inc. Class A (a)	625,410	60,464,639
Omega Therapeutics, Inc. (a)(d)	748,496	660,922
ORIC Pharmaceuticals, Inc. (a)(d)	266,586	2,639,201
Oruka Therapeutics, Inc. (b)	92,707	2,014,523
Poseida Therapeutics, Inc. (a)	1,226,956	11,422,960
Prothena Corp. PLC (a)	812,675	13,173,462
RAPT Therapeutics, Inc. (a)	481,384	606,544
Recursion Pharmaceuticals, Inc. Class A (a)(d)	611,059	4,320,187
Regeneron Pharmaceuticals, Inc. (a)	63,122	47,355,387
Revolution Medicines, Inc. (a)	352,254	20,377,894
Roivant Sciences Ltd. (a)(d)	5,126,562	65,158,603
Sage Therapeutics, Inc. (a)	394,680	2,158,900
Sana Biotechnology, Inc. (a)(d)	2,868,050	7,973,179
Sarepta Therapeutics, Inc. (a)	36,633	4,884,644
Scholar Rock Holding Corp. (a)	1,084,902	43,287,590
Scholar Rock Holding Corp. warrants 12/31/25 (a)(b)	39,325	1,292,776
Seres Therapeutics, Inc. (a)(d)	2,458,443	2,409,274
Sigilon Therapeutics, Inc. rights (a)(c)	8,716	73,563
SpringWorks Therapeutics, Inc. (a)(d)	1,192,461	49,463,282
Spyre Therapeutics, Inc. (a)	423,091	12,028,477
Summit Therapeutics, Inc. (b)	117,978	2,177,874
Summit Therapeutics, Inc. (a)(d)	239,088	4,413,564
Taysha Gene Therapies, Inc. (a)	1,635,207	5,298,071
Tectonic Therapeutic, Inc. (a)	10,536	524,482
Tectonic Therapeutic, Inc. (b)	94,586	4,708,491
UNITY Biotechnology, Inc. warrants 8/22/27 (a)	712,537	246
Upstream Bio, Inc.	104,256	2,280,079
Vaxcyte, Inc. (a)	348,785	32,904,377
Vera Therapeutics, Inc. (a)	258,389	12,854,853
Vertex Pharmaceuticals, Inc. (a)	87,798	41,100,878
Verve Therapeutics, Inc. (a)(d)	133,504	748,957
Viking Therapeutics, Inc. (a)	1,348,136	71,370,320
Vor Biopharma, Inc. (a)	498,927	415,157
Zai Lab Ltd. ADR (a)	113,983	3,288,410
Zealand Pharma A/S (a)	292,463	30,252,292
Zenas BioPharma, Inc.	80,601	927,718
		1,459,336,713
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	36,975	4,391,521
Blink Health LLC Series A1 (a)(b)(c)	85,627	3,054,315
Boston Scientific Corp. (a)	39,491	3,580,254
Ceribell, Inc.	78,215	2,251,810
DexCom, Inc. (a)	140,409	10,950,498
GE Healthcare Technologies, Inc.	61,360	5,106,379
Inspire Medical Systems, Inc. (a)	8,935	1,722,311
Intuitive Surgical, Inc. (a)	240,247	130,213,874
Medical Microinstruments, Inc. warrants 2/16/31 (a)(b)(c)	3,611	44,307
Novocure Ltd. (a)(d)	1,780,598	35,683,184
PROCEPT BioRobotics Corp. (a)	503,354	48,115,609
		245,114,062
Health Care Providers & Services - 0.2%
Alignment Healthcare, Inc. (a)	432,863	5,458,402
McKesson Corp.	30,499	19,168,622
RadNet, Inc. (a)	73,663	6,022,687
UnitedHealth Group, Inc.	35,535	21,683,457
		52,333,168
Health Care Technology - 0.0%
DNA Script (a)(b)(c)	115	5,536
DNA Script (a)(b)(c)	439	21,159
PrognomiQ, Inc. (a)(c)	30,662	7,666
		34,361
Life Sciences Tools & Services - 0.1%
10X Genomics, Inc. Class A (a)	242,741	3,859,582
Danaher Corp.	61,908	14,838,729
Thermo Fisher Scientific, Inc.	15,460	8,188,080
		26,886,391
Pharmaceuticals - 3.2%
Adimab LLC (b)(c)(f)	196,899	3,741,081
Adimab LLC (a)(b)(c)(f)	196,899	1,033,720
Agomab Therapeutics SA:
warrants 10/10/33 (a)(b)(c)	10	0
warrants 11/4/34 (a)(b)(c)	10	0
Alto Neuroscience, Inc.	133,474	588,620
Arvinas Holding Co. LLC (a)	56,681	1,514,516
Atea Pharmaceuticals, Inc. (a)	733,744	2,509,404
Bristol-Myers Squibb Co.	125,226	7,415,884
Dragonfly Therapeutics, Inc. (b)(c)	31,376	1,047,017
Eli Lilly & Co.	573,619	456,227,872
Fulcrum Therapeutics, Inc. (a)(d)	123,849	476,819
GH Research PLC (a)(d)	333,315	2,976,503
Harmony Biosciences Holdings, Inc. (a)	556,101	19,280,022
Intra-Cellular Therapies, Inc. (a)	868,489	74,386,083
Merck & Co., Inc.	104,452	10,616,501
Neumora Therapeutics, Inc. (a)	162,129	1,611,562
Novo Nordisk A/S Series B sponsored ADR	1,008	107,654
Nuvation Bio, Inc. Class A (a)	3,772,055	10,938,960
OptiNose, Inc. (a)	1,878,279	939,327
OptiNose, Inc. warrants 11/23/2027 (a)	231,338	3,139
Pfizer, Inc.	26,249	687,986
Pharvaris BV (a)	306,709	6,716,927
Pliant Therapeutics, Inc. (a)(d)	464,099	6,404,566
Rapport Therapeutics, Inc. (a)(d)	311,332	7,110,823
Rapport Therapeutics, Inc. (l)	203,678	4,652,006
Sienna Biopharmaceuticals, Inc. (a)(c)	397,476	4
Skyhawk Therapeutics, Inc. (a)(b)(c)	127,580	1,631,748
Structure Therapeutics, Inc. ADR (a)	295,592	9,798,875
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	159,545	2,677,165
UCB SA	257,819	50,498,650
		685,593,434
TOTAL HEALTH CARE		2,469,298,129
INDUSTRIALS - 3.5%
Aerospace & Defense - 0.6%
AeroVironment, Inc. (a)	26,435	5,141,608
GE Aerospace	71,924	13,101,676
Lockheed Martin Corp.	52,173	27,620,908
Space Exploration Technologies Corp. (a)(b)(c)	525,136	61,398,901
Space Exploration Technologies Corp. Class C (a)(b)(c)	73,410	8,583,097
StandardAero, Inc.	98,858	2,833,270
The Boeing Co. (a)	94,016	14,613,847
		133,293,307
Air Freight & Logistics - 0.0%
Delhivery Private Ltd. (a)	486,000	1,934,188
United Parcel Service, Inc. Class B	22,630	3,071,344
		5,005,532
Building Products - 0.2%
Builders FirstSource, Inc. (a)	147,235	27,454,910
The AZEK Co., Inc. Class A, (a)	110,048	5,845,750
		33,300,660
Commercial Services & Supplies - 0.0%
Veralto Corp.	10,875	1,176,566
Construction & Engineering - 0.2%
Fluor Corp. (a)	483,204	27,122,241
Quanta Services, Inc.	62,900	21,670,308
Willscot Holdings Corp. (a)	8,255	315,671
		49,108,220
Electrical Equipment - 0.7%
Eaton Corp. PLC	193,614	72,686,568
Emerson Electric Co.	217,040	28,779,504
GE Vernova LLC	67,511	22,556,775
Generac Holdings, Inc. (a)	85,332	16,059,482
Nextracker, Inc. Class A (a)	49,797	1,900,254
Vertiv Holdings Co.	92,621	11,818,440
		153,801,023
Ground Transportation - 0.9%
Avis Budget Group, Inc. (d)	329,764	35,967,359
Lyft, Inc. (a)	368,576	6,398,479
Uber Technologies, Inc. (a)	1,471,486	105,888,133
Union Pacific Corp.	143,759	35,172,077
		183,426,048
Industrial Conglomerates - 0.1%
3M Co.	46,922	6,265,495
Honeywell International, Inc.	42,939	10,001,781
		16,267,276
Machinery - 0.4%
Caterpillar, Inc.	61,814	25,103,284
Deere & Co.	15,929	7,421,321
Illinois Tool Works, Inc.	55,827	15,493,109
Ingersoll Rand, Inc.	78,372	8,164,011
Mitsubishi Heavy Industries Ltd.	1,449,312	21,338,002
		77,519,727
Passenger Airlines - 0.4%
Delta Air Lines, Inc.	337,185	21,519,147
Ryanair Holdings PLC sponsored ADR	17,889	787,832
Southwest Airlines Co. (d)	771,353	24,960,983
United Airlines Holdings, Inc. (a)	345,661	33,470,355
Wizz Air Holdings PLC (a)(e)	10,017	164,043
		80,902,360
Professional Services - 0.0%
Paylocity Holding Corp. (a)	25,571	5,307,005
TOTAL INDUSTRIALS		739,107,724
INFORMATION TECHNOLOGY - 47.3%
Communications Equipment - 0.9%
Arista Networks, Inc. (a)	188,876	76,649,658
Ciena Corp. (a)	1,357,778	94,664,282
Nokia Corp. sponsored ADR	5,007,080	21,029,736
		192,343,676
Electronic Equipment, Instruments & Components - 0.4%
Celestica, Inc. (a)	153,557	13,089,199
Coherent Corp. (a)	416,666	41,733,267
TE Connectivity PLC	3,570	539,498
Zebra Technologies Corp. Class A (a)	51,715	21,048,005
		76,409,969
IT Services - 1.2%
Accenture PLC Class A	26,861	9,733,621
Akamai Technologies, Inc. (a)	112,486	10,575,934
Cloudflare, Inc. Class A (a)	860,974	85,951,034
IBM Corp.	105,923	24,087,949
Kyndryl Holdings, Inc. (a)	263,512	9,146,502
MongoDB, Inc. Class A (a)	26,349	8,497,289
Okta, Inc. Class A (a)	182,524	14,156,561
Shopify, Inc. Class A (a)	682,315	78,911,785
Snowflake, Inc. Class A (a)	49,681	8,684,239
X Holdings Corp. Class A (a)(b)(c)	26,890	792,986
		250,537,900
Semiconductors & Semiconductor Equipment - 21.1%
Advanced Micro Devices, Inc. (a)	362,586	49,737,735
Allegro MicroSystems LLC (a)	167,603	3,642,013
Applied Materials, Inc.	390,086	68,151,925
Arm Holdings Ltd. ADR (a)(d)	93,019	12,491,522
ASML Holding NV (depository receipt)	2,552	1,752,229
Astera Labs, Inc. (a)	934,825	96,520,681
Broadcom, Inc.	1,554,996	252,033,752
Cirrus Logic, Inc. (a)	182,470	19,058,992
Enphase Energy, Inc. (a)	42,659	3,043,720
First Solar, Inc. (a)	28,012	5,581,951
GlobalFoundries, Inc. (a)	165,621	7,163,108
Impinj, Inc. (a)	219,056	42,104,754
KLA Corp.	61,643	39,884,870
Lam Research Corp.	222,645	16,449,013
Lattice Semiconductor Corp. (a)	74,213	4,211,588
Marvell Technology, Inc.	1,212,466	112,383,474
Micron Technology, Inc.	41,220	4,037,499
Monolithic Power Systems, Inc.	20,501	11,637,188
NVIDIA Corp.	24,975,480	3,452,860,095
ON Semiconductor Corp. (a)	468,895	33,347,812
Qualcomm, Inc.	118,223	18,741,892
Semtech Corp. (a)	119,801	7,672,056
Silicon Laboratories, Inc. (a)	563,088	62,305,687
SiTime Corp. (a)	220,899	46,914,530
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	294,018	54,293,364
Teradyne, Inc.	201,099	22,120,890
Texas Instruments, Inc.	149,340	30,021,820
Wolfspeed, Inc. (a)(d)	126,085	1,207,894
Xsight Labs Ltd. warrants 1/11/34 (a)(b)(c)	24,668	80,911
		4,479,452,965
Software - 15.2%
Adobe, Inc. (a)	402,808	207,820,731
AppFolio, Inc. Class A, (a)	2,386	605,448
AppLovin Corp. Class A, (a)	244,959	82,489,943
ASAPP, Inc. warrants 8/28/28 (a)(b)(c)	351,555	495,693
Atlassian Corp. PLC Class A, (a)	10,773	2,839,547
Autodesk, Inc. (a)	129,078	37,677,868
Bill Holdings, Inc. (a)	29,643	2,674,391
Canva, Inc. Class A (b)(c)	1,805	2,204,212
Clear Secure, Inc.	228,436	5,911,924
Confluent, Inc. Class A (a)	858,374	26,472,254
CoreWeave, Inc. Class A (b)(c)	43,506	40,889,114
Crowdstrike Holdings, Inc. Class A (a)	131,086	45,351,823
Datadog, Inc. Class A (a)	137,643	21,024,968
DocuSign, Inc. (a)	67,323	5,364,970
Elastic NV (a)	68,688	7,518,588
Figma, Inc. Class A (b)(c)	129,465	3,386,804
Freshworks, Inc. Class A (a)	105,427	1,685,778
HubSpot, Inc. (a)	65,929	47,538,105
Intuit, Inc.	88,857	57,022,203
Microsoft Corp.	2,496,129	1,057,010,786
Monday.com Ltd. (a)	47,202	13,469,563
Nutanix, Inc. Class A (a)	4,058,017	264,907,350
Onestream, Inc.	25,127	751,046
Oracle Corp.	2,888,503	533,910,895
Palantir Technologies, Inc. Class A (a)	536,478	35,986,944
Palo Alto Networks, Inc. (a)	15,247	5,913,092
PTC, Inc. (a)	5,081	1,016,505
Rubrik, Inc. Class A (a)	51,165	2,600,205
Salesforce, Inc.	963,860	318,064,161
Samsara, Inc. Class A (a)	127,751	6,833,401
SentinelOne, Inc. Class A (a)	77,653	2,170,401
ServiceNow, Inc. (a)	288,680	302,952,339
Stripe, Inc. Class B (a)(b)(c)	38,500	1,059,135
Synopsys, Inc. (a)	9,528	5,321,293
Workday, Inc. Class A (a)	58,259	14,564,167
Zoom Communications, Inc. Class A (a)	530,596	43,874,983
Zscaler, Inc. (a)	133,249	27,527,911
		3,236,908,541
Technology Hardware, Storage & Peripherals - 8.5%
Apple, Inc.	6,475,353	1,536,795,527
Pure Storage, Inc. Class A (a)	5,064,423	268,363,775
Samsung Electronics Co. Ltd.	89,935	3,537,206
Seagate Technology Holdings PLC	73,565	7,454,341
Super Micro Computer, Inc. (a)	90,950	2,968,608
		1,819,119,457
TOTAL INFORMATION TECHNOLOGY		10,054,772,508
MATERIALS - 0.5%
Chemicals - 0.1%
Corteva, Inc.	164,550	10,241,592
Farmers Business Network, Inc. (a)(c)	9,829	24,769
Farmers Business Network, Inc. warrants 9/27/33 (a)(b)(c)	993,920	2,494,739
		12,761,100
Containers & Packaging - 0.1%
Ball Corp.	78,990	4,910,018
Smurfit Westrock PLC	246,423	13,558,193
		18,468,211
Metals & Mining - 0.3%
Barrick Gold Corp. (Canada)	715,662	12,533,861
Freeport-McMoRan, Inc.	1,369,692	60,540,386
		73,074,247
TOTAL MATERIALS		104,303,558
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	86,919	18,166,071
Equinix, Inc.	7,367	7,230,563
		25,396,634
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	92,278	12,917,997
TOTAL REAL ESTATE		38,314,631
TOTAL COMMON STOCKS (Cost $11,696,488,311)		20,851,931,297

Convertible Preferred Stocks - 1.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	49,039	11,772,793
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (a)(b)(c)	22,348	4,693
Series C (a)(b)(c)	87,936	50,124
Series D (a)(b)(c)	219,600	208,620
Waymo LLC:
Series A2 (a)(b)(c)	6,592	420,504
Series C2 (b)(c)	18,943	1,472,818
		2,156,759
Broadline Retail - 0.1%
Meesho:
Series D2 (b)(c)	61,688	3,414,431
Series E (b)(c)	10,275	568,721
Series E1 (b)(c)	4,896	270,994
Series F (a)(b)(c)	76,519	4,308,785
		8,562,931
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	1,400	333,312
Textiles, Apparel & Luxury Goods - 0.0%
Freenome, Inc.:
Series C (a)(b)(c)	141,369	824,181
Series D (a)(b)(c)	125,665	780,380
Laronde, Inc. Series B (a)(b)(c)	81,282	2,166,165
		3,770,726
TOTAL CONSUMER DISCRETIONARY		14,823,728
CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc.:
Series G (a)(b)(c)	19,907	747,508
Series H (a)(b)(c)	20,720	995,596
		1,743,104
Food Products - 0.0%
AgBiome LLC Series D (a)(b)(c)	511,821	51,182
TOTAL CONSUMER STAPLES		1,794,286
FINANCIALS - 0.1%
Financial Services - 0.1%
Akeana Series C (b)(c)	113,800	1,440,708
Kartos Therapeutics, Inc. Series C (a)(b)(c)	472,772	3,049,379
Paragon Biosciences Emalex Capital, Inc.:
Series C (a)(b)(c)	109,967	1,370,189
Series D1 (a)(b)(c)	190,900	2,386,250
Series D2 (a)(b)(c)	15,557	185,284
Saluda Medical, Inc.:
Series D (a)(b)(c)	154,870	1,341,174
Series E (a)(b)(c)	287,593	1,935,501
Tenstorrent Holdings, Inc.:
Series C1 (b)(c)	32,710	2,426,428
Series D1 (b)(c)	31,999	2,523,121
Series D2 (b)(c)	15,346	1,165,222
		17,823,256
HEALTH CARE - 0.5%
Biotechnology - 0.3%
Altos Labs, Inc.:
Series B (a)(b)(c)	124,464	3,114,089
Series C (b)(c)	52,694	1,318,404
Ankyra Therapeutics Series B (a)(b)(c)	329,325	1,528,068
Asimov, Inc. Series B (a)(b)(c)	19,920	560,549
Bright Peak Therapeutics, Inc.:
Series B (a)(b)(c)	282,257	457,256
Series C (b)(c)	1,110,268	1,265,706
Cardurion Pharmaceuticals, Inc. Series B (b)(c)	449,156	2,200,864
Caris Life Sciences, Inc. Series D (a)(b)(c)	258,638	822,469
Castle Creek Biosciences, Inc.:
Series C (a)(b)(c)	582	143,707
Series D1 (a)(b)(c)	4,476	992,911
Series D2 (a)(b)(c)	1,254	248,555
Cellanome, Inc. Series B (b)(c)	400,974	3,011,315
City Therapeutics, Inc. Series A (b)(c)	298,887	3,272,813
Cleerly, Inc. Series C (a)(b)(c)	294,888	3,181,842
Deep Genomics, Inc. Series C (a)(b)(c)	155,443	1,706,764
Element Biosciences, Inc.:
Series B (a)(b)(c)	125,057	856,640
Series C (a)(b)(c)	114,255	1,107,131
Series D (b)(c)	92,374	650,313
Series D1 (b)(c)	92,374	650,313
ElevateBio LLC Series C (a)(b)(c)	247,600	718,040
Generate Biomedicines:
Series B (a)(b)(c)	191,856	2,273,494
Series C (a)(b)(c)	105,751	1,253,149
Genesis Therapeutics, Inc. Series B (a)(b)(c)	583,881	3,269,734
Inscripta, Inc.:
Series D (a)(b)(c)	277,957	658,758
Series E (a)(b)(c)	215,182	645,546
LifeMine Therapeutics, Inc. Series C (a)(b)(c)	1,759,782	1,302,239
National Resilience, Inc.:
Series B (a)(b)(c)	182,315	5,041,010
Series C (a)(b)(c)	74,748	2,066,782
Odyssey Therapeutics, Inc.:
Series B (a)(b)(c)	458,024	3,087,082
Series C (a)(b)(c)	442,442	2,672,350
Parabilis Medicines, Inc.:
Series D (a)(b)(c)	272,597	1,654,664
Series E (b)(c)	202,540	1,284,104
Quell Therapeutics Ltd. Series B (a)(b)(c)	822,639	1,661,731
SalioGen Therapeutics, Inc. Series B (a)(b)(c)	14,028	49,379
Sonoma Biotherapeutics, Inc.:
Series B (a)(b)(c)	587,934	1,693,250
Series B1 (a)(b)(c)	313,559	1,015,931
T-Knife Therapeutics, Inc. Series B (a)(b)(c)	241,456	328,380
Treeline Biosciences:
Series A (a)(b)(c)	283,817	2,103,084
Series A1 (a)(b)(c)	151,334	1,153,165
Triveni Bio, Inc. Series B (b)(c)	2,078,466	2,161,605
		63,183,186
Health Care Equipment & Supplies - 0.1%
Blink Health LLC:
Series C (a)(b)(c)	145,007	5,172,400
Series C1 (b)(c)	56,458	2,013,857
Series D (b)(c)	62,396	2,225,665
Insightec Ltd. Series G (b)(c)	2,718,923	2,311,085
Kardium, Inc. Series D6 (a)(b)(c)	1,087,032	739,182
Medical Microinstruments, Inc. Series C (b)(c)	81,214	2,682,498
		15,144,687
Health Care Providers & Services - 0.0%
Conformal Medical, Inc.:
Series C (a)(b)(c)	140,186	532,707
Series D (a)(b)(c)	153,658	683,778
Scorpion Therapeutics, Inc.:
Series B (a)(b)(c)	260,848	631,252
Series C1 (b)(c)	531,558	1,286,370
		3,134,107
Health Care Technology - 0.0%
Aledade, Inc.:
Series B1 (a)(b)(c)	26,096	987,995
Series E1 (a)(b)(c)	21,357	808,576
Candid Therapeutics Series B (b)(c)	1,469,416	1,616,358
DNA Script:
Series B (a)(b)(c)	6	334
Series C (a)(b)(c)	2,549	657,063
Omada Health, Inc. Series E (a)(b)(c)	636,551	2,743,535
Wugen, Inc. Series B (a)(b)(c)	121,894	510,736
		7,324,597
Pharmaceuticals - 0.1%
Agomab Therapeutics SA:
Series C (a)(b)(c)	15,098	3,714,759
Series D (b)(c)	3,260	825,251
Galvanize Therapeutics Series B (a)(b)(c)	1,125,997	844,498
Metsera, Inc. Series B (b)(c)	439,379	2,214,470
Mirador Therapeutics, Inc. Series A (b)(c)	957,764	2,873,292
		10,472,270
TOTAL HEALTH CARE		99,258,847
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.5%
Anduril Industries, Inc. Series F (b)(c)	111,962	2,778,897
Space Exploration Technologies Corp.:
Series G (a)(b)(c)	7,729	9,036,747
Series J (a)(b)(c)	52,171	60,998,333
Series N (a)(b)(c)	19,900	23,267,080
		96,081,057
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series G (b)(c)	74,075	3,107,446
Construction & Engineering - 0.0%
Beta Technologies, Inc.:
Series A (a)(b)(c)	10,545	1,207,086
Series B, 6.00% (a)(b)(c)	20,919	2,777,206
Series C, 6.00% (b)(c)	21,483	2,459,159
		6,443,451
TOTAL INDUSTRIALS		105,631,954
INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment, Instruments & Components - 0.1%
Enevate Corp. Series E (a)(b)(c)	754,820	415,151
Menlo Micro, Inc. Series C (a)(b)(c)	993,699	635,967
VAST Data Ltd.:
Series A (b)(c)	107,503	2,186,611
Series A1 (b)(c)	264,598	5,381,923
Series A2 (b)(c)	304,373	6,190,947
Series B (b)(c)	242,193	4,926,206
Series C (b)(c)	7,060	143,600
Series E (b)(c)	231,432	4,707,327
		24,587,732
Semiconductors & Semiconductor Equipment - 0.0%
Alif Semiconductor Series C (a)(b)(c)	43,034	772,030
Retym, Inc. Series C (a)(b)(c)	202,380	1,742,492
Sima Technologies, Inc.:
Series B (a)(b)(c)	299,482	1,877,752
Series B1 (a)(b)(c)	167,848	1,228,647
Xsight Labs Ltd.:
Series D (a)(b)(c)	122,201	832,189
Series D1 (b)(c)	82,226	788,547
		7,241,657
Software - 0.3%
Anthropic PBC Series D (b)(c)	100,142	3,749,316
ASAPP, Inc. Series D (a)(b)(c)	612,736	1,072,288
Bolt Technology OU Series E (a)(b)(c)	17,815	3,340,674
Canva, Inc.:
Series A (a)(b)(c)	1,477	1,803,668
Series A2 (a)(b)(c)	268	327,274
CoreWeave, Inc. Series C (b)(c)	4,507	4,818,704
Databricks, Inc.:
Series G (a)(b)(c)	37,815	3,381,417
Series H (a)(b)(c)	56,085	5,015,121
Series I (a)(b)(c)	3,131	279,974
Evozyne, Inc.:
Series A (a)(b)(c)	78,000	1,296,360
Series B (a)(b)(c)	95,720	1,621,497
Lyte AI, Inc. Series B (b)(c)	213,232	2,688,856
Skyryse, Inc. Series B (a)(b)(c)	117,653	2,653,075
Stripe, Inc. Series H (a)(b)(c)	14,400	396,144
xAI Corp.:
Series B (b)(c)	677,598	14,669,997
Series C (b)(c)	692,600	14,994,790
		62,109,155
Technology Hardware, Storage & Peripherals - 0.1%
Lightmatter, Inc.:
Series C (a)(b)(c)	136,712	8,849,368
Series C2 (b)(c)	21,474	1,415,781
Series D (b)(c)	133,986	10,710,841
		20,975,990
TOTAL INFORMATION TECHNOLOGY		114,914,534
MATERIALS - 0.0%
Chemicals - 0.0%
Farmers Business Network, Inc. Series G (a)(b)(c)	33,030	83,236
Metals & Mining - 0.0%
Diamond Foundry, Inc. Series C (a)(b)(c)	301,038	8,308,649
TOTAL MATERIALS		8,391,885
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials:
Series C (a)(b)(c)	20,469	672,202
Series D (a)(b)(c)	7,960	261,406
		933,608
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $341,249,865)		375,344,891

Convertible Bonds - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (b)(c)	310,600	708,292
4% 6/12/27 (b)(c)	82,200	187,449
7.5% 10/29/26 (b)(c)(h)	2,252,760	2,647,669
		3,543,410
HEALTH CARE - 0.0%
Health Care Technology - 0.0%
Wugen, Inc. 10% 6/14/25 (b)(c)	515,072	542,216
Pharmaceuticals - 0.0%
Galvanize Therapeutics 6% 2/28/27 (b)(c)	1,089,800	1,191,914
TOTAL HEALTH CARE		1,734,130
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 10% 5/12/25 (b)(c)	11,723	11,777
Software - 0.0%
Evozyne, Inc. 6% 9/13/28 pay-in-kind (b)(c)	1,580,998	1,745,422
TOTAL INFORMATION TECHNOLOGY		1,757,199
MATERIALS - 0.0%
Chemicals - 0.0%
Farmers Business Network, Inc. 15% 9/28/25 (b)(c)	993,920	1,528,947
TOTAL CONVERTIBLE BONDS (Cost $6,837,073)		8,563,686

Preferred Securities - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (b)(c)	280,502	366,285
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Kardium, Inc.:
0% (b)(c)(i)	1,541,987	1,031,589
10% 12/31/26 (b)(c)	2,828,239	2,792,173
		3,823,762
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 6% (b)(c)(i)	39,251	34,443
Semiconductors & Semiconductor Equipment - 0.0%
Sima Technologies, Inc. 10% 12/31/27 (b)(c)	445,396	456,749
Xsight Labs Ltd. 0% (b)(c)	234,331	234,331
		691,080
Software - 0.0%
Skyryse, Inc. 0% 2/5/27 (b)(c)	378,172	393,715
TOTAL INFORMATION TECHNOLOGY		1,119,238
TOTAL PREFERRED SECURITIES (Cost $5,747,878)		5,309,285

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.64% (j)	31,753,700	31,760,051
Fidelity Securities Lending Cash Central Fund 4.64% (j)(k)	345,887,821	345,922,410
TOTAL MONEY MARKET FUNDS (Cost $377,682,461)		377,682,461

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $12,428,005,588)	21,618,831,620
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(352,244,969)
NET ASSETS - 100.0%	21,266,586,651

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $555,715,358 or 2.6% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $203,037 or 0.0% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.
(l)
Equity security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. As of period end, the total fair value of unadjusted equity securities subject to contractual sale restrictions is $4,652,006 and all restrictions are set to expire on or before December 31, 2024.  Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Adimab LLC	1/19/21	7,455,144

Adimab LLC	1/19/21	2,544,864

AgBiome LLC Series D	9/03/21	3,033,967

Agomab Therapeutics SA warrants 10/10/33	10/03/23	0

Agomab Therapeutics SA warrants 11/4/34	10/22/24	0

Agomab Therapeutics SA Series C	10/03/23	3,296,587

Agomab Therapeutics SA Series D	10/22/24	843,788

Akeana Series C	1/23/24	1,452,179

Aledade, Inc. Series B1	5/07/21	999,234

Aledade, Inc. Series E1	5/20/22	1,063,886

Alif Semiconductor Series C	3/08/22	873,527

Altos Labs, Inc. Series B	7/22/22	2,383,286

Altos Labs, Inc. Series C	3/15/24	1,318,530

Anduril Industries, Inc. Series F	8/07/24	2,433,673

Ankyra Therapeutics Series B	8/26/21	1,854,693

Anthropic PBC Series D	5/31/24	3,004,711

ASAPP, Inc. warrants 8/28/28	8/29/23	0

ASAPP, Inc. Series D	8/29/23	2,366,080

Asimov, Inc. Series B	10/29/21	1,846,200

Beta Technologies, Inc. Series A	4/09/21	772,632

Beta Technologies, Inc. Series B, 6.00%	4/04/22	2,158,213

Beta Technologies, Inc. Series C, 6.00%	10/24/24	2,459,159

Blink Health LLC Series A1	12/30/20 - 6/17/24	2,447,843

Blink Health LLC Series C	11/07/19 - 7/14/21	5,535,788

Blink Health LLC Series C1	7/15/22 - 2/02/24	2,193,318

Blink Health LLC Series D	6/17/24 - 6/25/24	2,620,632

Bolt Technology OU Series E	1/03/22	4,628,275

Bowery Farming, Inc. warrants	10/25/23	0

Bright Peak Therapeutics, Inc. Series B	5/14/21	1,102,496

Bright Peak Therapeutics, Inc. Series C	5/07/24	1,258,489

ByteDance Ltd. Series E1	11/18/20	5,373,408

Candid Therapeutics Series B	8/27/24	1,763,299

Canva, Inc. Class A	3/18/24	1,925,323

Canva, Inc. Series A	9/22/23	1,575,458

Canva, Inc. Series A2	9/22/23	285,865

Cardurion Pharmaceuticals, Inc. Series B	7/10/24	2,199,786

Caris Life Sciences, Inc.	10/06/22	2,031,630

Caris Life Sciences, Inc. Series D	5/11/21	2,094,968

Castle Creek Biosciences, Inc. Series C	12/09/19	239,697

Castle Creek Biosciences, Inc. Series D1	4/19/22	962,474

Castle Creek Biosciences, Inc. Series D2	6/28/21	215,100

Cellanome, Inc. Series B	1/08/24	3,003,295

City Therapeutics, Inc. Series A	4/17/24	2,997,687

Cleerly, Inc. Series C	7/08/22	3,473,958

Conformal Medical, Inc. Series C	7/24/20	514,071

Conformal Medical, Inc. Series D	5/26/23	780,530

CoreWeave, Inc. Class A	11/29/23 - 10/03/24	14,918,414

CoreWeave, Inc. Series C	5/17/24	3,511,178

Databricks, Inc. Series G	2/01/21	2,235,722

Databricks, Inc. Series H	8/31/21	4,121,358

Databricks, Inc. Series I	9/14/23	230,129

Deep Genomics, Inc. Series C	7/21/21	2,254,110

Diamond Foundry, Inc. Series C	3/15/21	7,224,912

Discord, Inc. Series I	9/15/21	770,874

DNA Script	12/17/21	443,611

DNA Script Series B	12/17/21	4,804

DNA Script Series C	10/01/21	2,217,248

Dragonfly Therapeutics, Inc.	12/19/19	830,209

Element Biosciences, Inc. Series B	12/13/19	655,374

Element Biosciences, Inc. Series C	6/21/21	2,348,706

Element Biosciences, Inc. Series D	6/28/24	724,517

Element Biosciences, Inc. Series D1	6/28/24	724,517

ElevateBio LLC Series C	3/09/21	1,038,682

Enevate Corp. Series E	1/29/21	836,858

Enevate Corp. 6%	11/02/23	39,251

Enevate Corp. 10% 5/12/25	11/12/24	11,723

Epic Games, Inc.	7/13/20 - 7/30/20	2,875,000

Evozyne, Inc. Series A	4/09/21	1,752,660

Evozyne, Inc. Series B	9/14/23	1,482,703

Evozyne, Inc. 6% 9/13/28 pay-in-kind	9/14/23 - 9/30/24	1,580,997

Fanatics, Inc. Class A	8/13/20 - 10/24/22	7,298,410

Farmers Business Network, Inc. warrants 9/27/33	9/29/23	1

Farmers Business Network, Inc. Series G	9/15/21	2,053,072

Farmers Business Network, Inc. 15% 9/28/25	9/29/23	993,920

Figma, Inc. Class A	5/15/24	3,002,682

Freenome, Inc. Series C	8/14/20	934,916

Freenome, Inc. Series D	11/22/21	947,803

Galvanize Therapeutics Series B	3/29/22	1,949,422

Galvanize Therapeutics 6% 2/28/27	2/28/24	1,089,800

Generate Biomedicines Series B	11/02/21	2,273,494

Generate Biomedicines Series C	6/05/23	1,253,149

Genesis Therapeutics, Inc. Series B	8/10/23	2,982,231

GoBrands, Inc. Series G	3/02/21	4,971,122

GoBrands, Inc. Series H	7/22/21	8,049,525

Inscripta, Inc. Series D	11/13/20	1,270,263

Inscripta, Inc. Series E	3/30/21	1,900,057

Insightec Ltd. Series G	6/17/24	2,413,860

JUUL Labs, Inc. Class A	2/23/24	2,867,387

Kardium, Inc. Series D6	12/30/20	1,104,251

Kardium, Inc. 0%	12/30/20	1,541,987

Kardium, Inc. 10% 12/31/26	5/31/24 - 9/30/24	2,828,239

Kartos Therapeutics, Inc. Series C	8/22/23	2,672,580

Korro Bio, Inc.	7/14/23	1,212,586

Laronde, Inc. Series B	8/13/21	2,275,896

LifeMine Therapeutics, Inc. Series C	2/15/22	3,583,954

Lightmatter, Inc. Series C	5/19/23	2,249,842

Lightmatter, Inc. Series C2	12/18/23	558,363

Lightmatter, Inc. Series D	10/11/24	10,749,764

Lyte AI, Inc. Series B	8/13/24	2,705,082

Medical Microinstruments, Inc. warrants 2/16/31	2/16/24	0

Medical Microinstruments, Inc. Series C	2/16/24	2,707,163

Meesho Series D2	7/15/24	3,454,528

Meesho Series E	7/15/24	575,400

Meesho Series E1	4/18/24	274,176

Meesho Series F	9/21/21 - 7/15/24	5,669,736

Menlo Micro, Inc. Series C	2/09/22	1,317,148

Metsera, Inc. Series B	11/12/24	2,214,470

Mirador Therapeutics, Inc. Series A	3/19/24	2,873,292

National Resilience, Inc. Series B	12/01/20	2,490,423

National Resilience, Inc. Series C	6/28/21	3,319,559

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	310,600

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	82,200

Neutron Holdings, Inc. 7.5% 10/29/26	10/29/21 - 10/27/24	2,252,760

Odyssey Therapeutics, Inc. Series B	9/30/22	2,892,806

Odyssey Therapeutics, Inc. Series C	10/25/23	2,212,210

Omada Health, Inc. Series E	12/22/21	3,816,251

Oruka Therapeutics, Inc.	9/12/24	2,132,261

Parabilis Medicines, Inc. Series D	11/17/22	2,933,989

Parabilis Medicines, Inc. Series E	2/29/24	1,261,439

Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	1,176,647

Paragon Biosciences Emalex Capital, Inc. Series D1	10/21/22	2,067,447

Paragon Biosciences Emalex Capital, Inc. Series D2	5/18/22	134,101

Quell Therapeutics Ltd. Series B	11/24/21	1,554,788

Rad Power Bikes, Inc.	1/21/21	826,883

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	107,803

Rad Power Bikes, Inc. Series C	1/21/21	424,189

Rad Power Bikes, Inc. Series D	9/17/21	2,104,602

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	280,502

Redwood Materials Series C	5/28/21	970,302

Redwood Materials Series D	6/02/23	379,977

Retym, Inc. Series C	5/17/23 - 6/20/23	1,574,880

SalioGen Therapeutics, Inc. Series B	12/10/21	1,485,060

Saluda Medical, Inc. warrants 1/20/27	1/20/22	0

Saluda Medical, Inc. Series D	1/20/22	1,975,505

Saluda Medical, Inc. Series E	4/06/23	2,321,968

Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	0

Scorpion Therapeutics, Inc. Series B	1/08/21	631,103

Scorpion Therapeutics, Inc. Series C1	7/01/24	1,286,105

Sima Technologies, Inc. Series B	5/10/21	1,535,564

Sima Technologies, Inc. Series B1	4/25/22 - 10/17/22	1,190,194

Sima Technologies, Inc. 10% 12/31/27	4/08/24 - 10/05/24	445,396

Skyhawk Therapeutics, Inc.	5/21/21	2,094,864

Skyryse, Inc. Series B	10/21/21	2,903,673

Skyryse, Inc. 0% 2/5/27	8/13/24	378,172

Sonoma Biotherapeutics, Inc. Series B	7/26/21	1,161,934

Sonoma Biotherapeutics, Inc. Series B1	7/26/21	929,546

Space Exploration Technologies Corp.	2/16/21 - 7/01/24	41,105,470

Space Exploration Technologies Corp. Class C	4/02/24 - 7/01/24	7,335,675

Space Exploration Technologies Corp. Series G	9/07/23	6,260,490

Space Exploration Technologies Corp. Series J	9/07/23	42,258,510

Space Exploration Technologies Corp. Series N	8/04/20	5,373,000

Stripe, Inc. Class B	5/18/21	1,544,943

Stripe, Inc. Series H	3/15/21	577,800

Summit Therapeutics, Inc.	9/12/24	2,678,101

T-Knife Therapeutics, Inc. Series B	6/30/21	1,392,911

Tectonic Therapeutic, Inc.	1/30/24	2,194,501

Tenstorrent Holdings, Inc. Series C1	4/23/21	1,944,778

Tenstorrent Holdings, Inc. Series D1	7/16/24	2,522,368

Tenstorrent Holdings, Inc. Series D2	7/17/24	1,165,989

The Beauty Health Co.	12/08/20	4,286,430

Treeline Biosciences Series A	7/30/21 - 10/27/22	2,221,578

Treeline Biosciences Series A1	10/27/22	1,303,031

Triveni Bio, Inc. Series B	9/19/24	2,174,907

VAST Data Ltd. Series A	11/28/23	1,182,533

VAST Data Ltd. Series A1	11/28/23	2,910,578

VAST Data Ltd. Series A2	11/28/23	3,348,103

VAST Data Ltd. Series B	11/28/23	2,664,123

VAST Data Ltd. Series C	11/28/23	77,660

VAST Data Ltd. Series E	11/28/23	5,091,504

Waymo LLC Series A2	5/08/20	566,037

Waymo LLC Series C2	10/18/24	1,481,367

Wugen, Inc. Series B	7/09/21	945,276

Wugen, Inc. 10% 6/14/25	6/14/24	515,072

X Holdings Corp. Class A	10/27/21	2,482,445

xAI Corp. Series B	5/13/24	8,110,848

xAI Corp. Series C	11/22/24	14,994,790

Xsight Labs Ltd. warrants 1/11/34	1/11/24	0

Xsight Labs Ltd. Series D	2/16/21	977,119

Xsight Labs Ltd. Series D1	1/11/24	657,479

Xsight Labs Ltd. 0%	11/04/24	234,331

Zipline International, Inc. Series G	6/07/24	3,107,172

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.64%	34,870,540	1,479,770,929	1,482,878,579	2,357,670	(2,839)	-	31,760,051	0.1%
Fidelity Securities Lending Cash Central Fund 4.64%	346,108,627	1,578,034,079	1,578,220,296	1,852,700	-	-	345,922,410	1.3%
Total	380,979,167	3,057,805,008	3,061,098,875	4,210,370	(2,839)	-	377,682,461

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,592,850,804	2,577,699,761	-	15,151,043
Consumer Discretionary	3,317,972,556	3,287,981,535	-	29,991,021
Consumer Staples	561,438,226	556,790,592	-	4,647,634
Energy	70,257,733	54,735,377	15,522,356	-
Financials	949,829,491	925,756,880	2,620,589	21,452,022
Health Care	2,568,556,976	2,456,127,275	1,296,161	111,133,540
Industrials	844,739,678	645,853,536	23,272,190	175,613,952
Information Technology	10,169,687,042	10,002,326,447	3,537,206	163,823,389
Materials	112,695,443	101,784,050	-	10,911,393
Real Estate	38,314,631	38,314,631	-	-
Utilities	933,608	-	-	933,608

Corporate Bonds	8,563,686	-	-	8,563,686

Preferred Securities	5,309,285	-	-	5,309,285

Money Market Funds	377,682,461	377,682,461	-	-
Total Investments in Securities:	21,618,831,620	21,025,052,545	46,248,502	547,530,573

Net Unrealized Appreciation on Unfunded Commitments	1,660,202	-	-	1,660,202
Total	1,660,202	-	-	1,660,202
The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$339,311,768
Net Realized Gain (Loss) on Investment Securities	(92,431)
Net Unrealized Gain (Loss) on Investment Securities	85,491,638
Cost of Purchases	139,499,121
Proceeds of Sales	(4,514,115)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(12,165,408)
Ending Balance	$547,530,573
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2024	$85,086,263

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of November 30, 2024
Assets
Investment in securities, at value (including securities loaned of $338,717,301) - See accompanying schedule:
Unaffiliated issuers (cost $12,050,323,127)	$21,241,149,159
Fidelity Central Funds (cost $377,682,461)	377,682,461

Total Investment in Securities (cost $12,428,005,588)		$21,618,831,620
Cash		47,564
Foreign currency held at value (cost $23,625)		23,624
Receivable for investments sold		113,884,398
Unrealized appreciation on unfunded commitments		1,761,297
Receivable for fund shares sold		7,302,400
Dividends receivable		8,177,541
Interest receivable		355,367
Distributions receivable from Fidelity Central Funds		214,093
Other receivables		74,920
Total assets		21,750,672,824
Liabilities
Payable for investments purchased	$5,191,380
Unrealized depreciation on unfunded commitments	101,095
Payable for fund shares redeemed	122,962,699
Accrued management fee	7,949,479
Other payables and accrued expenses	1,961,656
Collateral on securities loaned	345,919,864
Total liabilities		484,086,173
Commitments and contingent liabilities
Net Assets		$21,266,586,651
Net Assets consist of:
Paid in capital		$11,660,889,452
Total accumulated earnings (loss)		9,605,697,199
Net Assets		$21,266,586,651
Net Asset Value, offering price and redemption price per share ($21,266,586,651 ÷ 687,968,855 shares)		$30.91
Consolidated Statement of Operations
Year ended November 30, 2024
Investment Income
Dividends		$87,555,517
Interest		523,016
Income from Fidelity Central Funds (including $1,852,700 from security lending)		4,210,370
Total income		92,288,903
Expenses
Management fee	$86,739,627
Independent trustees' fees and expenses	83,663
Interest	4,628
Miscellaneous	98,556
Total expenses before reductions	86,926,474
Expense reductions	(11,586)
Total expenses after reductions		86,914,888
Net Investment income (loss)		5,374,015
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $432,935)	1,567,336,669
Redemptions in-kind	1,099,345,287
Fidelity Central Funds	(2,839)
Foreign currency transactions	11,340
Total net realized gain (loss)		2,666,690,457
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,436,428)	4,415,653,733
Unfunded commitments	1,660,202
Assets and liabilities in foreign currencies	(8,050)
Total change in net unrealized appreciation (depreciation)		4,417,305,885
Net gain (loss)		7,083,996,342
Net increase (decrease) in net assets resulting from operations		$7,089,370,357
Consolidated Statement of Changes in Net Assets

	Year ended November 30, 2024	Year ended November 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,374,015	$14,245,073
Net realized gain (loss)	2,666,690,457	(247,346,987)
Change in net unrealized appreciation (depreciation)	4,417,305,885	3,421,875,107
Net increase (decrease) in net assets resulting from operations	7,089,370,357	3,188,773,193
Distributions to shareholders	(16,291,092)	(18,540,597)

Share transactions
Proceeds from sales of shares	3,811,265,130	4,809,922,340
Reinvestment of distributions	16,250,553	17,792,720
Cost of shares redeemed	(5,785,344,119)	(3,458,216,801)

Net increase (decrease) in net assets resulting from share transactions	(1,957,828,436)	1,369,498,259
Total increase (decrease) in net assets	5,115,250,829	4,539,730,855

Net Assets
Beginning of period	16,151,335,822	11,611,604,967
End of period	$21,266,586,651	$16,151,335,822

Other Information
Shares
Sold	144,105,130	253,663,388
Issued in reinvestment of distributions	721,926	1,171,344
Redeemed	(221,182,974)	(180,533,478)
Net increase (decrease)	(76,355,918)	74,301,254

Consolidated Financial Highlights
Fidelity® Growth Company K6 Fund

Years ended November 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$21.13	$16.83	$24.27	$18.67	$11.19
Income from Investment Operations
Net investment income (loss) A,B	.01	.02	.03	- C,D	- C
Net realized and unrealized gain (loss)	9.79	4.31	(6.87)	5.78	7.49
Total from investment operations	9.80	4.33	(6.84)	5.78	7.49
Distributions from net investment income	(.02)	(.03)	-	(.02)	(.01)
Distributions from net realized gain	-	-	(.60)	(.16)	-
Total distributions	(.02)	(.03)	(.60)	(.18)	(.01)
Net asset value, end of period	$30.91	$21.13	$16.83	$24.27	$18.67
Total Return E	46.43%	25.77%	(28.85)%	31.20%	66.95%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.03%	.10%	.15%	(.01)% D	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$21,266,587	$16,151,336	$11,611,605	$14,970,335	$8,000,089
Portfolio turnover rate H,I	22%	17%	23%	22%	18%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.07)%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended November 30, 2024

1. Organization.
Fidelity Growth Company K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Consolidated Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA

Equities	$ 533,657,602	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.0 - 61.8 / 16.5	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	20.0 - 23.9 / 23.8	Increase
		Market approach	Transaction price	$0.61 - $253.39 / $27.64	Increase
			Discount rate	5.0% - 80.0% / 29.6%	Decrease
			Premium rate	5.0% - 50.0% / 18.6%	Increase
		Discounted cash flow	Discount rate	4.1% - 12.6% / 10.6%	Decrease
			Term	2.1 - 7.3 / 4.2	Increase
			Probability rate	6.0% - 60.0% / 22.5%	Increase
		Recovery value	Recovery value	$0.00 - $0.10 / $0.01	Increase
		Black scholes	Discount rate	3.5% - 4.5% / 4.2%	Increase
			Term	0.3 - 5.0 / 2.8	Increase
			Volatility	45.0% - 100.0% / 66.4%	Increase
Corporate Bonds	$ 8,563,686	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.3 - 6.5 / 3.3	Increase
			Discount rate	25.0% - 29.2% / 27.9%	Decrease
			Probability rate	0.0% - 75.0% / 26.0%	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	19.8% - 35.4% / 20.7%	Decrease
			Probability rate	0.0% - 70.0% / 30.0%	Increase
		Black scholes	Discount rate	4.3% - 5.2% / 4.4%	Increase
			Term	0.1 - 1.8 / 1.2	Increase
			Volatility	55.0% - 100% / 69.2%	Increase
Preferred Securities	$ 5,309,285	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5 - 4.3 / 2.9	Increase
			Discount rate	15.5%	Decrease
			Probability rate	0.0% - 75.0% / 25.0%	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	5.0% - 37.9% / 28.7%	Decrease
			Probability rate	0.0% - 60.0% / 26.7%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.3% - 5.2% / 4.3%	Increase
			Term	0.4 - 3.0 / 2.1	Increase
			Volatility	50.0% - 100.0% / 66.1%	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), contingent interest, redemptions in-kind, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,056,999,201
Gross unrealized depreciation	(911,809,950)
Net unrealized appreciation (depreciation)	$9,145,189,251
Tax Cost	$12,475,302,571

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,751,190
Undistributed long-term capital gain	$453,623,895
Net unrealized appreciation (depreciation) on securities and other investments	$9,145,172,312

The tax character of distributions paid was as follows:

	November 30, 2024	November 30, 2023
Ordinary Income	$16,291,092	$ 18,540,597

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Growth Company K6 Fund	Crescent Biopharma, Inc	1,399,357	1,761,297
Fidelity Growth Company K6 Fund	Jade Biosciences, Inc	1,577,431	(101,095)

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Net Assets
Fidelity Growth Company K6 Fund	4,774,801.02

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the consolidated financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Company K6 Fund	4,142,752,468	4,587,222,764

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Growth Company K6 Fund	82,287,153	1,099,345,287	2,100,993,643

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Growth Company K6 Fund	23,087,531	607,688,094

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Growth Company K6 Fund	27,935,116	217,419,927	525,925,884

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Growth Company K6 Fund	111,315,286	2,174,299,915
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Growth Company K6 Fund	94,887

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Growth Company K6 Fund	Borrower	7,484,750	5.57%	4,628

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Growth Company K6 Fund	389,301,048	250,526,169	41,956,174

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Growth Company K6 Fund	200,747	92,647	13,122
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $11,586.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Company K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Growth Company K6 Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the consolidated schedule of investments, as of November 30, 2024, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 14, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2024, $453,623,895, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	63,800,778,497.24	94.70
Withheld	3,570,039,445.04	5.30
TOTAL	67,370,817,942.28	100.00
Robert A. Lawrence
Affirmative	64,108,462,670.95	95.16
Withheld	3,262,355,271.33	4.84
TOTAL	67,370,817,942.28	100.00
Vijay C. Advani
Affirmative	64,133,057,395.28	95.19
Withheld	3,237,760,546.99	4.81
TOTAL	67,370,817,942.28	100.00
Thomas P. Bostick
Affirmative	64,139,855,546.71	95.20
Withheld	3,230,962,395.57	4.80
TOTAL	67,370,817,942.28	100.00
Donald F. Donahue
Affirmative	63,937,145,751.70	94.90
Withheld	3,433,672,190.58	5.10
TOTAL	67,370,817,942.28	100.00
Vicki L. Fuller
Affirmative	64,281,507,386.43	95.41
Withheld	3,089,310,555.85	4.59
TOTAL	67,370,817,942.28	100.00
Patricia L. Kampling
Affirmative	64,109,163,152.49	95.16
Withheld	3,261,654,789.79	4.84
TOTAL	67,370,817,942.28	100.00
Thomas A. Kennedy
Affirmative	64,211,664,586.45	95.31
Withheld	3,159,153,355.83	4.69
TOTAL	67,370,817,942.28	100.00
Oscar Munoz
Affirmative	63,404,908,650.97	94.11
Withheld	3,965,909,291.31	5.89
TOTAL	67,370,817,942.28	100.00
Karen B. Peetz
Affirmative	64,265,043,761.25	95.39
Withheld	3,105,774,181.03	4.61
TOTAL	67,370,817,942.28	100.00
David M. Thomas
Affirmative	64,123,653,796.08	95.18
Withheld	3,247,164,146.20	4.82
TOTAL	67,370,817,942.28	100.00
Susan Tomasky
Affirmative	64,161,963,823.75	95.24
Withheld	3,208,854,118.52	4.76
TOTAL	67,370,817,942.28	100.00
Michael E. Wiley
Affirmative	64,102,654,208.87	95.15
Withheld	3,268,163,733.41	4.85
TOTAL	67,370,817,942.28	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9893924.105
GCF-K6-ANN-0125
Fidelity® Growth Strategies K6 Fund

Annual Report
November 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Growth Strategies K6 Fund
Schedule of Investments November 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.2%
Entertainment - 0.7%
Live Nation Entertainment, Inc. (a)	26,700	3,691,275
Interactive Media & Services - 0.7%
Pinterest, Inc. Class A (a)	127,500	3,865,800
Media - 1.8%
The Trade Desk, Inc. Class A (a)	80,400	10,335,420
TOTAL COMMUNICATION SERVICES		17,892,495
CONSUMER DISCRETIONARY - 10.3%
Broadline Retail - 0.9%
Coupang, Inc. Class A (a)	204,500	5,186,120
Distributors - 0.2%
Pool Corp.	3,623	1,366,197
Diversified Consumer Services - 0.9%
Duolingo, Inc. Class A (a)	13,500	4,701,645
Hotels, Restaurants & Leisure - 4.9%
Cava Group, Inc. (a)	23,000	3,240,700
Domino's Pizza, Inc.	6,200	2,952,378
Dutch Bros, Inc. Class A (a)	77,300	4,153,329
Hilton Worldwide Holdings, Inc.	28,100	7,121,664
Light & Wonder, Inc. Class A (a)	18,900	1,796,256
Texas Roadhouse, Inc.	24,000	4,926,480
Wingstop, Inc.	6,100	2,005,497
Wyndham Hotels & Resorts, Inc.	10,200	1,001,436
		27,197,740
Household Durables - 1.9%
NVR, Inc. (a)	340	3,140,097
SharkNinja, Inc.	23,900	2,403,145
Tempur Sealy International, Inc.	41,700	2,334,366
TopBuild Corp. (a)	6,700	2,617,288
		10,494,896
Specialty Retail - 1.0%
Carvana Co. Class A (a)	6,400	1,666,688
Murphy U.S.A., Inc.	7,100	3,889,380
		5,556,068
Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (a)	14,034	2,750,103
TOTAL CONSUMER DISCRETIONARY		57,252,769
CONSUMER STAPLES - 2.0%
Beverages - 0.1%
Celsius Holdings, Inc. (a)(b)	23,600	671,420
Consumer Staples Distribution & Retail - 1.9%
Casey's General Stores, Inc.	8,300	3,493,387
Performance Food Group Co. (a)	47,600	4,200,224
U.S. Foods Holding Corp. (a)	38,900	2,714,053
		10,407,664
TOTAL CONSUMER STAPLES		11,079,084
ENERGY - 4.2%
Energy Equipment & Services - 0.9%
TechnipFMC PLC	61,773	1,937,819
Weatherford International PLC	32,427	2,668,742
		4,606,561
Oil, Gas & Consumable Fuels - 3.3%
Cheniere Energy, Inc.	20,700	4,637,007
Hess Corp.	24,200	3,561,756
Permian Resource Corp. Class A	47,400	742,284
Targa Resources Corp.	31,600	6,455,880
Texas Pacific Land Corp.	1,900	3,040,171
		18,437,098
TOTAL ENERGY		23,043,659
FINANCIALS - 15.1%
Banks - 1.1%
Nu Holdings Ltd. Class A (a)	493,900	6,188,567
Capital Markets - 8.9%
Ameriprise Financial, Inc.	18,600	10,675,842
Ares Management Corp. Class A,	45,600	8,058,888
Blue Owl Capital, Inc. Class A	186,500	4,425,645
Coinbase Global, Inc. Class A (a)	31,300	9,271,060
LPL Financial	10,600	3,446,590
MSCI, Inc.	10,300	6,279,189
Robinhood Markets, Inc. (a)	122,200	4,587,388
Tradeweb Markets, Inc. Class A	19,000	2,574,500
		49,319,102
Financial Services - 2.8%
Affirm Holdings, Inc. Class A, (a)	47,700	3,339,477
Apollo Global Management, Inc.	27,400	4,795,822
Block, Inc. Class A (a)	42,700	3,781,085
Toast, Inc. (a)	82,400	3,587,696
		15,504,080
Insurance - 2.3%
Arthur J. Gallagher & Co.	12,500	3,903,000
Brown & Brown, Inc.	35,600	4,026,360
Kinsale Capital Group, Inc.	8,900	4,525,116
		12,454,476
TOTAL FINANCIALS		83,466,225
HEALTH CARE - 6.8%
Biotechnology - 1.6%
Alnylam Pharmaceuticals, Inc. (a)	23,900	6,048,373
Natera, Inc. (a)	7,900	1,325,462
Neurocrine Biosciences, Inc. (a)	6,300	798,525
Sarepta Therapeutics, Inc. (a)	6,800	906,712
Viking Therapeutics, Inc. (a)	1,117	59,134
		9,138,206
Health Care Equipment & Supplies - 1.0%
DexCom, Inc. (a)	40,899	3,189,713
Penumbra, Inc. (a)	300	73,236
TransMedics Group, Inc. (a)	23,800	2,063,698
		5,326,647
Health Care Providers & Services - 2.5%
Cardinal Health, Inc.	39,406	4,816,989
Cencora, Inc.	28,200	7,093,710
HCA Holdings, Inc.	6,000	1,963,320
		13,874,019
Health Care Technology - 1.2%
Doximity, Inc. Class A (a)	71,000	3,763,000
Veeva Systems, Inc. Class A (a)	12,000	2,734,200
		6,497,200
Life Sciences Tools & Services - 0.3%
West Pharmaceutical Services, Inc.	5,400	1,758,672
Pharmaceuticals - 0.2%
Intra-Cellular Therapies, Inc. (a)	13,100	1,122,015
TOTAL HEALTH CARE		37,716,759
INDUSTRIALS - 29.0%
Aerospace & Defense - 7.4%
Axon Enterprise, Inc. (a)	30,000	19,408,800
HEICO Corp. Class A	31,500	6,650,595
Howmet Aerospace, Inc.	74,000	8,760,120
Loar Holdings, Inc. (b)	300	27,624
TransDigm Group, Inc.	4,700	5,888,959
		40,736,098
Building Products - 4.2%
AAON, Inc.	33,600	4,581,024
Builders FirstSource, Inc. (a)	14,200	2,647,874
Carlisle Companies, Inc.	7,600	3,470,920
Lennox International, Inc.	7,900	5,270,327
The AZEK Co., Inc. Class A, (a)	66,240	3,518,669
Trane Technologies PLC	8,832	3,676,055
		23,164,869
Commercial Services & Supplies - 1.8%
Cintas Corp.	19,900	4,493,221
Tetra Tech, Inc.	96,000	3,984,960
Veralto Corp.	13,200	1,428,108
		9,906,289
Construction & Engineering - 5.0%
Comfort Systems U.S.A., Inc.	18,100	8,928,187
Construction Partners, Inc. Class A (a)	39,800	4,044,078
EMCOR Group, Inc.	13,500	6,886,620
Fluor Corp. (a)	55,200	3,098,376
Quanta Services, Inc.	14,400	4,961,088
		27,918,349
Electrical Equipment - 2.7%
GE Vernova LLC	9,000	3,007,080
nVent Electric PLC	43,900	3,437,809
Vertiv Holdings Co.	67,000	8,549,200
		14,994,089
Ground Transportation - 2.8%
Old Dominion Freight Lines, Inc.	39,100	8,802,974
XPO, Inc. (a)	45,400	6,919,414
		15,722,388
Machinery - 0.5%
Westinghouse Air Brake Tech Co.	12,900	2,587,998
Professional Services - 0.5%
Dayforce, Inc. (a)	34,700	2,775,653
Trading Companies & Distributors - 4.1%
Core & Main, Inc. Class A (a)	72,400	3,515,020
United Rentals, Inc.	7,800	6,754,800
W.W. Grainger, Inc.	10,500	12,656,070
		22,925,890
TOTAL INDUSTRIALS		160,731,623
INFORMATION TECHNOLOGY - 23.5%
Electronic Equipment, Instruments & Components - 2.6%
Amphenol Corp. Class A	31,078	2,257,817
Coherent Corp. (a)	88,300	8,844,128
Vontier Corp.	89,800	3,525,548
		14,627,493
IT Services - 3.1%
Gartner, Inc. (a)	15,100	7,820,743
GoDaddy, Inc. Class A (a)	33,900	6,697,623
Wix.com Ltd. (a)	12,100	2,707,254
		17,225,620
Semiconductors & Semiconductor Equipment - 1.6%
Entegris, Inc.	11,200	1,183,056
Monolithic Power Systems, Inc.	9,800	5,562,872
Onto Innovation, Inc. (a)	11,400	1,871,652
		8,617,580
Software - 15.5%
AppFolio, Inc. Class A, (a)	7,700	1,953,875
AppLovin Corp. Class A, (a)	52,200	17,578,350
Cadence Design Systems, Inc. (a)	6,300	1,932,903
Cellebrite DI Ltd. (a)	108,537	2,190,277
Datadog, Inc. Class A (a)	59,500	9,088,625
Fair Isaac Corp. (a)	5,100	12,112,653
Guidewire Software, Inc. (a)	5,700	1,156,473
HubSpot, Inc. (a)	9,900	7,138,395
Manhattan Associates, Inc. (a)	3,900	1,113,216
MicroStrategy, Inc. Class A (a)	1,800	697,446
Monday.com Ltd. (a)	4,900	1,398,264
Onestream, Inc.	400	11,956
Palantir Technologies, Inc. Class A (a)	357,200	23,960,975
Synopsys, Inc. (a)	3,500	1,954,715
Tyler Technologies, Inc. (a)	5,700	3,586,269
		85,874,392
Technology Hardware, Storage & Peripherals - 0.7%
Pure Storage, Inc. Class A (a)	15,300	810,747
Super Micro Computer, Inc. (a)(b)	84,900	2,771,136
		3,581,883
TOTAL INFORMATION TECHNOLOGY		129,926,968
MATERIALS - 2.1%
Construction Materials - 1.8%
CRH PLC	33,013	3,376,240
Vulcan Materials Co.	23,700	6,828,681
		10,204,921
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	13,800	1,631,160
TOTAL MATERIALS		11,836,081
REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Iron Mountain, Inc.	45,916	5,678,432
UTILITIES - 2.5%
Electric Utilities - 0.3%
NRG Energy, Inc.	16,800	1,707,048
Independent Power and Renewable Electricity Producers - 2.2%
Vistra Corp.	74,000	11,828,160
TOTAL UTILITIES		13,535,208
TOTAL COMMON STOCKS (Cost $404,465,541)		552,159,303

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.64% (c)	2,077,677	2,078,093
Fidelity Securities Lending Cash Central Fund 4.64% (c)(d)	3,694,081	3,694,450
TOTAL MONEY MARKET FUNDS (Cost $5,772,543)		5,772,543

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $410,238,084)	557,931,846
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(4,236,716)
NET ASSETS - 100.0%	553,695,130

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.64%	3,536,183	188,688,466	190,145,980	279,676	(576)	-	2,078,093	0.0%
Fidelity Securities Lending Cash Central Fund 4.64%	56,250	78,938,782	75,300,582	2,623	-	-	3,694,450	0.0%
Total	3,592,433	267,627,248	265,446,562	282,299	(576)	-	5,772,543

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	17,892,495	17,892,495	-	-
Consumer Discretionary	57,252,769	57,252,769	-	-
Consumer Staples	11,079,084	11,079,084	-	-
Energy	23,043,659	23,043,659	-	-
Financials	83,466,225	83,466,225	-	-
Health Care	37,716,759	37,716,759	-	-
Industrials	160,731,623	160,731,623	-	-
Information Technology	129,926,968	129,926,968	-	-
Materials	11,836,081	11,836,081	-	-
Real Estate	5,678,432	5,678,432	-	-
Utilities	13,535,208	13,535,208	-	-

Money Market Funds	5,772,543	5,772,543	-	-
Total Investments in Securities:	557,931,846	557,931,846	-	-
Financial Statements
Statement of Assets and Liabilities
As of November 30, 2024
Assets
Investment in securities, at value (including securities loaned of $3,397,963) - See accompanying schedule:
Unaffiliated issuers (cost $404,465,541)	$552,159,303
Fidelity Central Funds (cost $5,772,543)	5,772,543

Total Investment in Securities (cost $410,238,084)		$557,931,846
Receivable for fund shares sold		999,747
Dividends receivable		104,272
Distributions receivable from Fidelity Central Funds		34,034
Other receivables		10,017
Total assets		559,079,916
Liabilities
Payable for investments purchased	$570,665
Payable for fund shares redeemed	924,469
Accrued management fee	192,618
Other payables and accrued expenses	2,584
Collateral on securities loaned	3,694,450
Total liabilities		5,384,786
Net Assets		$553,695,130
Net Assets consist of:
Paid in capital		$377,432,599
Total accumulated earnings (loss)		176,262,531
Net Assets		$553,695,130
Net Asset Value, offering price and redemption price per share ($553,695,130 ÷ 27,013,654 shares)		$20.50
Statement of Operations
Year ended November 30, 2024
Investment Income
Dividends		$1,932,223
Income from Fidelity Central Funds (including $2,623 from security lending)		282,299
Total income		2,214,522
Expenses
Management fee	$1,427,171
Independent trustees' fees and expenses	1,205
Miscellaneous	3,246
Total expenses before reductions	1,431,622
Expense reductions	(969)
Total expenses after reductions		1,430,653
Net Investment income (loss)		783,869
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	28,260,211
Fidelity Central Funds	(576)
Foreign currency transactions	(1,226)
Total net realized gain (loss)		28,258,409
Change in net unrealized appreciation (depreciation) on investment securities		102,334,556
Net gain (loss)		130,592,965
Net increase (decrease) in net assets resulting from operations		$131,376,834
Statement of Changes in Net Assets

	Year ended November 30, 2024	Year ended November 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$783,869	$583,171
Net realized gain (loss)	28,258,409	11,251,001
Change in net unrealized appreciation (depreciation)	102,334,556	(1,798,325)
Net increase (decrease) in net assets resulting from operations	131,376,834	10,035,847
Distributions to shareholders	(2,301,548)	(324,034)

Share transactions
Proceeds from sales of shares	332,222,738	42,155,737
Reinvestment of distributions	2,301,548	324,034
Cost of shares redeemed	(67,622,950)	(25,802,546)

Net increase (decrease) in net assets resulting from share transactions	266,901,336	16,677,225
Total increase (decrease) in net assets	395,976,622	26,389,038

Net Assets
Beginning of period	157,718,508	131,329,470
End of period	$553,695,130	$157,718,508

Other Information
Shares
Sold	19,779,769	3,093,383
Issued in reinvestment of distributions	153,539	26,069
Redeemed	(3,991,066)	(1,906,516)
Net increase (decrease)	15,942,242	1,212,936

Financial Highlights
Fidelity® Growth Strategies K6 Fund

Years ended November 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.25	$13.32	$20.90	$17.06	$13.69
Income from Investment Operations
Net investment income (loss) A,B	.04	.06 C	.03	(.01)	.04 D
Net realized and unrealized gain (loss)	6.41	.90	(3.21)	4.29	3.40
Total from investment operations	6.45	.96	(3.18)	4.28	3.44
Distributions from net investment income	(.05)	(.03)	-	(.02)	(.07)
Distributions from net realized gain	(.16)	-	(4.40)	(.42)	-
Total distributions	(.20) E	(.03)	(4.40)	(.44)	(.07)
Net asset value, end of period	$20.50	$14.25	$13.32	$20.90	$17.06
Total Return F	45.82%	7.27%	(19.67)%	25.64%	25.24%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.25%	.42% C	.22%	(.06)%	.25% D
Supplemental Data
Net assets, end of period (000 omitted)	$553,695	$157,719	$131,329	$157,368	$182,192
Portfolio turnover rate I	95 % J	86% J	78% J	51%	73%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .34%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .15%.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended November 30, 2024

1. Organization.
Fidelity Growth Strategies K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$156,939,609
Gross unrealized depreciation	(10,120,328)
Net unrealized appreciation (depreciation)	$146,819,281
Tax Cost	$411,112,565

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,220,831
Undistributed long-term capital gain	$26,222,420
Net unrealized appreciation (depreciation) on securities and other investments	$146,819,281

The tax character of distributions paid was as follows:

	November 30, 2024	November 30, 2023
Ordinary Income	$541,541	$324,034
Long-term Capital Gains	1,760,007	-
Total	$2,301,548	$324,034

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Strategies K6 Fund	496,949,033	292,014,723

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Growth Strategies K6 Fund	4,098,321	67,007,543

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Growth Strategies K6 Fund	57,451	734,795
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Growth Strategies K6 Fund	3,819

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Growth Strategies K6 Fund	21,805,123	12,607,023	1,017,912

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Growth Strategies K6 Fund	288	6	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $969.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies K6 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies K6 Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2024, the related statement of operations for the year ended November 30, 2024, the statement of changes in net assets for each of the two years in the period ended November 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2024 and the financial highlights for each of the five years in the period ended November 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 14, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2024, $26,222,420, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	63,800,778,497.24	94.70
Withheld	3,570,039,445.04	5.30
TOTAL	67,370,817,942.28	100.00
Robert A. Lawrence
Affirmative	64,108,462,670.95	95.16
Withheld	3,262,355,271.33	4.84
TOTAL	67,370,817,942.28	100.00
Vijay C. Advani
Affirmative	64,133,057,395.28	95.19
Withheld	3,237,760,546.99	4.81
TOTAL	67,370,817,942.28	100.00
Thomas P. Bostick
Affirmative	64,139,855,546.71	95.20
Withheld	3,230,962,395.57	4.80
TOTAL	67,370,817,942.28	100.00
Donald F. Donahue
Affirmative	63,937,145,751.70	94.90
Withheld	3,433,672,190.58	5.10
TOTAL	67,370,817,942.28	100.00
Vicki L. Fuller
Affirmative	64,281,507,386.43	95.41
Withheld	3,089,310,555.85	4.59
TOTAL	67,370,817,942.28	100.00
Patricia L. Kampling
Affirmative	64,109,163,152.49	95.16
Withheld	3,261,654,789.79	4.84
TOTAL	67,370,817,942.28	100.00
Thomas A. Kennedy
Affirmative	64,211,664,586.45	95.31
Withheld	3,159,153,355.83	4.69
TOTAL	67,370,817,942.28	100.00
Oscar Munoz
Affirmative	63,404,908,650.97	94.11
Withheld	3,965,909,291.31	5.89
TOTAL	67,370,817,942.28	100.00
Karen B. Peetz
Affirmative	64,265,043,761.25	95.39
Withheld	3,105,774,181.03	4.61
TOTAL	67,370,817,942.28	100.00
David M. Thomas
Affirmative	64,123,653,796.08	95.18
Withheld	3,247,164,146.20	4.82
TOTAL	67,370,817,942.28	100.00
Susan Tomasky
Affirmative	64,161,963,823.75	95.24
Withheld	3,208,854,118.52	4.76
TOTAL	67,370,817,942.28	100.00
Michael E. Wiley
Affirmative	64,102,654,208.87	95.15
Withheld	3,268,163,733.41	4.85
TOTAL	67,370,817,942.28	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9883995.107
FEGK6-ANN-0125
Fidelity® Growth Company Fund

Annual Report
November 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Growth Company Fund
Consolidated Schedule of Investments November 30, 2024
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 11.1%
Diversified Telecommunication Services - 0.0%
Verizon Communications, Inc.	733	33
Entertainment - 1.3%
Netflix, Inc. (a)	985,001	873,509
Roblox Corp. Class A (a)	737,326	36,962
Roku, Inc. Class A (a)	294,571	20,334
The Walt Disney Co.	19,234	2,259
		933,064
Interactive Media & Services - 9.3%
Alphabet, Inc.:
Class A	14,744,764	2,491,128
Class C	8,803,546	1,500,917
Epic Games, Inc. (a)(b)(c)	51,800	34,999
Meta Platforms, Inc. Class A	3,779,676	2,170,744
Pinterest, Inc. Class A (a)	615,776	18,670
Reddit, Inc.:
Class A	451,564	63,531
Class B (a)	289,383	40,713
Snap, Inc. Class A (a)	10,063,181	118,846
		6,439,548
Media - 0.0%
Comcast Corp. Class A	134,987	5,830
The Trade Desk, Inc. Class A (a)	53,446	6,870
		12,700
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc.	1,259,734	311,079
TOTAL COMMUNICATION SERVICES		7,696,424
CONSUMER DISCRETIONARY - 16.7%
Automobiles - 1.5%
Neutron Holdings, Inc. (a)(b)(c)	1,546,251	80
Rad Power Bikes, Inc. (a)(b)(c)	1,182,568	248
Rad Power Bikes, Inc. warrants 10/6/33 (a)(b)(c)	985,838	513
Rivian Automotive, Inc. Class A (a)(d)	1,223,307	14,961
Tesla, Inc. (a)	2,855,136	985,479
		1,001,281
Broadline Retail - 7.3%
Alibaba Group Holding Ltd. sponsored ADR	288,508	25,207
Amazon.com, Inc. (a)	22,936,502	4,768,269
Etsy, Inc. (a)	80,702	4,427
Ollie's Bargain Outlet Holdings, Inc. (a)	2,312,661	228,838
Ozon Holdings PLC ADR (a)(c)(d)	100	0
		5,026,741
Diversified Consumer Services - 0.0%
Duolingo, Inc. Class A (a)	43,757	15,239
Hotels, Restaurants & Leisure - 1.3%
Airbnb, Inc. Class A (a)	248,876	33,875
Atour Lifestyle Holdings Ltd. ADR	406,623	10,227
Booking Holdings, Inc.	61,688	320,900
Cava Group, Inc. (a)	44,152	6,221
Chipotle Mexican Grill, Inc. (a)	2,105,437	129,526
Doordash, Inc. (a)	100,452	18,130
Expedia Group, Inc. Class A (a)	139,468	25,749
MakeMyTrip Ltd. (a)	660,976	75,840
Marriott International, Inc. Class A	335,227	96,911
McDonald's Corp.	2,731	808
Penn Entertainment, Inc. (a)	1,136,201	24,531
Shake Shack, Inc. Class A (a)	72,762	9,730
Sonder Holdings, Inc.:
Stage 1 rights (a)(c)	53,749	0
Stage 2 rights (a)(c)	53,749	0
Stage 3 rights (a)(c)	53,749	0
Stage 4 rights (a)(c)	53,749	0
Stage 5:
rights (a)(c)	53,749	0
rights (a)(c)	53,748	0
Starbucks Corp.	394,877	40,459
Sweetgreen, Inc. Class A (a)	881,616	36,129
Trip.com Group Ltd. ADR (a)	261,491	16,905
Viking Holdings Ltd.	271,811	12,626
Wingstop, Inc.	41,074	13,504
Zomato Ltd. (a)	9,483,800	31,526
		903,597
Household Durables - 0.5%
Garmin Ltd.	809,929	172,191
Lennar Corp. Class A	390,442	68,089
Purple Innovation, Inc. Class A (a)	202,059	194
SharkNinja, Inc.	1,275,743	128,276
Toll Brothers, Inc.	50,956	8,416
		377,166
Specialty Retail - 2.4%
Carvana Co. Class A (a)	770,266	200,593
Dick's Sporting Goods, Inc.	479,939	99,463
Fanatics, Inc. Class A (a)(b)(c)	730,532	53,460
Five Below, Inc. (a)	68,918	6,389
Floor & Decor Holdings, Inc. Class A (a)	246,970	27,713
Lowe's Companies, Inc.	438,724	119,522
Revolve Group, Inc. (a)(d)	1,823,568	65,794
RH (a)	55,200	21,260
Ross Stores, Inc.	194,668	30,148
The Home Depot, Inc.	1,181,006	506,805
TJX Companies, Inc.	2,914,552	366,330
Wayfair LLC Class A (a)	3,833,623	177,267
		1,674,744
Textiles, Apparel & Luxury Goods - 3.7%
adidas AG	227,249	53,576
Birkenstock Holding PLC (a)(d)	356,221	18,402
Canada Goose Holdings, Inc. (a)(d)	1,536,551	14,531
Crocs, Inc. (a)	195,728	20,669
Deckers Outdoor Corp. (a)	4,611,474	903,664
Figs, Inc. Class A (a)(d)	384,086	1,993
Li Ning Co. Ltd.	1,579,263	3,240
lululemon athletica, Inc. (a)	2,251,080	721,831
NIKE, Inc. Class B	843,143	66,414
On Holding AG (a)(d)	4,985,284	290,792
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	6,423,719	409,962
Tory Burch LLC:
Class A (a)(b)(c)(e)	950,844	33,155
Class B (a)(b)(c)(e)	324,840	12,259
		2,550,488
TOTAL CONSUMER DISCRETIONARY		11,549,256
CONSUMER STAPLES - 2.5%
Beverages - 0.8%
Celsius Holdings, Inc. (a)	70,773	2,013
Constellation Brands, Inc. Class A (sub. vtg.)	1,151	277
Keurig Dr. Pepper, Inc.	3,069,403	100,216
Monster Beverage Corp. (a)	383,519	21,143
PepsiCo, Inc.	706,502	115,478
The Coca-Cola Co.	4,910,610	314,672
		553,799
Consumer Staples Distribution & Retail - 0.7%
BBB Foods, Inc.	287,834	8,123
Costco Wholesale Corp.	343,050	333,403
Kroger Co.	593,287	36,238
Maplebear, Inc. (NASDAQ) (a)	139,427	6,089
Target Corp.	470,507	62,253
Walmart, Inc.	328,194	30,358
		476,464
Food Products - 0.1%
Bowery Farming, Inc. (a)(c)	201,831	0
Bowery Farming, Inc. warrants (a)(b)(c)	70,915	0
Bunge Global SA	208,276	18,691
Mondelez International, Inc.	222,946	14,480
The Hershey Co.	38,430	6,769
The Real Good Food Co. LLC:
Class B (a)(c)	616,906	0
Class B unit (a)(f)	616,906	161
The Real Good Food Co., Inc. Class A (a)	448,837	117
The Simply Good Foods Co. (a)	176,320	7,016
WK Kellogg Co. (d)	241,524	5,024
		52,258
Household Products - 0.2%
Church & Dwight Co., Inc.	160,441	17,669
Colgate-Palmolive Co.	166,549	16,094
Procter & Gamble Co.	561,377	100,632
The Clorox Co.	55,543	9,285
		143,680
Personal Care Products - 0.1%
BellRing Brands, Inc. (a)	50,300	3,947
elf Beauty, Inc. (a)(d)	121,897	15,788
Kenvue, Inc.	296,746	7,146
Oddity Tech Ltd. (a)(d)	1,006,280	46,752
The Beauty Health Co. (a)(b)(g)	2,884,717	4,269
The Beauty Health Co. Class A, (a)(d)(g)	3,847,862	5,695
		83,597
Tobacco - 0.6%
JUUL Labs, Inc. Class A (a)(b)(c)	7,791,472	7,869
Philip Morris International, Inc.	3,088,651	410,976
		418,845
TOTAL CONSUMER STAPLES		1,728,643
ENERGY - 0.3%
Energy Equipment & Services - 0.0%
Baker Hughes Co. Class A	305,090	13,409
Halliburton Co.	514,200	16,382
		29,791
Oil, Gas & Consumable Fuels - 0.3%
Cameco Corp.	303,442	18,040
EOG Resources, Inc.	32,916	4,386
EQT Corp.	421,585	19,157
Range Resources Corp.	1,987,729	71,041
Reliance Industries Ltd.	3,488,276	53,468
Valero Energy Corp.	170,672	23,737
		189,829
TOTAL ENERGY		219,620
FINANCIALS - 4.3%
Banks - 0.6%
Bank of America Corp.	3,028,894	143,903
HDFC Bank Ltd. sponsored ADR	1,114,669	74,415
JPMorgan Chase & Co.	423,777	105,826
Wells Fargo & Co.	1,168,313	88,990
		413,134
Capital Markets - 0.9%
3i Group PLC	784,371	37,019
BlackRock, Inc.	113,583	116,173
Coinbase Global, Inc. Class A (a)	439,931	130,308
Goldman Sachs Group, Inc.	260,741	158,679
Robinhood Markets, Inc. (a)	5,479,121	205,686
		647,865
Consumer Finance - 0.1%
American Express Co.	270,388	82,382
Financial Services - 2.6%
Ant International Co. Ltd. Class C (b)(c)	1,755,314	3,195
Apollo Global Management, Inc.	340,834	59,656
Block, Inc. Class A (a)	869,868	77,027
Circle Internet Financial Ltd. Class E (c)	604,608	17,014
Jio Financial Services Ltd. (a)	2,337,738	9,105
MasterCard, Inc. Class A	1,146,838	611,196
PayPal Holdings, Inc. (a)	910,122	78,971
Saluda Medical, Inc. warrants 1/20/27 (a)(b)(c)	87,212	126
Toast, Inc. (a)	2,341,757	101,960
Visa, Inc. Class A	2,541,009	800,621
		1,758,871
Insurance - 0.1%
Progressive Corp.	155,955	41,933
TOTAL FINANCIALS		2,944,185
HEALTH CARE - 11.2%
Biotechnology - 6.5%
4D Pharma PLC (a)(c)(d)	2,425,264	0
AbbVie, Inc.	367,330	67,196
Absci Corp. (a)(d)	4,109,317	12,533
Akouos, Inc. (CVR) (a)(c)(d)	1,254,446	226
Alector, Inc. (a)	3,658,664	9,476
Allogene Therapeutics, Inc. (a)	2,399,341	5,950
Alnylam Pharmaceuticals, Inc. (a)	1,371,154	346,998
Amgen, Inc.	381,093	107,800
Annexon, Inc. (a)	2,914,014	15,707
Apellis Pharmaceuticals, Inc. (a)	338,621	11,489
Apogee Therapeutics, Inc. (a)	1,426,389	64,401
Arcellx, Inc. (a)	557,498	49,099
Argenx SE ADR (a)	643,717	396,884
Arrowhead Pharmaceuticals, Inc. (a)	975,414	25,390
Ascendis Pharma A/S sponsored ADR (a)	55,512	7,554
aTyr Pharma, Inc. (a)	2,880,933	10,170
Avidity Biosciences, Inc. (a)	3,531,837	151,975
Beam Therapeutics, Inc. (a)(d)	661,267	18,099
BeiGene Ltd. ADR (a)	467,040	100,414
Biohaven Ltd. (a)	132,197	6,082
Biomea Fusion, Inc. (a)(d)	1,621,878	11,742
BioNTech SE ADR (a)	122,032	14,447
Boundless Bio, Inc. (a)	809,417	2,210
CAMP4 Therapeutics Corp.	170,783	818
Cargo Therapeutics, Inc. (a)	417,383	7,588
Caris Life Sciences, Inc. (a)(b)(c)	926,826	2,947
Cartesian Therapeutics, Inc. (a)	341,042	6,422
Century Therapeutics, Inc. (a)(d)	744,352	1,280
Cibus, Inc. (a)(d)	1,215,706	5,908
Codiak Biosciences, Inc. warrants 9/15/27 (a)(c)	380,700	0
Crinetics Pharmaceuticals, Inc. (a)	529,545	30,290
CRISPR Therapeutics AG (a)(d)	698,129	35,723
Cyclerion Therapeutics, Inc. (a)(b)	27,184	60
Day One Biopharmaceuticals, Inc. (a)(d)	778,707	10,847
Denali Therapeutics, Inc. (a)	1,298,505	32,463
Deverra Therapeutics, Inc. (a)(c)	59,780	0
Dianthus Therapeutics, Inc. (a)(d)	944,878	22,668
Disc Medicine, Inc. rights (a)(c)	128,509	0
Dyne Therapeutics, Inc. (a)	1,327,880	40,646
Entrada Therapeutics, Inc. (a)	356,930	7,099
Exact Sciences Corp. (a)	209,690	13,018
Foghorn Therapeutics, Inc. (a)	1,897,924	15,164
Generation Bio Co. (a)	1,813,787	2,757
Geron Corp. (a)(d)	3,502,217	14,429
Ideaya Biosciences, Inc. (a)	4,157,984	113,762
Idorsia Ltd. (a)(d)	1,483,014	1,449
Immunocore Holdings PLC ADR (a)	914,371	29,937
Immunome, Inc. (a)(d)	1,254,829	17,003
Immunovant, Inc. (a)	3,488,078	98,364
Intarcia Therapeutics, Inc. warrants 12/6/24 (a)(c)	156,370	0
Invivyd, Inc. (a)	1,945,289	1,359
Ionis Pharmaceuticals, Inc. (a)	7,455,773	266,395
Janux Therapeutics, Inc. (a)	1,310,446	59,245
Korro Bio, Inc. (a)(b)	58,740	3,058
Korro Bio, Inc. (a)	137,330	7,149
Krystal Biotech, Inc. (a)	700,765	138,345
Kymera Therapeutics, Inc. (a)	1,646,220	77,125
Legend Biotech Corp. ADR (a)	833,188	35,052
Lexicon Pharmaceuticals, Inc. (a)(d)	17,243,415	13,859
Moderna, Inc. (a)	4,454,223	191,799
Monte Rosa Therapeutics, Inc. (a)(d)	981,034	10,164
Moonlake Immunotherapeutics Class A (a)	484,152	26,352
Nurix Therapeutics, Inc. (a)	647,884	14,325
Nuvalent, Inc. Class A (a)	1,859,512	179,778
Omega Therapeutics, Inc. (a)(d)	2,007,505	1,773
ORIC Pharmaceuticals, Inc. (a)(d)	742,127	7,347
Oruka Therapeutics, Inc. (b)	297,445	6,463
Poseida Therapeutics, Inc. (a)	3,475,536	32,357
Prothena Corp. PLC (a)	2,350,820	38,107
RAPT Therapeutics, Inc. (a)	1,512,442	1,906
Recursion Pharmaceuticals, Inc. Class A (a)(d)	1,422,933	10,060
Regeneron Pharmaceuticals, Inc. (a)	213,583	160,234
Revolution Medicines, Inc. (a)	1,027,809	59,459
Roivant Sciences Ltd. (a)	16,045,073	203,933
Sage Therapeutics, Inc. (a)	1,456,494	7,967
Sana Biotechnology, Inc. (a)(d)	9,296,372	25,844
Sarepta Therapeutics, Inc. (a)	121,609	16,215
Scholar Rock Holding Corp. (a)	3,445,033	137,457
Scholar Rock Holding Corp. warrants 12/31/25 (a)(b)	167,100	5,493
Seres Therapeutics, Inc. (a)(d)	6,946,025	6,807
Sigilon Therapeutics, Inc. rights (a)(c)	28,234	238
SpringWorks Therapeutics, Inc. (a)	3,605,697	149,564
Spyre Therapeutics, Inc. (a)	1,385,217	39,382
Summit Therapeutics, Inc. (a)(d)	716,394	13,225
Summit Therapeutics, Inc. (b)	376,818	6,956
Taysha Gene Therapies, Inc. (a)	4,313,245	13,975
Tectonic Therapeutic, Inc. (a)	33,823	1,684
Tectonic Therapeutic, Inc. (b)	230,656	11,482
UNITY Biotechnology, Inc. warrants 8/22/27 (a)	1,883,637	1
Upstream Bio, Inc.	341,566	7,470
Vaxcyte, Inc. (a)	1,024,862	96,685
Vera Therapeutics, Inc. (a)	901,886	44,869
Vertex Pharmaceuticals, Inc. (a)	274,136	128,331
Verve Therapeutics, Inc. (a)(d)	400,003	2,244
Viking Therapeutics, Inc. (a)(d)	3,857,755	204,230
Vor Biopharma, Inc. (a)	1,434,044	1,193
Zai Lab Ltd. ADR (a)	92,199	2,660
Zealand Pharma A/S (a)	962,391	99,549
Zenas BioPharma, Inc.	267,064	3,074
		4,518,723
Health Care Equipment & Supplies - 1.1%
Abbott Laboratories	112,958	13,416
Blink Health LLC Series A1 (a)(b)(c)	250,304	8,928
Boston Scientific Corp. (a)	109,273	9,907
Ceribell, Inc.	256,175	7,375
DexCom, Inc. (a)	411,457	32,090
GE Healthcare Technologies, Inc.	200,549	16,690
Inspire Medical Systems, Inc. (a)	28,903	5,571
Intuitive Surgical, Inc. (a)	774,532	419,796
Medical Microinstruments, Inc. warrants 2/16/31 (a)(b)(c)	11,774	144
Novocure Ltd. (a)	5,285,514	105,922
PROCEPT BioRobotics Corp. (a)	1,334,560	127,571
		747,410
Health Care Providers & Services - 0.2%
Alignment Healthcare, Inc. (a)	1,491,590	18,809
McKesson Corp.	68,305	42,930
RadNet, Inc. (a)	237,842	19,446
UnitedHealth Group, Inc.	120,774	73,696
		154,881
Health Care Technology - 0.0%
DNA Script (a)(b)(c)	463	22
DNA Script (a)(b)(c)	1,769	85
PrognomiQ, Inc. (a)(c)	183,418	46
		153
Life Sciences Tools & Services - 0.2%
10X Genomics, Inc.:
Class A (a)	180,783	2,874
Class B (a)(f)	1,920,040	30,529
Danaher Corp.	183,979	44,098
Thermo Fisher Scientific, Inc.	71,148	37,682
		115,183
Pharmaceuticals - 3.2%
Adimab LLC (b)(c)(e)	3,162,765	60,093
Adimab LLC (a)(b)(c)(e)	3,162,765	16,605
Agomab Therapeutics SA:
warrants 10/10/33 (a)(b)(c)	10	0
warrants 11/4/34 (a)(b)(c)	10	0
Alto Neuroscience, Inc.	440,893	1,944
Arvinas Holding Co. LLC (a)(d)	169,929	4,541
Atea Pharmaceuticals, Inc. (a)	959,424	3,281
Bristol-Myers Squibb Co.	326,899	19,359
Dragonfly Therapeutics, Inc. (b)(c)	481,725	16,075
Eli Lilly & Co.	1,811,962	1,441,144
GH Research PLC (a)(d)	779,494	6,961
Harmony Biosciences Holdings, Inc. (a)	1,738,610	60,278
Intra-Cellular Therapies, Inc. (a)	2,745,615	235,162
Merck & Co., Inc.	245,083	24,910
Neumora Therapeutics, Inc. (a)	532,925	5,297
Novo Nordisk A/S Series B sponsored ADR	21,176	2,262
Nuvation Bio, Inc. Class A (a)	12,525,681	36,324
OptiNose, Inc. (a)	5,570,729	2,786
OptiNose, Inc. warrants 11/23/2027 (a)	694,735	9
Pfizer, Inc.	82,033	2,150
Pharvaris BV (a)	1,013,107	22,187
Pliant Therapeutics, Inc. (a)(d)	1,320,871	18,228
Rapport Therapeutics, Inc. (a)	1,021,551	23,332
Rapport Therapeutics, Inc. (n)	516,185	11,790
Sienna Biopharmaceuticals, Inc. (a)(c)	1,368,593	0
Skyhawk Therapeutics, Inc. (a)(b)(c)	603,195	7,715
Structure Therapeutics, Inc. ADR (a)	941,379	31,207
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	523,885	8,791
UCB SA	809,865	158,627
		2,221,058
TOTAL HEALTH CARE		7,757,408
INDUSTRIALS - 3.5%
Aerospace & Defense - 0.7%
AeroVironment, Inc. (a)(d)	55,464	10,788
GE Aerospace	233,166	42,474
Lockheed Martin Corp.	153,765	81,405
Space Exploration Technologies Corp. (a)(b)(c)	2,764,466	323,221
StandardAero, Inc.	325,605	9,332
The Boeing Co. (a)	293,566	45,632
		512,852
Air Freight & Logistics - 0.0%
Delhivery Private Ltd. (a)	2,269,100	9,031
United Parcel Service, Inc. Class B	91,946	12,479
		21,510
Building Products - 0.2%
Builders FirstSource, Inc. (a)	475,845	88,731
The AZEK Co., Inc. Class A, (a)	344,641	18,307
		107,038
Commercial Services & Supplies - 0.0%
Veralto Corp.	24,971	2,702
Construction & Engineering - 0.2%
Fluor Corp. (a)	1,349,281	75,735
Quanta Services, Inc.	182,188	62,767
Willscot Holdings Corp. (a)	27,555	1,054
		139,556
Electrical Equipment - 0.7%
Eaton Corp. PLC	642,033	241,032
Emerson Electric Co.	587,516	77,905
GE Vernova LLC	255,965	85,523
Generac Holdings, Inc. (a)	330,176	62,139
Nextracker, Inc. Class A (a)	166,524	6,355
Vertiv Holdings Co.	289,522	36,943
		509,897
Ground Transportation - 0.9%
Avis Budget Group, Inc. (d)	997,397	108,786
Lyft, Inc. (a)	297,139	5,158
Uber Technologies, Inc. (a)	4,837,625	348,115
Union Pacific Corp.	498,105	121,866
		583,925
Industrial Conglomerates - 0.1%
3M Co.	133,523	17,829
Honeywell International, Inc.	90,673	21,120
		38,949
Machinery - 0.3%
Caterpillar, Inc.	225,683	91,652
Deere & Co.	1,103	514
Illinois Tool Works, Inc.	136,151	37,785
Ingersoll Rand, Inc.	181,762	18,934
Mitsubishi Heavy Industries Ltd.	4,810,456	70,824
		219,709
Passenger Airlines - 0.4%
Delta Air Lines, Inc.	1,105,093	70,527
Ryanair Holdings PLC sponsored ADR	56,023	2,467
Southwest Airlines Co. (d)	2,381,407	77,062
United Airlines Holdings, Inc. (a)	1,035,618	100,279
Wheels Up Experience, Inc.:
Stage 1 rights (a)(c)	80,889	0
Stage 2 rights (a)(c)	80,889	0
Stage 3 rights (a)(c)	80,890	0
Wizz Air Holdings PLC (a)(f)	203,781	3,337
		253,672
Professional Services - 0.0%
Paylocity Holding Corp. (a)	74,779	15,520
TOTAL INDUSTRIALS		2,405,330
INFORMATION TECHNOLOGY - 47.7%
Communications Equipment - 0.9%
Arista Networks, Inc. (a)	627,009	254,453
Ciena Corp. (a)	4,364,951	304,324
Nokia Corp. sponsored ADR (d)	14,610,107	61,362
		620,139
Electronic Equipment, Instruments & Components - 0.3%
Celestica, Inc. (a)	409,010	34,864
Coherent Corp. (a)	1,230,303	123,227
TE Connectivity PLC	11,896	1,798
Zebra Technologies Corp. Class A (a)	149,707	60,931
		220,820
IT Services - 1.1%
Accenture PLC Class A	105,850	38,357
Akamai Technologies, Inc. (a)	352,411	33,134
Cloudflare, Inc. Class A (a)	2,785,497	278,076
IBM Corp.	350,011	79,596
Kyndryl Holdings, Inc. (a)	865,740	30,050
MongoDB, Inc. Class A (a)	72,910	23,513
Okta, Inc. Class A (a)	488,213	37,866
Shopify, Inc. Class A (a)	2,044,682	236,474
Snowflake, Inc. Class A (a)	165,089	28,858
X Holdings Corp. Class A (a)(b)(c)	90,280	2,662
		788,586
Semiconductors & Semiconductor Equipment - 20.3%
Advanced Micro Devices, Inc. (a)	1,154,433	158,359
Allegro MicroSystems LLC (a)	550,582	11,964
Applied Materials, Inc.	1,229,697	214,840
Arm Holdings Ltd. ADR (a)(d)	269,480	36,188
ASML Holding NV (depository receipt)	11,313	7,768
Astera Labs, Inc. (a)	3,111,869	321,300
Broadcom, Inc.	2,653,113	430,017
Cirrus Logic, Inc. (a)	604,630	63,154
Enphase Energy, Inc. (a)	91,724	6,545
First Solar, Inc. (a)	77,271	15,398
GlobalFoundries, Inc. (a)	504,423	21,816
Impinj, Inc. (a)	613,981	118,013
KLA Corp.	170,374	110,237
Lam Research Corp.	569,679	42,088
Lattice Semiconductor Corp. (a)	206,726	11,732
Marvell Technology, Inc.	3,966,809	367,684
Micron Technology, Inc.	119,692	11,724
Monolithic Power Systems, Inc.	63,443	36,013
NVIDIA Corp.	81,305,600	11,240,494
ON Semiconductor Corp. (a)	1,465,017	104,192
Qualcomm, Inc.	476,589	75,554
Semtech Corp. (a)	347,170	22,233
Silicon Laboratories, Inc. (a)	1,570,587	173,785
SiTime Corp. (a)	688,569	146,238
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	824,245	152,205
Teradyne, Inc.	430,915	47,401
Texas Instruments, Inc.	383,989	77,193
Wolfspeed, Inc. (a)(d)	359,164	3,441
Xsight Labs Ltd. warrants 1/11/34 (a)(b)(c)	60,209	197
		14,027,773
Software - 14.4%
Adobe, Inc. (a)	798,484	411,962
AppFolio, Inc. Class A, (a)	6,500	1,649
AppLovin Corp. Class A, (a)	588,534	198,189
ASAPP, Inc. warrants 8/28/28 (a)(b)(c)	1,007,060	1,420
Atlassian Corp. PLC Class A, (a)	23,087	6,085
Autodesk, Inc. (a)	374,217	109,234
Bill Holdings, Inc. (a)	89,053	8,034
Canva, Inc. Class A (b)(c)	4,574	5,586
Clear Secure, Inc.	585,461	15,152
Confluent, Inc. Class A (a)	2,618,383	80,751
CoreWeave, Inc. Class A (b)(c)	109,327	102,751
Crowdstrike Holdings, Inc. Class A (a)	449,737	155,596
Datadog, Inc. Class A (a)	344,539	52,628
DocuSign, Inc. (a)	220,337	17,559
Elastic NV (a)	214,524	23,482
Figma, Inc. Class A (b)(c)	338,578	8,857
Freshworks, Inc. Class A (a)	358,562	5,733
HubSpot, Inc. (a)	193,989	139,876
Intuit, Inc.	280,486	179,996
Microsoft Corp.	11,373,651	4,816,286
Monday.com Ltd. (a)	148,577	42,398
Nutanix, Inc. Class A (a)	13,176,191	860,142
Onestream, Inc.	83,618	2,499
Oracle Corp.	4,097,436	757,370
Palantir Technologies, Inc. Class A (a)	1,719,810	115,365
Palo Alto Networks, Inc. (a)	54,209	21,023
Pine Labs Private Ltd. (a)(b)(c)	4,120	1,532
PTC, Inc. (a)	22,132	4,428
Rubrik, Inc. Class A (a)	167,700	8,523
Salesforce, Inc.	3,036,003	1,001,851
Samsara, Inc. Class A (a)	422,075	22,577
SentinelOne, Inc. Class A (a)	235,306	6,577
ServiceNow, Inc. (a)	501,095	525,869
Stripe, Inc. Class B (a)(b)(c)	205,500	5,653
Synopsys, Inc. (a)	31,370	17,520
Workday, Inc. Class A (a)	162,366	40,590
Zoom Communications, Inc. Class A (a)	1,723,830	142,544
Zscaler, Inc. (a)	395,051	81,614
		9,998,901
Technology Hardware, Storage & Peripherals - 10.7%
Apple, Inc.	27,284,182	6,475,355
Pure Storage, Inc. Class A (a)	16,237,401	860,420
Samsung Electronics Co. Ltd.	360,225	14,168
Seagate Technology Holdings PLC	239,614	24,280
Super Micro Computer, Inc. (a)	268,028	8,748
		7,382,971
TOTAL INFORMATION TECHNOLOGY		33,039,190
MATERIALS - 0.4%
Chemicals - 0.0%
Corteva, Inc.	507,646	31,596
Farmers Business Network, Inc. (a)(c)	158,470	399
Farmers Business Network, Inc. warrants 9/27/33 (a)(b)(c)	739,310	1,856
		33,851
Containers & Packaging - 0.1%
Ball Corp.	264,626	16,449
Smurfit Westrock PLC	820,000	45,116
		61,565
Metals & Mining - 0.3%
Barrick Gold Corp. (Canada)	1,865,602	32,674
Freeport-McMoRan, Inc.	4,122,248	182,203
		214,877
TOTAL MATERIALS		310,293
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	214,604	44,852
Equinix, Inc.	14,577	14,307
		59,159
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	309,613	43,343
TOTAL REAL ESTATE		102,502
TOTAL COMMON STOCKS (Cost $22,539,019)		67,752,851

Preferred Stocks - 2.0%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 2.0%
COMMUNICATION SERVICES - 0.2%
Interactive Media & Services - 0.2%
ByteDance Ltd. Series E1 (a)(b)(c)	403,450	96,856
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1D (a)(b)(c)	17,893,728	929
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	154,174	32
Series C(a)(b)(c)	606,658	346
Series D(a)(b)(c)	1,071,300	1,018
Waymo LLC:
Series A2(a)(b)(c)	44,767	2,856
Series C2(b)(c)	33,554	2,609
		7,790
Broadline Retail - 0.1%
Meesho:
Series D2(b)(c)	164,478	9,104
Series E(b)(c)	27,397	1,516
Series E1(b)(c)	22,612	1,252
Series F(a)(b)(c)	334,784	18,852
		30,724
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	7,000	1,667
Textiles, Apparel & Luxury Goods - 0.0%
Freenome, Inc.:
Series C(a)(b)(c)	900,884	5,252
Series D(a)(b)(c)	502,404	3,120
Laronde, Inc. Series B (a)(b)(c)	344,496	9,181
		17,553
TOTAL CONSUMER DISCRETIONARY		57,734

CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	125,688	4,720
Series H(a)(b)(c)	104,311	5,012
		9,732
Food Products - 0.0%
AgBiome LLC:
Series C(a)(b)(c)	1,060,308	0
Series D(a)(b)(c)	852,431	85
		85
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(b)(c)	22,033	22
TOTAL CONSUMER STAPLES		9,839

FINANCIALS - 0.1%
Financial Services - 0.1%
Akeana Series C (b)(c)	372,100	4,711
Kartos Therapeutics, Inc. Series C (a)(b)(c)	1,226,990	7,914
Paragon Biosciences Emalex Capital, Inc.:
Series B(a)(b)(c)	416,094	5,126
Series C(a)(b)(c)	559,977	6,977
Series D1(a)(b)(c)	754,242	9,428
Series D2(a)(b)(c)	138,091	1,645
Saluda Medical, Inc.:
Series D(a)(b)(c)	581,414	5,035
Series E(a)(b)(c)	799,565	5,381
Tenstorrent Holdings, Inc.:
Series C1(b)(c)(h)	178,216	13,220
Series D1(b)(c)	100,300	7,909
Series D2(b)(c)	47,252	3,588
		70,934
HEALTH CARE - 0.5%
Biotechnology - 0.4%
Altos Labs, Inc.:
Series B(a)(b)(c)	485,428	12,145
Series C(b)(c)	108,056	2,704
Ankyra Therapeutics Series B (a)(b)(c)	1,356,730	6,295
Asimov, Inc. Series B (a)(b)(c)	82,174	2,312
Bright Peak Therapeutics, Inc.:
Series B(a)(b)(c)	1,272,915	2,062
Series C(b)(c)	2,299,209	2,621
Cardurion Pharmaceuticals, Inc. Series B (b)(c)	1,181,602	5,790
Caris Life Sciences, Inc. Series D (a)(b)(c)(h)	1,235,035	3,927
Castle Creek Biosciences, Inc.:
Series B(a)(b)(c)	16,803	3,522
Series C(a)(b)(c)	13,100	3,235
Series D1(a)(b)(c)	19,720	4,374
Series D2(a)(b)(c)	6,341	1,257
Cellanome, Inc. Series B (b)(c)	1,040,007	7,810
City Therapeutics, Inc. Series A (b)(c)	800,961	8,771
Cleerly, Inc. Series C (a)(b)(c)	983,054	10,607
Deep Genomics, Inc. Series C (a)(b)(c)	682,293	7,492
Element Biosciences, Inc.:
Series B(a)(b)(c)	1,096,312	7,510
Series C(a)(b)(c)	480,109	4,652
Series D(b)(c)	224,866	1,583
Series D1(b)(c)	224,866	1,583
ElevateBio LLC Series C (a)(b)(c)	1,534,100	4,449
Generate Biomedicines:
Series B(a)(b)(c)	820,747	9,726
Series C(a)(b)(c)	265,648	3,148
Genesis Therapeutics, Inc. Series B (a)(b)(c)	1,654,854	9,267
Inscripta, Inc.:
Series D(a)(b)(c)	1,690,173	4,006
Series E(a)(b)(c)	1,086,476	3,259
Intarcia Therapeutics, Inc. (a)(b)(c)	1,051,411	0
Intarcia Therapeutics, Inc. Series DD (a)(b)(c)	1,543,687	0
LifeMine Therapeutics, Inc. Series C (a)(b)(c)	7,794,524	5,768
National Resilience, Inc.:
Series B(a)(b)(c)	1,277,345	35,319
Series C(a)(b)(c)	379,000	10,479
Odyssey Therapeutics, Inc.:
Series B(a)(b)(c)	1,298,749	8,754
Series C(a)(b)(c)	990,319	5,982
Parabilis Medicines, Inc.:
Series D(a)(b)(c)	883,504	5,363
Series E(b)(c)	491,048	3,113
Quell Therapeutics Ltd. Series B (a)(b)(c)	3,870,630	7,819
SalioGen Therapeutics, Inc. Series B (a)(b)(c)	51,683	182
Sonoma Biotherapeutics, Inc.:
Series B(a)(b)(c)	2,497,760	7,194
Series B1(a)(b)(c)	1,332,116	4,316
T-Knife Therapeutics, Inc. Series B (a)(b)(c)	995,165	1,353
Treeline Biosciences:
Series A(a)(b)(c)	1,347,260	9,983
Series A1(a)(b)(c)	464,216	3,537
Triveni Bio, Inc. Series B (b)(c)	4,766,021	4,957
		248,226
Health Care Equipment & Supplies - 0.1%
Blink Health LLC:
Series C(a)(b)(c)	927,374	33,079
Series D(b)(c)	241,612	8,618
Insightec Ltd. Series G (b)(c)	6,623,267	5,630
Kardium, Inc. Series D6 (a)(b)(c)(h)	5,899,008	4,011
Medical Microinstruments, Inc. Series C (b)(c)	212,985	7,035
		58,373
Health Care Providers & Services - 0.0%
Conformal Medical, Inc.:
Series C(a)(b)(c)	1,067,180	4,055
Series D(a)(b)(c)	82,803	368
Scorpion Therapeutics, Inc.:
Series B(a)(b)(c)	1,325,354	3,207
Series C1(b)(c)	1,204,826	2,916
		10,546
Health Care Technology - 0.0%
Aledade, Inc.:
Series B1(a)(b)(c)	101,470	3,842
Series E1(a)(b)(c)	66,006	2,499
Candid Therapeutics Series B (b)(c)	3,627,103	3,990
DNA Script:
Series B(a)(b)(c)	22	1
Series C(a)(b)(c)(h)	10,882	2,805
Omada Health, Inc. Series E (a)(b)(c)	2,558,060	11,025
Wugen, Inc. Series B (a)(b)(c)	493,529	2,068
		26,230
Pharmaceuticals - 0.0%
Agomab Therapeutics SA:
Series C(a)(b)(c)	36,687	9,027
Series D(b)(c)	7,587	1,921
Galvanize Therapeutics Series B (a)(b)(c)	4,342,265	3,257
Metsera, Inc. Series B (b)(c)	1,088,195	5,485
Mirador Therapeutics, Inc. Series A (b)(c)	2,678,245	8,035
		27,725
TOTAL HEALTH CARE		371,100

INDUSTRIALS - 0.4%
Aerospace & Defense - 0.4%
Anduril Industries, Inc. Series F (b)(c)	287,246	7,129
Space Exploration Technologies Corp. Series G (a)(b)(c)	216,276	252,870
		259,999
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series G (b)(c)	180,063	7,554
Construction & Engineering - 0.0%
Beta Technologies, Inc.:
Series A(a)(b)(c)	54,111	6,194
Series B, 6.00%(a)(b)(c)	71,156	9,447
Series C, 6.00%(b)(c)	51,113	5,851
		21,492
TOTAL INDUSTRIALS		289,045

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment, Instruments & Components - 0.1%
Enevate Corp. Series E (a)(b)(c)	4,067,736	2,237
Menlo Micro, Inc. Series C (a)(b)(c)	4,423,488	2,831
VAST Data Ltd.:
Series A(b)(c)	318,221	6,473
Series A1(b)(c)	783,248	15,931
Series A2(b)(c)	900,985	18,326
Series B(b)(c)	716,925	14,582
Series C(b)(c)	20,899	425
Series E(b)(c)	685,070	13,934
		74,739
Semiconductors & Semiconductor Equipment - 0.0%
Alif Semiconductor Series C (a)(b)(c)	190,608	3,420
Retym, Inc. Series C (a)(b)(c)(h)	666,292	5,737
Sima Technologies, Inc.:
Series B(a)(b)(c)	1,596,216	10,008
Series B1(a)(b)(c)	106,922	783
Xsight Labs Ltd.:
Series D(a)(b)(c)	787,863	5,365
Series D1(b)(c)	200,698	1,925
		27,238
Software - 0.4%
Anthropic PBC Series D (b)(c)	235,150	8,804
ASAPP, Inc. Series D (a)(b)(c)	1,755,238	3,072
Bolt Technology OU Series E (a)(b)(c)	72,621	13,618
Canva, Inc.:
Series A(a)(b)(c)	3,369	4,114
Series A2(a)(b)(c)	611	746
CoreWeave, Inc. Series C (b)(c)	9,117	9,748
Databricks, Inc.:
Series G(a)(b)(c)	250,296	22,381
Series H(a)(b)(c)	273,171	24,427
Dataminr, Inc. Series D 8% (a)(b)(c)	1,773,901	23,841
Evozyne, Inc.:
Series A(a)(b)(c)	444,700	7,391
Series B(a)(b)(c)	247,942	4,200
Lyte AI, Inc. Series B (b)(c)	673,357	8,491
Pine Labs Private Ltd.:
Series 1(a)(b)(c)	9,846	3,661
Series A(a)(b)(c)	2,460	915
Series B(a)(b)(c)	2,677	995
Series B2(a)(b)(c)	2,165	805
Series C(a)(b)(c)	4,028	1,498
Series C1(a)(b)(c)	848	315
Series D(a)(b)(c)	907	337
Skyryse, Inc. Series B (a)(b)(c)	568,445	12,818
Stripe, Inc. Series H (a)(b)(c)	88,200	2,426
xAI Corp.:
Series B(b)(c)	2,143,337	46,403
Series C(b)(c)	2,242,800	48,557
		249,563
Technology Hardware, Storage & Peripherals - 0.1%
Lightmatter, Inc.:
Series C(a)(b)(c)	407,933	26,406
Series C2(b)(c)	64,075	4,224
Series D(b)(c)	426,443	34,090
		64,720
TOTAL INFORMATION TECHNOLOGY		416,260

MATERIALS - 0.1%
Chemicals - 0.0%
Farmers Business Network, Inc. Series G (a)(b)(c)	28,363	71
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (a)(b)(c)	1,704,625	47,048
TOTAL MATERIALS		47,119

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials:
Series C(a)(b)(c)	80,057	2,629
Series D(a)(b)(c)	18,751	616
		3,245
TOTAL CONVERTIBLE PREFERRED STOCKS		1,362,132
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences, Inc. Series A4 (a)(b)(c)	46,864	10,207
Pharmaceuticals - 0.0%
Faraday Pharmaceuticals, Inc. Series B (a)(b)(c)	641,437	750
TOTAL HEALTH CARE		10,957

TOTAL PREFERRED STOCKS (Cost $1,243,766)		1,373,089

Convertible Bonds - 0.0%
	Principal Amount (i) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (b)(c)	3,596	8,201
4% 6/12/27 (b)(c)	743	1,694
7.5% 10/29/26 (b)(c)(j)	8,635	10,149
		20,044
HEALTH CARE - 0.0%
Health Care Technology - 0.0%
Wugen, Inc. 10% 6/14/25 (b)(c)	2,085	2,195
Pharmaceuticals - 0.0%
Galvanize Therapeutics 6% 2/28/27 (b)(c)	2,719	2,974
TOTAL HEALTH CARE		5,169
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 10% 5/12/25 (b)(c)	63	63
Software - 0.0%
Evozyne, Inc. 6% 9/13/28 pay-in-kind (b)(c)	4,095	4,521
TOTAL INFORMATION TECHNOLOGY		4,584
MATERIALS - 0.0%
Chemicals - 0.0%
Farmers Business Network, Inc. 15% 9/28/25 (b)(c)	739	1,137
TOTAL CONVERTIBLE BONDS (Cost $22,675)		30,934

Preferred Securities - 0.0%
	Principal Amount (i) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (b)(c)	986	1,287
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% (b)(c)(k)	13,682	0
Health Care Equipment & Supplies - 0.0%
Kardium, Inc.:
0% (b)(c)(h)	8,368	5,598
10% 12/31/26 (b)(c)	6,922	6,835
		12,433
TOTAL HEALTH CARE		12,433
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Enevate Corp. 6% (b)(c)(h)	212	186
Semiconductors & Semiconductor Equipment - 0.0%
Sima Technologies, Inc. 10% 12/31/27 (b)(c)	1,623	1,665
Xsight Labs Ltd. 0% (b)(c)	1,034	1,034
		2,699
Software - 0.0%
Skyryse, Inc. 0% 2/5/27 (b)(c)	1,094	1,139
TOTAL INFORMATION TECHNOLOGY		4,024
TOTAL PREFERRED SECURITIES (Cost $33,921)		17,744

Money Market Funds - 0.6%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.64% (l)	103,993,144	104,014
Fidelity Securities Lending Cash Central Fund 4.64% (l)(m)	333,384,994	333,418
TOTAL MONEY MARKET FUNDS (Cost $437,428)		437,432

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $24,276,809)	69,612,050
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(311,107)
NET ASSETS - 100.0%	69,300,943

Any values shown as $0 in the Consolidated Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,171,801,000 or 3.1% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $34,027,000 or 0.0% of net assets.

(g)	Affiliated company
(h)	Security is perpetual in nature with no stated maturity date.
(i)	Amount is stated in United States dollars unless otherwise noted.
(j)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(k)	Non-income producing - Security is in default.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(m)	Investment made with cash collateral received from securities on loan.
(n)
Equity security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. As of period end, the total fair value of unadjusted equity securities subject to contractual sale restrictions is $11,790 and all restrictions are set to expire on or before December 31, 2024.  Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Adimab LLC	9/17/14 - 6/05/15	35,731

Adimab LLC	9/17/14 - 6/05/15	12,138

AgBiome LLC Series C	6/29/18	6,716

AgBiome LLC Series D	9/03/21	5,053

Agomab Therapeutics SA warrants 10/10/33	10/03/23	0

Agomab Therapeutics SA warrants 11/4/34	10/22/24	0

Agomab Therapeutics SA Series C	10/03/23	8,010

Agomab Therapeutics SA Series D	10/22/24	1,964

Akeana Series C	1/23/24	4,748

Aledade, Inc. Series B1	5/07/21	3,885

Aledade, Inc. Series E1	5/20/22	3,288

Alif Semiconductor Series C	3/08/22	3,869

Altos Labs, Inc. Series B	7/22/22	9,295

Altos Labs, Inc. Series C	3/15/24	2,704

Anduril Industries, Inc. Series F	8/07/24	6,244

Ankyra Therapeutics Series B	8/26/21	7,641

Ant International Co. Ltd. Class C	5/16/18	6,690

Anthropic PBC Series D	5/31/24	7,056

ASAPP, Inc. warrants 8/28/28	8/29/23	0

ASAPP, Inc. Series D	8/29/23	6,778

Asimov, Inc. Series B	10/29/21	7,616

Beta Technologies, Inc. Series A	4/09/21	3,965

Beta Technologies, Inc. Series B, 6.00%	4/04/22	7,341

Beta Technologies, Inc. Series C, 6.00%	10/24/24	5,851

Blink Health LLC Series A1	12/30/20 - 6/17/24	7,281

Blink Health LLC Series C	11/07/19 - 7/14/21	35,403

Blink Health LLC Series D	6/17/24 - 6/25/24	10,147

Bolt Technology OU Series E	1/03/22	18,867

Bowery Farming, Inc. warrants	10/25/23	0

Bright Peak Therapeutics, Inc. Series B	5/14/21	4,972

Bright Peak Therapeutics, Inc. Series C	5/07/24	2,606

ByteDance Ltd. Series E1	11/18/20	44,208

Candid Therapeutics Series B	8/27/24	4,353

Canva, Inc. Class A	3/18/24	4,879

Canva, Inc. Series A	9/22/23	3,594

Canva, Inc. Series A2	9/22/23	652

Cardurion Pharmaceuticals, Inc. Series B	7/10/24	5,787

Caris Life Sciences, Inc.	10/06/22	5,190

Caris Life Sciences, Inc. Series D	5/11/21	10,004

Castle Creek Biosciences, Inc. Series A4	9/29/16	15,506

Castle Creek Biosciences, Inc. Series B	10/09/18	6,920

Castle Creek Biosciences, Inc. Series C	12/09/19	5,395

Castle Creek Biosciences, Inc. Series D1	4/19/22	4,240

Castle Creek Biosciences, Inc. Series D2	6/28/21	1,087

Cellanome, Inc. Series B	1/08/24	7,790

City Therapeutics, Inc. Series A	4/17/24	8,033

Cleerly, Inc. Series C	7/08/22	11,581

Conformal Medical, Inc. Series C	7/24/20	3,913

Conformal Medical, Inc. Series D	5/26/23	421

CoreWeave, Inc. Class A	11/29/23 - 10/03/24	38,460

CoreWeave, Inc. Series C	5/17/24	7,103

Cyclerion Therapeutics, Inc.	4/02/19	8,052

Databricks, Inc. Series G	2/01/21	14,798

Databricks, Inc. Series H	8/31/21	20,074

Dataminr, Inc. Series D 8%	2/18/15 - 3/06/15	22,617

Deep Genomics, Inc. Series C	7/21/21	9,894

Diamond Foundry, Inc. Series C	3/15/21	40,911

Discord, Inc. Series I	9/15/21	3,854

DNA Script	12/17/21	1,788

DNA Script Series B	12/17/21	18

DNA Script Series C	10/01/21	9,466

Dragonfly Therapeutics, Inc.	12/19/19	12,746

Element Biosciences, Inc. Series B	12/13/19	5,745

Element Biosciences, Inc. Series C	6/21/21	9,869

Element Biosciences, Inc. Series D	6/28/24	1,764

Element Biosciences, Inc. Series D1	6/28/24	1,764

ElevateBio LLC Series C	3/09/21	6,436

Enevate Corp. Series E	1/29/21	4,510

Enevate Corp. 6%	11/02/23	212

Enevate Corp. 10% 5/12/25	11/12/24	63

Epic Games, Inc.	7/13/20 - 7/30/20	29,786

Evozyne, Inc. Series A	4/09/21	9,992

Evozyne, Inc. Series B	9/14/23	3,841

Evozyne, Inc. 6% 9/13/28 pay-in-kind	9/14/23 - 9/30/24	4,097

Fanatics, Inc. Class A	8/13/20 - 10/24/22	21,636

Faraday Pharmaceuticals, Inc. Series B	12/30/19	843

Farmers Business Network, Inc. warrants 9/27/33	9/29/23	0

Farmers Business Network, Inc. Series G	9/15/21	1,763

Farmers Business Network, Inc. 15% 9/28/25	9/29/23	739

Figma, Inc. Class A	5/15/24	7,853

Freenome, Inc. Series C	8/14/20	5,958

Freenome, Inc. Series D	11/22/21	3,789

Galvanize Therapeutics Series B	3/29/22	7,518

Galvanize Therapeutics 6% 2/28/27	2/28/24	2,719

Generate Biomedicines Series B	11/02/21	9,726

Generate Biomedicines Series C	6/05/23	3,148

Genesis Therapeutics, Inc. Series B	8/10/23	8,452

GoBrands, Inc. Series G	3/02/21	31,386

GoBrands, Inc. Series H	7/22/21	40,524

Inscripta, Inc. Series D	11/13/20	7,724

Inscripta, Inc. Series E	3/30/21	9,594

Insightec Ltd. Series G	6/17/24	5,880

Intarcia Therapeutics, Inc.	11/14/12	14,331

Intarcia Therapeutics, Inc. Series DD	3/17/14	50,000

Intarcia Therapeutics, Inc. 6%	2/26/19	13,682

JUUL Labs, Inc. Class A	7/06/18 - 2/23/24	9,162

JUUL Labs, Inc. Series E	7/06/18	650

Kardium, Inc. Series D6	12/30/20	5,992

Kardium, Inc. 0%	12/30/20	8,368

Kardium, Inc. 10% 12/31/26	5/31/24 - 9/30/24	6,922

Kartos Therapeutics, Inc. Series C	8/22/23	6,936

Korro Bio, Inc.	7/14/23	3,315

Laronde, Inc. Series B	8/13/21	9,646

LifeMine Therapeutics, Inc. Series C	2/15/22	15,874

Lightmatter, Inc. Series C	5/19/23	6,713

Lightmatter, Inc. Series C2	12/18/23	1,666

Lightmatter, Inc. Series D	10/11/24	34,214

Lyte AI, Inc. Series B	8/13/24	8,542

Medical Microinstruments, Inc. warrants 2/16/31	2/16/24	0

Medical Microinstruments, Inc. Series C	2/16/24	7,100

Meesho Series D2	7/15/24	9,211

Meesho Series E	7/15/24	1,534

Meesho Series E1	4/18/24	1,266

Meesho Series F	9/21/21 - 7/15/24	25,143

Menlo Micro, Inc. Series C	2/09/22	5,863

Metsera, Inc. Series B	11/12/24	5,485

Mirador Therapeutics, Inc. Series A	3/19/24	8,035

National Resilience, Inc. Series B	12/01/20	17,449

National Resilience, Inc. Series C	6/28/21	16,831

Neutron Holdings, Inc.	2/04/21	15

Neutron Holdings, Inc. Series 1D	1/25/19	4,339

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	3,596

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	743

Neutron Holdings, Inc. 7.5% 10/29/26	10/29/21 - 10/27/24	8,635

Odyssey Therapeutics, Inc. Series B	9/30/22	8,203

Odyssey Therapeutics, Inc. Series C	10/25/23	4,952

Omada Health, Inc. Series E	12/22/21	15,336

Oruka Therapeutics, Inc.	9/12/24	6,841

Parabilis Medicines, Inc. Series D	11/17/22	9,509

Parabilis Medicines, Inc. Series E	2/29/24	3,058

Paragon Biosciences Emalex Capital, Inc. Series B	9/18/19	4,240

Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	5,992

Paragon Biosciences Emalex Capital, Inc. Series D1	10/21/22	8,168

Paragon Biosciences Emalex Capital, Inc. Series D2	5/18/22	1,190

Pine Labs Private Ltd.	6/30/21	1,536

Pine Labs Private Ltd. Series 1	6/30/21	3,671

Pine Labs Private Ltd. Series A	6/30/21	917

Pine Labs Private Ltd. Series B	6/30/21	998

Pine Labs Private Ltd. Series B2	6/30/21	807

Pine Labs Private Ltd. Series C	6/30/21	1,502

Pine Labs Private Ltd. Series C1	6/30/21	316

Pine Labs Private Ltd. Series D	6/30/21	338

Quell Therapeutics Ltd. Series B	11/24/21	7,315

Rad Power Bikes, Inc.	1/21/21	5,705

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	744

Rad Power Bikes, Inc. Series C	1/21/21	2,926

Rad Power Bikes, Inc. Series D	9/17/21	10,267

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	986

Redwood Materials Series C	5/28/21	3,795

Redwood Materials Series D	6/02/23	895

Retym, Inc. Series C	5/17/23 - 6/20/23	5,185

SalioGen Therapeutics, Inc. Series B	12/10/21	5,471

Saluda Medical, Inc. warrants 1/20/27	1/20/22	0

Saluda Medical, Inc. Series D	1/20/22	7,416

Saluda Medical, Inc. Series E	4/06/23	6,456

Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	0

Scorpion Therapeutics, Inc. Series B	1/08/21	3,207

Scorpion Therapeutics, Inc. Series C1	7/01/24	2,915

Sima Technologies, Inc. Series B	5/10/21	8,184

Sima Technologies, Inc. Series B1	4/25/22	758

Sima Technologies, Inc. 10% 12/31/27	4/08/24 - 10/05/24	1,624

Skyhawk Therapeutics, Inc.	5/21/21	9,904

Skyryse, Inc. Series B	10/21/21	14,029

Skyryse, Inc. 0% 2/5/27	8/13/24	1,094

Sonoma Biotherapeutics, Inc. Series B	7/26/21	4,936

Sonoma Biotherapeutics, Inc. Series B1	7/26/21	3,949

Space Exploration Technologies Corp.	10/16/15	24,604

Space Exploration Technologies Corp. Series G	1/20/15	16,753

Stripe, Inc. Class B	5/18/21	8,246

Stripe, Inc. Series H	3/15/21	3,539

Summit Therapeutics, Inc.	9/12/24	8,554

T-Knife Therapeutics, Inc. Series B	6/30/21	5,741

Tectonic Therapeutic, Inc.	1/30/24	5,351

Tenstorrent Holdings, Inc. Series C1	4/23/21	10,596

Tenstorrent Holdings, Inc. Series D1	7/16/24	7,906

Tenstorrent Holdings, Inc. Series D2	7/17/24	3,590

The Beauty Health Co.	12/08/20	28,847

Tory Burch LLC Class A	5/14/15	67,653

Tory Burch LLC Class B	12/31/12	17,505

Treeline Biosciences Series A	7/30/21 - 10/27/22	10,545

Treeline Biosciences Series A1	10/27/22	3,997

Triveni Bio, Inc. Series B	9/19/24	4,987

VAST Data Ltd. Series A	11/28/23	3,500

VAST Data Ltd. Series A1	11/28/23	8,616

VAST Data Ltd. Series A2	11/28/23	9,911

VAST Data Ltd. Series B	11/28/23	7,886

VAST Data Ltd. Series C	11/28/23	230

VAST Data Ltd. Series E	11/28/23	15,072

Waymo LLC Series A2	5/08/20	3,844

Waymo LLC Series C2	10/18/24	2,624

Wugen, Inc. Series B	7/09/21	3,827

Wugen, Inc. 10% 6/14/25	6/14/24	2,085

X Holdings Corp. Class A	10/27/21	8,414

xAI Corp. Series B	5/13/24	25,656

xAI Corp. Series C	11/22/24	48,557

Xsight Labs Ltd. warrants 1/11/34	1/11/24	0

Xsight Labs Ltd. Series D	2/16/21	6,300

Xsight Labs Ltd. Series D1	1/11/24	1,605

Xsight Labs Ltd. 0%	11/04/24	1,034

Zipline International, Inc. Series G	6/07/24	7,553

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.64%	735	3,642,902	3,539,622	5,037	(1)	-	104,014	0.2%
Fidelity Securities Lending Cash Central Fund 4.64%	682,440	2,297,183	2,646,205	4,499	-	-	333,418	1.3%
Total	683,175	5,940,085	6,185,827	9,536	(1)	-	437,432

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Nutanix, Inc. Class A	525,353	465,491	24,892	-	14,805	(121,117)	-
Presbia PLC	-	-	-	-	(8,304)	8,304	-
The Beauty Health Co.	7,385	-	-	-	-	(3,116)	4,269
The Beauty Health Co. Class A,	5,008	7,266	1,955	-	(8,818)	4,194	5,695
Total	537,746	472,757	26,847	-	(2,317)	(111,735)	9,964

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	7,793,280	7,661,425	-	131,855
Consumer Discretionary	11,606,990	11,418,015	31,526	157,449
Consumer Staples	1,738,482	1,720,774	-	17,708
Energy	219,620	166,152	53,468	-
Financials	3,015,119	2,914,745	9,105	91,269
Health Care	8,139,465	7,638,781	5,503	495,181
Industrials	2,694,375	2,002,254	79,855	612,266
Information Technology	33,455,450	32,896,364	14,168	544,918
Materials	357,412	308,038	-	49,374
Real Estate	102,502	102,502	-	-
Utilities	3,245	-	-	3,245

Corporate Bonds	30,934	-	-	30,934

Preferred Securities	17,744	-	-	17,744

Money Market Funds	437,432	437,432	-	-
Total Investments in Securities:	69,612,050	67,266,482	193,625	2,151,943

Net Unrealized Appreciation on Unfunded Commitments	4,543	-	-	4,543
Total	4,543	-	-	4,543
The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$1,730,780
Net Realized Gain (Loss) on Investment Securities	56,212
Net Unrealized Gain (Loss) on Investment Securities	202,730
Cost of Purchases	317,160
Proceeds of Sales	(98,716)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(56,223)
Ending Balance	$2,151,943
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2024	$199,469

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
As of November 30, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $323,755) - See accompanying schedule:
Unaffiliated issuers (cost $23,797,168)	$69,164,654
Fidelity Central Funds (cost $437,428)	437,432
Other affiliated issuers (cost $42,213)	9,964

Total Investment in Securities (cost $24,276,809)		$69,612,050
Restricted cash		46
Foreign currency held at value (cost $73)		73
Receivable for investments sold		58,363
Unrealized appreciation on unfunded commitments		4,872
Receivable for fund shares sold		6,123
Dividends receivable		32,108
Interest receivable		1,248
Distributions receivable from Fidelity Central Funds		750
Prepaid expenses		68
Other receivables		2,297
Total assets		69,717,998
Liabilities
Payable to custodian bank	$38
Payable for investments purchased	17,546
Unrealized depreciation on unfunded commitments	329
Payable for fund shares redeemed	24,463
Accrued management fee	27,839
Other payables and accrued expenses	13,479
Collateral on securities loaned	333,361
Total liabilities		417,055
Commitments and contingent liabilities
Net Assets		$69,300,943
Net Assets consist of:
Paid in capital		$18,527,864
Total accumulated earnings (loss)		50,773,079
Net Assets		$69,300,943

Net Asset Value and Maximum Offering Price
Growth Company :
Net Asset Value, offering price and redemption price per share ($60,512,551 ÷ 1,392,973 shares)		$43.44
Class K :
Net Asset Value, offering price and redemption price per share ($8,788,392 ÷ 201,081 shares)		$43.71
Consolidated Statement of Operations
Year ended November 30, 2024 Amounts in thousands
Investment Income
Dividends		$276,694
Interest		1,322
Income from Fidelity Central Funds (including $4,499 from security lending)		9,536
Total income		287,552
Expenses
Management fee
Basic fee	$353,463
Performance adjustment	(51,546)
Transfer agent fees	13,318
Accounting fees	604
Custodian fees and expenses	763
Independent trustees' fees and expenses	265
Registration fees	220
Audit fees	178
Legal	39
Interest	8
Miscellaneous	415
Total expenses before reductions	317,727
Expense reductions	(2,490)
Total expenses after reductions		315,237
Net Investment income (loss)		(27,685)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	6,220,554
Redemptions in-kind	2,447,139
Fidelity Central Funds	(1)
Other affiliated issuers	(2,317)
Foreign currency transactions	61
Futures contracts	6,796
Total net realized gain (loss)		8,672,232
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $6,877)	13,452,752
Affiliated issuers	(111,735)
Unfunded commitments	4,543
Assets and liabilities in foreign currencies	(148)
Total change in net unrealized appreciation (depreciation)		13,345,412
Net gain (loss)		22,017,644
Net increase (decrease) in net assets resulting from operations		$21,989,959
Consolidated Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2024	Year ended November 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(27,685)	$(93,743)
Net realized gain (loss)	8,672,232	3,070,821
Change in net unrealized appreciation (depreciation)	13,345,412	7,838,995
Net increase (decrease) in net assets resulting from operations	21,989,959	10,816,073
Distributions to shareholders	(1,985,138)	(2,600,954)

Share transactions - net increase (decrease)	(1,673,645)	78,916
Total increase (decrease) in net assets	18,331,176	8,294,035

Net Assets
Beginning of period	50,969,767	42,675,732
End of period	$69,300,943	$50,969,767

Consolidated Financial Highlights
Fidelity® Growth Company Fund

Years ended November 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$31.27	$26.47	$41.75	$34.49	$21.54
Income from Investment Operations
Net investment income (loss) A,B	(.02)	(.06)	(.09)	(.14) C	(.10)
Net realized and unrealized gain (loss)	13.41	6.48	(11.30)	10.31	13.87
Total from investment operations	13.39	6.42	(11.39)	10.17	13.77
Distributions from net realized gain	(1.22)	(1.62)	(3.89)	(2.91)	(.82)
Total distributions	(1.22)	(1.62)	(3.89)	(2.91)	(.82)
Net asset value, end of period	$43.44	$31.27	$26.47	$41.75	$34.49
Total Return D	44.23%	26.74%	(29.90)%	31.76%	66.23%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.53%	.72%	.86%	.79%	.83%
Expenses net of fee waivers, if any	.52%	.71%	.86%	.79%	.83%
Expenses net of all reductions	.52%	.71%	.86%	.79%	.83%
Net investment income (loss)	(.06)%	(.22)%	(.32)%	(.38)% C	(.41)%
Supplemental Data
Net assets, end of period (in millions)	$60,513	$43,116	$34,900	$53,845	$43,533
Portfolio turnover rate G,H	18%	12%	14%	16%	18%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.43)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Growth Company Fund Class K

Years ended November 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$31.43	$26.59	$41.89	$34.57	$21.57
Income from Investment Operations
Net investment income (loss) A,B	.01	(.04)	(.07)	(.12) C	(.08)
Net realized and unrealized gain (loss)	13.49	6.50	(11.34)	10.35	13.90
Total from investment operations	13.50	6.46	(11.41)	10.23	13.82
Distributions from net realized gain	(1.22)	(1.62)	(3.89)	(2.91)	(.82)
Total distributions	(1.22)	(1.62)	(3.89)	(2.91)	(.82)
Net asset value, end of period	$43.71	$31.43	$26.59	$41.89	$34.57
Total Return D	44.36%	26.77%	(29.85)%	31.87%	66.37%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.45%	.65%	.79%	.73%	.75%
Expenses net of fee waivers, if any	.44%	.65%	.79%	.72%	.75%
Expenses net of all reductions	.44%	.65%	.79%	.72%	.75%
Net investment income (loss)	.02%	(.15)%	(.26)%	(.32)% C	(.33)%
Supplemental Data
Net assets, end of period (in millions)	$8,788	$7,854	$7,776	$15,994	$18,449
Portfolio turnover rate G,H	18%	12%	14%	16%	18%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.37)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended November 30, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Growth Company Fund (the Fund) is a non-diversified fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$2,103,265	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.0 - 61.8 / 14.4	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	6.5 - 23.9 / 22.6	Increase
		Market approach	Transaction price	$0.61 - $253.39 / $34.28	Increase
			Discount rate	5.0% - 80.0% / 32.8%	Decrease
			Premium rate	5.0% - 50.0% / 19.3%	Increase
		Discounted cash flow	Discount rate	4.1% - 12.6% / 10.9%	Decrease
			Term	2.1 - 7.3 / 4.1	Increase
			Probability rate	6.0% - 60.0% / 22.2%	Increase
		Recovery value	Recovery value	$0.00 - $0.10 / $0.00	Increase
		Black scholes	Discount rate	3.5% - 4.7% / 4.3%	Increase
			Term	0.3 - 5.0 / 2.8	Increase
			Volatility	45.0% - 100.0% / 68.9%	Increase
		Book value	Book value multiple	1.7	Increase
Corporate Bonds	$30,934	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.3 - 6.5 / 3.2	Increase
			Discount rate	25.0% - 29.2% / 28.2%	Decrease
			Probability rate	0.0% - 75.0% / 27.8%	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	19.8% - 35.4% / 21.1%	Decrease
			Probability rate	0.0% - 70.0% / 28.7%	Increase
		Black scholes	Discount rate	4.3% - 5.2% / 4.4%	Increase
			Term	0.1 - 1.8 / 1.2	Increase
			Volatility	55.0% - 100.0% / 70.5%	Increase
Preferred Securities	$17,744	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5 - 4.3 / 2.8	Increase
			Discount rate	15.5%	Decrease
			Probability rate	0.0% - 75.0% / 25.0%	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	5.0% - 37.9% / 23.9%	Decrease
			Probability rate	0.0% - 60.0% / 27.3%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.3% - 5.2% / 4.3%	Increase
			Term	0.4 - 3.0 / 2.2	Increase
			Volatility	50.0% - 100.0% / 66.2%	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth Company Fund	$1,993

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), contingent interest, redemptions in-kind, partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$47,651,766
Gross unrealized depreciation	(2,444,116)
Net unrealized appreciation (depreciation)	$45,207,650
Tax Cost	$24,408,942

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$5,601,999
Net unrealized appreciation (depreciation) on securities and other investments	$45,207,281

The Fund intends to elect to defer to its next fiscal year $25,182 of ordinary losses recognized during the period January 1, 2024 to November 30, 2024.

The tax character of distributions paid was as follows:

	November 30, 2024	November 30, 2023
Long-term Capital Gains	$1,985,138	$2,600,954

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Growth Company Fund	Crescent Biopharma, Inc	3,871	4,872
Fidelity Growth Company Fund	Jade Biosciences, Inc	5,139	(329)

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Net Assets
Fidelity Growth Company Fund	122,159.18

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the consolidated financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Consolidated Statement of Operations.

Any open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Company Fund	10,817,844	11,839,813

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.
	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Growth Company Fund	77,241	2,447,139	2,878,262

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Growth Company Fund	3,236	134,388

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Growth Company Fund	51,579	915,351	1,347,973
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Growth Company	.60
Class K	.54

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Growth Company	.60
Class K	.53

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Growth Company Fund	Russell 3000 Growth Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Growth Company. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.08)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

	Amount ($)	% of Class-Level Average Net Assets
Growth Company	12,464.1049
Class K	854.0420
	13,318

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Growth Company Fund	.0044

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Growth Company Fund	272

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Growth Company Fund	Borrower	24,956	5.57%	8

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Growth Company Fund	1,214,461	638,204	352,852
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Growth Company Fund	93
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Growth Company Fund	488	121	-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $33.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,457.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2024	Year ended November 30, 2023
Fidelity Growth Company Fund
Distributions to shareholders
Growth Company	$1,684,599	$2,142,375
Class K	300,539	458,579
Total	$1,985,138	$2,600,954
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2024	Year ended November 30, 2023	Year ended November 30, 2024	Year ended November 30, 2023
Fidelity Growth Company Fund
Growth Company
Shares sold	132,648	121,673	$4,962,501	$3,350,704
Reinvestment of distributions	48,618	88,689	1,556,253	1,971,548
Shares redeemed	(167,033)	(149,856)	(6,363,433)	(4,055,528)
Net increase (decrease)	14,233	60,506	$155,321	$1,266,724
Class K
Shares sold	27,290	36,096	$1,018,337	$998,876
Reinvestment of distributions	9,329	20,509	300,214	458,166
Shares redeemed	(85,431)	(99,174)	(3,147,517)	(2,644,850)
Net increase (decrease)	(48,812)	(42,569)	$(1,828,966)	$(1,187,808)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Growth Company Fund	21%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Growth Company Fund	26%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Company Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the consolidated schedule of investments, as of November 30, 2024, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 14, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2024, $6,193,753,661, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	63,800,778,497.24	94.70
Withheld	3,570,039,445.04	5.30
TOTAL	67,370,817,942.28	100.00
Robert A. Lawrence
Affirmative	64,108,462,670.95	95.16
Withheld	3,262,355,271.33	4.84
TOTAL	67,370,817,942.28	100.00
Vijay C. Advani
Affirmative	64,133,057,395.28	95.19
Withheld	3,237,760,546.99	4.81
TOTAL	67,370,817,942.28	100.00
Thomas P. Bostick
Affirmative	64,139,855,546.71	95.20
Withheld	3,230,962,395.57	4.80
TOTAL	67,370,817,942.28	100.00
Donald F. Donahue
Affirmative	63,937,145,751.70	94.90
Withheld	3,433,672,190.58	5.10
TOTAL	67,370,817,942.28	100.00
Vicki L. Fuller
Affirmative	64,281,507,386.43	95.41
Withheld	3,089,310,555.85	4.59
TOTAL	67,370,817,942.28	100.00
Patricia L. Kampling
Affirmative	64,109,163,152.49	95.16
Withheld	3,261,654,789.79	4.84
TOTAL	67,370,817,942.28	100.00
Thomas A. Kennedy
Affirmative	64,211,664,586.45	95.31
Withheld	3,159,153,355.83	4.69
TOTAL	67,370,817,942.28	100.00
Oscar Munoz
Affirmative	63,404,908,650.97	94.11
Withheld	3,965,909,291.31	5.89
TOTAL	67,370,817,942.28	100.00
Karen B. Peetz
Affirmative	64,265,043,761.25	95.39
Withheld	3,105,774,181.03	4.61
TOTAL	67,370,817,942.28	100.00
David M. Thomas
Affirmative	64,123,653,796.08	95.18
Withheld	3,247,164,146.20	4.82
TOTAL	67,370,817,942.28	100.00
Susan Tomasky
Affirmative	64,161,963,823.75	95.24
Withheld	3,208,854,118.52	4.76
TOTAL	67,370,817,942.28	100.00
Michael E. Wiley
Affirmative	64,102,654,208.87	95.15
Withheld	3,268,163,733.41	4.85
TOTAL	67,370,817,942.28	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.539089.127
GCF-ANN-0125
Fidelity® New Millennium Fund®

Annual Report
November 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® New Millennium Fund®
Schedule of Investments November 30, 2024
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 8.9%
Entertainment - 3.0%
Capcom Co. Ltd.	475,600	11,145
Netflix, Inc. (a)	62,000	54,982
Spotify Technology SA (a)	69,600	33,196
The Walt Disney Co.	253,500	29,779
TKO Group Holdings, Inc. (a)	175,600	24,226
		153,328
Interactive Media & Services - 5.3%
Alphabet, Inc. Class A	752,200	127,084
Meta Platforms, Inc. Class A	228,500	131,232
Pinterest, Inc. Class A (a)	382,300	11,591
		269,907
Media - 0.6%
Comcast Corp. Class A	679,100	29,330
TOTAL COMMUNICATION SERVICES		452,565
CONSUMER DISCRETIONARY - 11.4%
Automobiles - 0.5%
General Motors Co.	407,100	22,631
Broadline Retail - 3.6%
Amazon.com, Inc. (a)	878,100	182,548
Hotels, Restaurants & Leisure - 2.6%
Airbnb, Inc. Class A (a)	95,500	12,999
Booking Holdings, Inc.	6,200	32,252
Chipotle Mexican Grill, Inc. (a)	360,500	22,178
Flutter Entertainment PLC (a)(b)	80,700	22,191
Hilton Worldwide Holdings, Inc.	99,000	25,091
Royal Caribbean Cruises Ltd.	79,800	19,476
		134,187
Household Durables - 0.7%
Lennar Corp. Class A	102,100	17,805
NVR, Inc. (a)	2,110	19,487
		37,292
Specialty Retail - 3.0%
Dick's Sporting Goods, Inc.	97,100	20,123
Group 1 Automotive, Inc.	22,700	9,666
Industria de Diseno Textil SA	383,700	21,174
Lowe's Companies, Inc.	218,300	59,471
TJX Companies, Inc.	344,686	43,324
		153,758
Textiles, Apparel & Luxury Goods - 1.0%
Brunello Cucinelli SpA	29,400	2,913
Brunello Cucinelli SpA	287,400	28,473
Ralph Lauren Corp. Class A	77,500	17,934
		49,320
TOTAL CONSUMER DISCRETIONARY		579,736
CONSUMER STAPLES - 3.7%
Beverages - 0.7%
Keurig Dr. Pepper, Inc.	1,036,700	33,848
Consumer Staples Distribution & Retail - 2.7%
Alimentation Couche-Tard, Inc. (multi-vtg.)	200,500	11,762
BJ's Wholesale Club Holdings, Inc. (a)	327,800	31,567
Performance Food Group Co. (a)	421,000	37,149
Walmart, Inc.	635,800	58,812
		139,290
Food Products - 0.0%
Bowery Farming, Inc. (a)(c)(d)	373,432	0
Bowery Farming, Inc. warrants (a)(c)(d)	211,678	0
		0
Personal Care Products - 0.3%
Kenvue, Inc.	697,000	16,784
TOTAL CONSUMER STAPLES		189,922
ENERGY - 3.9%
Energy Equipment & Services - 1.4%
Baker Hughes Co. Class A	933,300	41,019
Kodiak Gas Services, Inc.	348,000	14,073
TechnipFMC PLC	474,686	14,891
		69,983
Oil, Gas & Consumable Fuels - 2.5%
Antero Resources Corp. (a)	364,400	11,912
Canadian Natural Resources Ltd.	494,600	16,735
Cenovus Energy, Inc. (Canada)	725,500	11,447
Cheniere Energy, Inc.	118,226	26,484
Exxon Mobil Corp.	539,300	63,616
		130,194
TOTAL ENERGY		200,177
FINANCIALS - 13.8%
Banks - 4.3%
Bank of America Corp.	965,200	45,857
First Citizens Bancshares, Inc.	7,700	17,672
JPMorgan Chase & Co.	228,300	57,011
KeyCorp	798,700	15,559
M&T Bank Corp.	114,400	25,167
Wells Fargo & Co.	738,268	56,234
		217,500
Capital Markets - 4.1%
Ares Management Corp. Class A,	100,900	17,832
Blue Owl Capital, Inc. Class A (b)	1,052,900	24,985
Goldman Sachs Group, Inc.	74,800	45,521
Houlihan Lokey Class A	100,200	18,947
London Stock Exchange Group PLC	160,862	23,055
Moody's Corp.	45,800	22,899
Morgan Stanley	313,900	41,312
Stifel Financial Corp.	116,800	13,525
		208,076
Financial Services - 3.7%
Apollo Global Management, Inc.	102,400	17,923
Block, Inc. Class A (a)	180,200	15,957
Fiserv, Inc. (a)	309,301	68,343
Visa, Inc. Class A	270,700	85,292
		187,515
Insurance - 1.7%
Chubb Ltd.	200,109	57,777
Marsh & McLennan Companies, Inc.	121,600	28,361
		86,138
TOTAL FINANCIALS		699,229
HEALTH CARE - 9.5%
Biotechnology - 0.9%
Alnylam Pharmaceuticals, Inc. (a)	35,700	9,035
Argenx SE ADR (a)	19,200	11,838
BioNTech SE ADR (a)	85,800	10,158
Gilead Sciences, Inc.	174,600	16,164
		47,195
Health Care Equipment & Supplies - 2.5%
Boston Scientific Corp. (a)	631,668	57,267
Glaukos Corp. (a)	56,900	8,174
Insulet Corp. (a)	74,900	19,982
Stryker Corp.	111,100	43,568
		128,991
Health Care Providers & Services - 2.2%
Cigna Group	69,600	23,511
UnitedHealth Group, Inc.	143,100	87,320
		110,831
Life Sciences Tools & Services - 1.8%
Danaher Corp.	190,900	45,757
Thermo Fisher Scientific, Inc.	83,800	44,383
		90,140
Pharmaceuticals - 2.1%
Eli Lilly & Co.	93,100	74,047
Merck & Co., Inc.	313,500	31,864
		105,911
TOTAL HEALTH CARE		483,068
INDUSTRIALS - 12.7%
Aerospace & Defense - 4.1%
BWX Technologies, Inc.	139,900	18,306
GE Aerospace	202,712	36,926
General Dynamics Corp.	125,100	35,530
Howmet Aerospace, Inc.	212,000	25,097
Space Exploration Technologies Corp. (a)(c)(d)	585,890	68,502
Space Exploration Technologies Corp. Class C (a)(c)(d)	8,180	956
The Boeing Co. (a)	65,060	10,113
TransDigm Group, Inc.	11,700	14,660
		210,090
Building Products - 1.5%
Builders FirstSource, Inc. (a)	65,800	12,270
Fortune Brands Innovations, Inc.	301,500	23,607
Trane Technologies PLC	90,200	37,543
		73,420
Construction & Engineering - 0.9%
Comfort Systems U.S.A., Inc.	29,900	14,749
Quanta Services, Inc.	86,500	29,801
		44,550
Electrical Equipment - 2.0%
Eaton Corp. PLC	104,500	39,231
GE Vernova LLC	98,303	32,845
Prysmian SpA	253,600	16,728
Vertiv Holdings Co.	102,800	13,117
		101,921
Ground Transportation - 0.7%
Uber Technologies, Inc. (a)	524,900	37,772
Machinery - 2.2%
Allison Transmission Holdings, Inc.	223,600	26,497
Ingersoll Rand, Inc.	197,920	20,617
Parker Hannifin Corp.	40,000	28,116
Westinghouse Air Brake Tech Co.	181,800	36,473
		111,703
Professional Services - 0.8%
FTI Consulting, Inc. (a)	55,720	11,284
KBR, Inc.	248,000	15,086
Paycom Software, Inc.	2,200	510
TransUnion	155,800	15,814
		42,694
Trading Companies & Distributors - 0.5%
United Rentals, Inc.	27,100	23,469
TOTAL INDUSTRIALS		645,619
INFORMATION TECHNOLOGY - 26.4%
Communications Equipment - 0.6%
Arista Networks, Inc. (a)	76,200	30,923
Electronic Equipment, Instruments & Components - 0.4%
Flex Ltd. (a)	559,162	21,791
Semiconductors & Semiconductor Equipment - 10.6%
Analog Devices, Inc.	79,200	17,270
ASML Holding NV (Netherlands)	10,300	7,038
Broadcom, Inc.	246,100	39,888
First Solar, Inc. (a)	69,700	13,889
Marvell Technology, Inc.	373,391	34,610
Micron Technology, Inc.	188,900	18,503
NVIDIA Corp.	2,523,000	348,798
NXP Semiconductors NV	78,376	17,977
ON Semiconductor Corp. (a)	212,700	15,127
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	144,900	26,757
		539,857
Software - 9.2%
Applied Intuition, Inc. Class A (c)(d)	18,639	1,154
Autodesk, Inc. (a)	95,100	27,760
CoreWeave, Inc. Class A (c)(d)	11,162	10,491
Intuit, Inc.	45,600	29,263
Manhattan Associates, Inc. (a)	65,600	18,725
Microsoft Corp.	705,600	298,793
Monday.com Ltd. (a)	76,600	21,859
Oracle Corp.	197,600	36,524
SAP SE sponsored ADR	85,000	20,196
		464,765
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	1,196,500	283,965
TOTAL INFORMATION TECHNOLOGY		1,341,301
MATERIALS - 3.3%
Chemicals - 1.6%
CF Industries Holdings, Inc.	161,300	14,462
Element Solutions, Inc.	345,700	9,915
Linde PLC	74,600	34,390
Sherwin-Williams Co.	64,000	25,434
		84,201
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	23,800	14,280
Containers & Packaging - 0.5%
International Paper Co.	409,700	24,103
Metals & Mining - 0.9%
Agnico Eagle Mines Ltd. (United States)	231,600	19,552
Freeport-McMoRan, Inc.	404,689	17,887
Ivanhoe Mines Ltd. (a)	476,400	6,462
		43,901
TOTAL MATERIALS		166,485
REAL ESTATE - 3.9%
Equity Real Estate Investment Trusts (REITs) - 2.6%
American Tower Corp.	113,000	23,617
Equity Residential (SBI)	365,200	27,996
Kimco Realty Corp.	470,100	12,020
Public Storage Operating Co.	85,100	29,619
Terreno Realty Corp.	324,700	19,687
Ventas, Inc.	303,000	19,413
		132,352
Real Estate Management & Development - 1.3%
CBRE Group, Inc. (a)	299,600	41,941
Zillow Group, Inc. Class C (a)	264,900	22,440
		64,381
TOTAL REAL ESTATE		196,733
UTILITIES - 1.4%
Electric Utilities - 1.0%
Constellation Energy Corp.	77,900	19,986
Edison International	355,400	31,186
		51,172
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.	136,100	21,754
TOTAL UTILITIES		72,926
TOTAL COMMON STOCKS (Cost $3,065,241)		5,027,761

Convertible Preferred Stocks - 0.5%
	Shares	Value ($) (000s)
HEALTH CARE - 0.1%
Biotechnology - 0.1%
National Resilience, Inc. Series B (a)(c)(d)	243,347	6,729
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp. Series H (a)(c)(d)	7,570	8,851
Construction & Engineering - 0.1%
Beta Technologies, Inc.:
Series B, 6.00% (a)(c)(d)	49,853	6,618
Series C, 6.00% (c)(d)	7,000	801
		7,419
TOTAL INDUSTRIALS		16,270
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Applied Intuition, Inc.:
Series A2 (c)(d)	24,262	1,502
Series B2 (c)(d)	11,699	724
CoreWeave, Inc. Series C (c)(d)	716	766
		2,992
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,994)		25,991

Money Market Funds - 0.9%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.64% (e)	28,948,922	28,955
Fidelity Securities Lending Cash Central Fund 4.64% (e)(f)	16,465,849	16,467
TOTAL MONEY MARKET FUNDS (Cost $45,422)		45,422

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $3,123,657)	5,099,174
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(17,106)
NET ASSETS - 100.0%	5,082,068

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $107,094,000 or 2.1% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Applied Intuition, Inc. Class A	7/02/24	1,113

Applied Intuition, Inc. Series A2	7/02/24	1,448

Applied Intuition, Inc. Series B2	7/02/24	698

Beta Technologies, Inc. Series B, 6.00%	4/04/22	5,143

Beta Technologies, Inc. Series C, 6.00%	10/24/24	801

Bowery Farming, Inc.	5/18/21 - 10/25/23	11,746

Bowery Farming, Inc. warrants	10/25/23	0

CoreWeave, Inc. Class A	11/29/23	3,459

CoreWeave, Inc. Series C	5/17/24	558

National Resilience, Inc. Series B	12/01/20	3,324

Space Exploration Technologies Corp.	4/08/16 - 9/11/17	5,980

Space Exploration Technologies Corp. Class C	9/11/17	110

Space Exploration Technologies Corp. Series H	8/04/17	1,022

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.64%	24,847	884,862	880,754	1,886	-	-	28,955	0.1%
Fidelity Securities Lending Cash Central Fund 4.64%	21,219	244,856	249,608	53	-	-	16,467	0.1%
Total	46,066	1,129,718	1,130,362	1,939	-	-	45,422

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	452,565	452,565	-	-
Consumer Discretionary	579,736	558,562	21,174	-
Consumer Staples	189,922	189,922	-	-
Energy	200,177	200,177	-	-
Financials	699,229	676,174	23,055	-
Health Care	489,797	483,068	-	6,729
Industrials	661,889	576,161	-	85,728
Information Technology	1,344,293	1,322,618	7,038	14,637
Materials	166,485	166,485	-	-
Real Estate	196,733	196,733	-	-
Utilities	72,926	72,926	-	-

Money Market Funds	45,422	45,422	-	-
Total Investments in Securities:	5,099,174	4,940,813	51,267	107,094
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Other Investments in Securities
Beginning Balance	$21,881
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	11,152
Cost of Purchases	3,817
Proceeds of Sales	(15,484)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$21,366
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2024	$(3,974)
Industrials
Beginning Balance	$59,158
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	25,769
Cost of Purchases	801
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$85,728
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2024	$25,769

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of November 30, 2024 Amounts in thousands (except per-share amount)
Assets
Investment in securities, at value (including securities loaned of $15,991) - See accompanying schedule:
Unaffiliated issuers (cost $3,078,235)	$5,053,752
Fidelity Central Funds (cost $45,422)	45,422

Total Investment in Securities (cost $3,123,657)		$5,099,174
Foreign currency held at value (cost $214)		213
Receivable for fund shares sold		2,446
Dividends receivable		2,868
Distributions receivable from Fidelity Central Funds		121
Prepaid expenses		5
Other receivables		70
Total assets		5,104,897
Liabilities
Payable for investments purchased	$278
Payable for fund shares redeemed	2,833
Accrued management fee	3,136
Other payables and accrued expenses	115
Collateral on securities loaned	16,467
Total liabilities		22,829
Net Assets		$5,082,068
Net Assets consist of:
Paid in capital		$2,934,938
Total accumulated earnings (loss)		2,147,130
Net Assets		$5,082,068
Net Asset Value, offering price and redemption price per share ($5,082,068 ÷ 80,711 shares)		$62.97
Statement of Operations
Year ended November 30, 2024 Amounts in thousands
Investment Income
Dividends		$42,766
Interest		15
Income from Fidelity Central Funds (including $53 from security lending)		1,939
Total income		44,720
Expenses
Management fee
Basic fee	$28,560
Performance adjustment	6,165
Transfer agent fees	1,487
Accounting fees	256
Custodian fees and expenses	46
Independent trustees' fees and expenses	20
Registration fees	108
Audit fees	94
Legal	6
Miscellaneous	66
Total expenses before reductions	36,808
Expense reductions	(185)
Total expenses after reductions		36,623
Net Investment income (loss)		8,097
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	209,739
Redemptions in-kind	141,461
Foreign currency transactions	(60)
Futures contracts	1,302
Total net realized gain (loss)		352,442
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,108,995
Assets and liabilities in foreign currencies	(9)
Total change in net unrealized appreciation (depreciation)		1,108,986
Net gain (loss)		1,461,428
Net increase (decrease) in net assets resulting from operations		$1,469,525
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2024	Year ended November 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,097	$12,144
Net realized gain (loss)	352,442	310,756
Change in net unrealized appreciation (depreciation)	1,108,986	98,854
Net increase (decrease) in net assets resulting from operations	1,469,525	421,754
Distributions to shareholders	(144,346)	(98,478)

Share transactions
Proceeds from sales of shares	1,566,852	1,377,863
Reinvestment of distributions	134,886	92,606
Cost of shares redeemed	(1,599,799)	(718,871)

Net increase (decrease) in net assets resulting from share transactions	101,939	751,598
Total increase (decrease) in net assets	1,427,118	1,074,874

Net Assets
Beginning of period	3,654,950	2,580,076
End of period	$5,082,068	$3,654,950

Other Information
Shares
Sold	28,342	31,275
Issued in reinvestment of distributions	2,822	2,343
Redeemed	(27,668)	(16,509)
Net increase (decrease)	3,496	17,109

Financial Highlights
Fidelity® New Millennium Fund®

Years ended November 30,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$47.33	$42.93	$42.94	$37.77	$38.43
Income from Investment Operations
Net investment income (loss) A,B	.09	.17	.75	.62	.54
Net realized and unrealized gain (loss)	17.40	5.81	2.77	7.70	.45
Total from investment operations	17.49	5.98	3.52	8.32	.99
Distributions from net investment income	(.14)	(.64)	(.85)	(.58)	(.36)
Distributions from net realized gain	(1.71)	(.94)	(2.68)	(2.56)	(1.29)
Total distributions	(1.85)	(1.58)	(3.53)	(3.15) C	(1.65)
Net asset value, end of period	$62.97	$47.33	$42.93	$42.94	$37.77
Total Return D	38.19%	14.66%	8.45%	23.56%	2.60%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.78%	.87%	.54%	.49%	.46%
Expenses net of fee waivers, if any	.77%	.86%	.54%	.48%	.46%
Expenses net of all reductions	.77%	.86%	.54%	.48%	.45%
Net investment income (loss)	.17%	.40%	1.83%	1.46%	1.61%
Supplemental Data
Net assets, end of period (in millions)	$5,082	$3,655	$2,580	$2,630	$2,331
Portfolio turnover rate G	44 % H	59% H	12%	19%	22%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended November 30, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$107,094	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.7 - 19.1 / 16.5	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	23.9	Increase
		Market approach	Transaction price	$60.73	Increase
			Discount rate	50.0%	Decrease
		Black scholes	Discount rate	4.2% - 4.3% / 4.2%	Increase
			Term	1.0 - 2.6 / 2.6	Increase
			Volatility	50.0% - 100.0% / 50.0%	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,005,146
Gross unrealized depreciation	(31,281)
Net unrealized appreciation (depreciation)	$1,973,865
Tax Cost	$3,125,309

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,929
Undistributed long-term capital gain	$165,355
Net unrealized appreciation (depreciation) on securities and other investments	$1,973,846

The tax character of distributions paid was as follows:

	November 30, 2024	November 30, 2023
Ordinary Income	$11,164	$ 40,026
Long-term Capital Gains	133,182	58,452
Total	$144,346	$ 98,478

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity New Millennium Fund	2,268,749	2,041,868

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity New Millennium Fund	4,444	141,461	266,111

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity New Millennium Fund	5,655	129,509	237,208
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity New Millennium Fund	.67

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity New Millennium Fund	.63

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .52%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity New Millennium Fund	S&P 500 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity New Millennium Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .13%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees were a fixed annual rate of average net assets of .1487%.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity New Millennium Fund	.0257

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity New Millennium Fund	32

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity New Millennium Fund	109,152	141,529	16,456
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity New Millennium Fund	7
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity New Millennium Fund	6	-	-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $178.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity New Millennium Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity New Millennium Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2024, the related statement of operations for the year ended November 30, 2024, the statement of changes in net assets for each of the two years in the period ended November 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2024 and the financial highlights for each of the five years in the period ended November 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 14, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2024, $210,773,183, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	63,800,778,497.24	94.70
Withheld	3,570,039,445.04	5.30
TOTAL	67,370,817,942.28	100.00
Robert A. Lawrence
Affirmative	64,108,462,670.95	95.16
Withheld	3,262,355,271.33	4.84
TOTAL	67,370,817,942.28	100.00
Vijay C. Advani
Affirmative	64,133,057,395.28	95.19
Withheld	3,237,760,546.99	4.81
TOTAL	67,370,817,942.28	100.00
Thomas P. Bostick
Affirmative	64,139,855,546.71	95.20
Withheld	3,230,962,395.57	4.80
TOTAL	67,370,817,942.28	100.00
Donald F. Donahue
Affirmative	63,937,145,751.70	94.90
Withheld	3,433,672,190.58	5.10
TOTAL	67,370,817,942.28	100.00
Vicki L. Fuller
Affirmative	64,281,507,386.43	95.41
Withheld	3,089,310,555.85	4.59
TOTAL	67,370,817,942.28	100.00
Patricia L. Kampling
Affirmative	64,109,163,152.49	95.16
Withheld	3,261,654,789.79	4.84
TOTAL	67,370,817,942.28	100.00
Thomas A. Kennedy
Affirmative	64,211,664,586.45	95.31
Withheld	3,159,153,355.83	4.69
TOTAL	67,370,817,942.28	100.00
Oscar Munoz
Affirmative	63,404,908,650.97	94.11
Withheld	3,965,909,291.31	5.89
TOTAL	67,370,817,942.28	100.00
Karen B. Peetz
Affirmative	64,265,043,761.25	95.39
Withheld	3,105,774,181.03	4.61
TOTAL	67,370,817,942.28	100.00
David M. Thomas
Affirmative	64,123,653,796.08	95.18
Withheld	3,247,164,146.20	4.82
TOTAL	67,370,817,942.28	100.00
Susan Tomasky
Affirmative	64,161,963,823.75	95.24
Withheld	3,208,854,118.52	4.76
TOTAL	67,370,817,942.28	100.00
Michael E. Wiley
Affirmative	64,102,654,208.87	95.15
Withheld	3,268,163,733.41	4.85
TOTAL	67,370,817,942.28	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.539033.127
NMF-ANN-0125

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	January 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	January 22, 2025

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	January 22, 2025